UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07739

                                         Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                         Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Marcia Y. Lucas, Esq.

The Northern Trust Company

333 South Wabash Ave

Chicago, IL 60604

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2020

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Harding, Loevner Funds, Inc. Semi-Annual Commentary April 30, 2020 Global Equity Portfolio International Equity Portfolio International Small Companies Portfolio Institutional Emerging Markets Portfolio Emerging Markets Portfolio Frontier Emerging Markets Portfolio Global Equity Research Portfolio International Equity Research Portfolio Emerging Markets Research Portfolio Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (877) 435-8105 or by sending an email request to hardingloevnerfunds@ntrs.com. If your account is held through a financial intermediary, you can contact your financial intermediary to make your election. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.     The Prospectus, SAI, and the Fund’s annual and semi-annual reports are also available free of charge on Harding Loevner’s website at hardingloevnerfunds.com. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

HARDING LOEVNER FUNDS

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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Letter to Our Shareholders

Global Equity Portfolio
International Equity Portfolio
International Small Companies Portfolio
Emerging Markets portfolios
Frontier Emerging Markets Portfolio

Global Equity Research Portfolio
International Equity Research Portfolio
Emerging Markets Research Portfolio

Contact

Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center, Floor 38 333 South Wabash Avenue Chicago, IL 60604 Phone: (877) 435-8105 Fax: (312) 267-3657 www.hardingloevnerfunds.com	Must be preceded or accompanied by a current Prospectus. Quasar Distributors, LLC, Distributor

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DAVID LOEVNER, CFA, CIC CHAIRMAN OF THE FUNDS AND CEO OF THE ADVISER SIMON HALLETT, CFA CO-CIO OF THE ADVISER FERRILL ROLL, CFA CO-CIO OF THE ADVISER

The market turmoil unleashed by the COVID-19 pandemic has been nothing short of astonishing. Initial apprehension about the outbreak’s severity, spread, and persistence triggered a breathtaking dive in equity prices that was followed by an equally vertiginous rebound as global policymakers responded with unprecedented monetary and fiscal support. Preliminary estimates indicate that up to a third of global economic capacity may be lying fallow in the battle to combat the pandemic. Tentative forecasts project output declines that range from substantial to positively horrifying. With almost every country grappling with a collapse in output and employment of unknown duration, a cloud of uncertainty now hangs over global markets.

For investors, the pandemic and accompanying economic fallout are startling reminders of the notion of fundamental uncertainty, the collection of vague, indeterminate, and ever-present dangers that lurk just below the surface in every society. A reminder that a fair chunk of what passes for risk defies estimation and therefore cannot be reliably re-engineered, packaged, and hedged away. A wake-up call that, despite mankind’s technological sophistication, foreknowledge of our fate will always remain just beyond our grasp.

Because humans are purposeful and pragmatic animals, we are inclined to dismiss the significance of wild uncertainty. Instead, we assume that the unknown is bounded and that the full range of possible outcomes is somehow under our control. It’s an unrealistic but practical assumption that speeds along decision-making by side-slipping the inevitable log jams thrown up by incessant ambiguity. To banish chaos and assert control, we adopt a hodgepodge of expedient habits so ingrained that we barely notice them. Taking history as our guide, we proceed as though tomorrow, in most respects, will resemble the recent past. We assume that the prices we observe, with a handful of piffling exceptions, reflect a correct summation of all relevant probabilities. And in the absence of confidence in our own views about the future, we look to others and mimic their behavior, knowing that, if we fail, we do so in good company. But this collection of soothing modalities is no more than a convenient fiction. Our willing suspension of disbelief should not fool us into thinking that uncertainty has been brought to heel. Human affairs forever remain at the mercy of unseen hopes and fears that can take charge at any moment.

The problem with these habits, based as they are on a shaky premise, is that they are prone to sudden collapse. The outward pattern of stillness, confidence, and equanimity can shift violently, shattering in an instant the prevailing basis for discounting the future. By definition, the accompanying sudden shift in enterprise value takes us by surprise, and equity holders—those at the foundation of the capital structure—are first to get walloped in the ensuing debacle. But lest we forget, fundamental uncertainty is also what animates the notion of an equity risk premium. After all, if risk could be tamed, the rewards to equity holders would shrivel to match the lesser rewards available higher up the capital structure. Equity holders are consigned to bear this implacable uncertainty in exchange for a prospective and highly uncertain reward that varies inversely with prices.

A weary acceptance of this dismal state of affairs is why we return ceaselessly to our investment philosophy—the beliefs that guide us in tackling not only what is probable and, therefore, quantifiable, but also that which is intrinsically unknowable.

To survive the inevitable bouts of violent uncertainty, investors need to prepare themselves. Our preparation is encapsulated in how we tackle each investment. Before a company can be considered for investment, let alone included in our portfolios, it must satisfy four conditions. It must have a competitive edge: something that keeps rivals at bay, discourages new entrants, or somehow locks in customers or suppliers on preferable terms. It must have superior growth opportunities in which it can reinvest earnings at high rates of return. It must possess financial resources that equip it to weather more than just a passing squall. And, finally, it must be guided by prescient and trusty management capable of adapting to different environments.

To survive the inevitable bouts of violent uncertainty, investors need to prepare themselves. Our preparation is encapsulated in how we tackle each investment.

In the near term, the first line of defense during a crisis is a strong balance sheet. We insist on financial strength because we know that liquidity is plentiful when least needed and can evaporate in an instant. Not having to worry about survival in the event of a downturn means we can spend time thinking about the long-term prospects of the business. But in a raging storm, a strong balance sheet is much more than mere extra ballast that helps to smooth the ups and downs of the business cycle. A retreat in business sentiment also signals a shift in the balance of corporate power. Companies previously shunned because of their perceived outdated conservatism are now inundated with offers from ardent supplicants seeking a lifeline. Suppliers are suddenly keen to secure long-term commitments for their goods and services, while customers are more than willing to extend the life of their

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purchases in exchange for some form of upfront relief. And anxious rivals are now eager to discuss the benefits of a strategic tie-up. But make no mistake: this is about more than simply being able to consummate a merger on favorable terms. A judicious deployment of balance sheet strength can entrench a dominant position for the next cycle and in some cases even reshuffle the competitive landscape.

Financial engineering loses much of its appeal, and profitless growth is harder to justify, when investors are focused on resilience.

Over the medium term, the importance of sustainable growth will also be magnified in a world reeling from a colossal shock. Especially vulnerable, in our view, are the business models that stress short-term earnings targets, improbably large dividend payouts, and lavish spending on stock repurchases at the expense of productive investment. Financial engineering loses much of its appeal, and profitless growth is harder to justify, when investors are focused on resilience. Moreover, seismic shifts are often a powerful catalyst for new growth vectors, akin to the rapid growth you see in a forest after a wildfire. The adoption of new technologies and business models is pulled forward as consumers and businesses adapt to new consumption and work habits. Companies predisposed toward innovation will be best placed to evolve and reap the benefits.

In the very long term, our emphasis on management quality—shorthand for an essential combination of integrity and expertise—is the cornerstone of our philosophy. The notion that investing (and by extension business more broadly) is based on trust sounds a little old-fashioned. Yet without the assurance of probity, the chances that management will actually deliver those long-lived future cashflows to shareholders diminish rapidly. Hubristic overreach and entitlement are fixtures of every expansion. When capital is plentiful and business booming, investors are drawn to the rosiest and most ambitious projections. And with this expansion having lasted longer than any prior episode, with record loose borrowing conditions to boot, we can expect a lengthy hangover as the extent of the overreach is slowly revealed. The disclosure of accounting irregularities at Luckin Coffee, China’s answer to Starbucks and until recently a darling of many growth-oriented investors, is an unfortunate and bitter foretaste of what to expect.

Trying to see through the pandemic at this juncture is little more than an exercise in guesswork. Myriad uncertainties need to be unwound before we can confidently predict how this episode will end. Although risk markets have recovered somewhat, it’s still too early to tell how the forced experiment in flash-freezing economic activity will pan out. Once economies thaw, will workers and businesses coordinate to reconfigure themselves quickly into some semblance of their pre-crisis selves? Or will freezing lead to lasting damage that overwhelms businesses resulting in a prolonged slump? We don’t pretend to know the answer, nor do we believe our guesses are better than average. But we are confident that high-quality growth at reasonable prices is an appropriate standpoint from which to face down fundamental uncertainty.

As ever, we remain grateful for your ongoing willingness to entrust us with the management of your assets.

Sincerely,

David R. Loevner, CFA, CIC	Simon Hallett, CFA	Ferrill D. Roll, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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PORTFOLIO MANAGEMENT TEAM

PETER BAUGHAN, CFA

CO-LEAD PORTFOLIO MANAGER

FERRILL ROLL, CFA

CO-LEAD PORTFOLIO MANAGER

SCOTT CRAWSHAW

PORTFOLIO MANAGER

JINGYI LI

PORTFOLIO MANAGER

CHRISTOPHER MACK, CFA

PORTFOLIO MANAGER

RICHARD SCHMIDT, CFA

PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the Global Equity Portfolio, the Institutional Class declined 0.47%, the Institutional Class Z declined 0.43%, and the Advisor Class declined 0.55% (net of fees and expenses) in the six-month period ended April 30, 2020. The Portfolio’s benchmark, the MSCI All Country World Index, declined 7.67% (net of source taxes).

MARKET REVIEW

Global stock markets fell in the six months ended April 30, as optimism resulting from the US-China trade agreement at the end of 2019 was quickly overshadowed by the ongoing COVID-19 outbreak. Nearly all sectors and regions finished in negative territory for the period.

The closing months of 2019 saw improving investor sentiment as the trade war between the US and China witnessed something of a détente, with the two parties agreeing to a limited pull-back from their entrenched positions. In mid-December, days before new tariffs were to take effect, officials announced a “Phase One” trade agreement. The deal rolled back some US tariffs on Chinese goods while boosting Chinese purchases of US energy, manufactured goods, and agricultural products. The countries also agreed on enhanced protections for intellectual property. The developments bolstered investor sentiment toward China and Emerging Markets (EMs) generally; China’s GDP growth, which appeared to falter at the end of 2018, stabilized by the end of 2019.

Despite the rebound in equity markets, there were signs of fragility in financial markets as we entered 2020. The year began with the US killing of a top Iranian general, escalating tensions in the Middle East before investor attention was gripped by mushrooming

FUND FACTS at April 30, 2020

TOTAL NET ASSETS			$893.5M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			67

TURNOVER (5 YR. AVG.)			37%

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS	INST CLASS Z	ADVISOR CLASS

TICKER	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

INCEPTION DATE	11/3/2009	8/1/2017	12/1/1996

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO[2]	0.93%[3]	0.88%[4]	1.12%	[5]

GROSS EXPENSE RATIO[2]	0.93%	0.88%	1.12%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus dated February 28, 2020, and based on the fiscal year ended October 31, 2019. 3Harding Loevner has contractually agreed to cap the expense ratio at 0.95% through February 28, 2021. 4Harding Loevner has contractually agreed to cap the expense ratio at 0.90% through February 28, 2021. 5Harding Loevner has contractually agreed to cap the expense ratio at 1.25% through February 28, 2021. The expense ratio (without cap) is applicable to investors.

outbreaks of a novel coronavirus in China. By mid-February, Chinese authorities locked down the entire province of Hubei, an area the size of Illinois but, at nearly 60 million people, four times its population. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the respiratory disease spread first in Asia, the epicenter shifted rapidly to Europe and the United States. By March, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease and its fallout. The ensuing travel restrictions, enforced business closures, and home confinements brought economic activity to a shuddering stop. Exacerbating the turmoil, Saudi Arabia decided to retaliate against Russia for its unwillingness to curb oil production, flooding the market with excess supply and pushing oil prices down to an 18-year low.

While global equity markets gyrated violently, government bond yields in developed markets plumbed new lows. As the health crisis morphed into a full-blown economic crisis, central bankers responded emphatically. The Bank of England pledged unlimited support to large company financings, the US Federal Reserve lowered short-term rates to near-zero and unveiled aggressive actions to keep credit flowing, and the European Central Bank expanded its asset purchase program, relaxing its asset eligibility requirements for both sovereign and corporate issuers. The People’s Bank of China cut its reserve requirement ratio—twice—hoping to spur bank lending. On the fiscal front, governments responded with massive spending plans, dwarfing the rescue programs from the global financial crisis. The

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020							for periods ended April 30, 2020

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION* Nov-09 Aug-17 Dec-96			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION* Nov-09 Aug-17 Dec-96

GLOBAL EQUITY PORTFOLIO – INST CLASS	-5.97	5.05	5.78	7.56	8.18			1.30	7.76	7.62	8.71	9.21

GLOBAL EQUITY PORTFOLIO – INST CLASS Z	-5.91	–	–	–		1.39		1.37	–	–	–		5.33

GLOBAL EQUITY PORTFOLIO - ADVISOR CLASS	-6.14	4.83	5.53	7.31			6.50	1.11	7.53	7.37	8.45			6.96

MSCI ALL COUNTRY WORLD INDEX	-11.25	1.50	2.85	5.88	6.61	-1.09	–	-4.96	4.46	4.37	6.94	7.59	2.68	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com.

United States passed a US$2.2 trillion economic relief package, and European governments pledged hundreds of billions of euros to mitigate the sudden losses of personal and corporate incomes. Chinese officials committed to increase spending on infrastructure projects.

Amidst this fraught economic backdrop, Health Care outperformed, with strong relative performance in Pharmaceutical and Biotechnology stocks since drug sales are typically less sensitive in recessions and may even see an uplift in the event of new treatments for COVID-19. Unexpectedly, Information Technology (IT), normally a cyclical sector, also outperformed in the decline, a topic we address later in Perspective and Outlook. Energy stocks performed the worst, falling in sympathy with the dramatic fall in oil prices. Real Estate and Financials also performed poorly, anticipating the overall decline in economic activity and likely increase in defaults.

Viewed by geography, Asian markets were among the most resilient. China performed the best of any major market despite being the locus of the outbreak, perhaps reflecting the success of domestic containment efforts once the virus had been identified. The US also outperformed, but that result is due more to the effect of falling currency exchange rates on the USD-based returns of other markets than on the relative resilience of US versus international stocks. The large Health Care and IT sectors in the US were important contributors. Countries heavily reliant on commodities and energy, such as Australia, Canada, Russia, and Brazil, were some of the worst performers. Emerging Markets performed in line with developed markets, almost solely due to the strong relative performance of China.

PERFORMANCE ATTRIBUTION

The Portfolio’s outperformance derived from both positive sector allocation and stock selection. Our overweights in Health Care and IT helped, as did our underweights in Energy and Financials. Within Health Care, US-based biopharmaceutical holdings Regeneron and Vertex Pharmaceuticals along with Swiss contract drug manufacturer Lonza each managed share price gains, and together they contributed substantially to our relative performance. Regeneron’s shares rose on optimism the company would be able to develop a COVID-19 treatment quickly, having created an approved antiviral for Ebola several years ago. Vertex’s recent launch of new drugs used to treat cystic fibrosis patients, who are at higher risk for life-threatening complications from COVID-19, assured strong take-up of its medication. Lonza shares surged on the recognition the company would enjoy increased demand for its anti-microbial chemicals used to sanitize surfaces.

The Portfolio lagged in the Consumer Discretionary sector as shares of US online travel agency Booking Holdings fell sharply in anticipation of dramatic revenue and profit declines as a result of the cessation of global travel. US e-commerce retailer Amazon.com also detracted from relative performance during the period, owing to the Portfolio’s significant underweight relative to the index.

Viewed by geography, the Portfolio had strong stock selection in every region where we invested except EMs. The US contributed a majority of our relative performance, especially Health Care and IT stocks. In the latter, online payments provider PayPal stands to benefit from increased on-line shopping. NVIDIA, whose chips improve the performance of artificial intelligence (AI) algorithms as well as computer games, should be insulated from the looming decline in demand for semiconductors. AI is being used to research a cure for COVID-19, while more people staying at home should boost gaming consumption.

Our EM stocks hurt the most, particularly bank holdings. Shares of HDFC Bank and ICICI Bank of India and Itaú Unibanco of Brazil were among the Portfolio’s worst performers. Shares of these banks declined due to concerns over the impact that the coronavirus will have on lending growth and loan repayments.

PERSPECTIVE AND OUTLOOK

Since early March, the focus of our investment team has been on the following:

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1. Reviewing all Portfolio holdings or followed companies for newly heightened risks to the investment thesis from the market environment, either in their business model or in their financial structure.

2. Deploying modest cash reserves into companies we strongly admire, but whose shares have seemed far too highly priced until now.

3. Examining our existing holdings for evidence of price dislocations, instances where share prices have either over or under reacted relative to our understanding of their longer-term prospects. Mispricing due to the short-term urgency of others’ behavior can offer rich opportunities for investors with a long-term investment horizon.

4. Divining in what ways companies and individuals may behave differently after the coronavirus is overcome (if they do.)

The stocks of high-quality, fast-growing companies have held their ground well in this market decline. The resilience of quality has come widely to be expected, leading us to fear that, because of the growth in their popularity, shares of high-quality companies might not be as stable in “the next downturn” as in prior episodes. That has not been the case in this one, so far. But the resilience of growth stocks is one of the marvels of this decline. In the US (the stock market for which we have the longest data series), the IT sector, for example, has underperformed the S&P 500 in all but one bear market since 1926. As such, it is generally unheard of for IT to rival the performance of the non-cyclical and traditionally “defensive” sectors of Consumer Staples or Utilities in down markets, yet it has done so this time. This anomaly makes perfect sense, however, considering how companies and individuals have responded to the pandemic in ways that accelerate the trends that were already fueling the growth of companies that exploit the internet as a mode of commerce.

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	0.0	2.8

EMERGING MARKETS	11.8	11.8

EUROPE EMU	5.9	8.4

EUROPE EX-EMU	10.0	8.5

FRONTIER MARKETS[2]	0.0	–

JAPAN	7.0	7.2

MIDDLE EAST	0.0	0.2

PACIFIC EX-JAPAN	2.5	3.2

UNITED STATES	58.5	57.9

CASH	4.3	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	PORTFOLIO	BENCHMARK[1]

COMM SERVICES	11.2	9.4

CONSUMER DISCRETIONARY	6.9	11.3

CONSUMER STAPLES	5.8	8.4

ENERGY	1.8	3.9

FINANCIALS	11.6	13.9

HEALTH CARE	18.4	13.4

INDUSTRIALS	12.0	9.4

INFORMATION TECHNOLOGY	22.4	19.3

MATERIALS	5.6	4.5

REAL ESTATE	0.0	3.1

UTILITIES	0.0	3.4

CASH	4.3	–

1MSCI All Country World Index.

The most obvious of these trends is the increasing share of online spending at the expense of brick-and-mortar shops and malls. Online retailers Alibaba, Amazon, and eBay, along with grocers that were prescient to build online ordering and fulfillment infrastructure, have provided a lifeline to hundreds of millions who find themselves unable to leave their homes. We believe this mass migration to online shopping will not reverse when the pandemic subsides, so long-term growth in customers will have been drawn forward for the companies best able to ramp up during the crisis. We think their gain in market share from traditional retailers will be sustained, especially as many smaller ones may not survive, further increasing the economies of scale enjoyed by the largest e-commerce players. Similarly, companies that are providing secure online networks, enabling online or contactless payment functions, or supporting the current remote-work environment are growing stronger even as the economy lapses into a coma.

Online retailers Alibaba, Amazon, and eBay, along with grocers that were prescient to build online ordering and fulfillment infrastructure, have provided a lifeline to hundreds of millions who find themselves unable to leave their homes.

On the opposite end of the spectrum is the poorly performing Energy industry which we, admittedly, misanalysed. We dismissed concerns about petroleum reserves ultimately becoming “stranded” (stemming from fossil fuel bans or carbon taxes) as being just a version of sunk costs, with no implication for cash flows except in the very long term. That meant we overlooked a key feature of the forces shaping competition in this industry. We failed to anticipate that the mere prospect of stranded assets would cause rival oil-producing countries to alter their strategies. If some reserves are eventually going to be shut in by reduced demand, low-cost producers will aim to make sure it’s not their reserves that are shut in. Better, therefore, to

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take out the high-cost producers sooner rather than later. That is the rational explanation of what OPEC members have done by scotching their agreement. The pandemic has temporarily crushed demand just as supply discipline has been abrogated.

Looking forward, the questions for us have become: Will there be excess, or instead insufficient, supply to meet resumed demand on the far side of the COVID-19 recession, given the closure of access to capital markets for a large swath of the high cost and debt-dependent producers in this combined oil price and high-yield swoon? How much exploration and production capital expenditure was being made, and how much will no longer get spent? We’re unsure, but this much is clear: the breakdown of the OPEC-led cartel has done more to raise the cost of capital for the Energy industry than all the Extinction Rebellion and 350.org protests combined. The question remains whether this higher cost of capital will deliver what the rarely considered logic demands: higher returns on capital for those who remain in the business.

Another marvel of this bear market has been the astonishing outperformance of Chinese shares, especially those traded primarily on the domestic Shanghai and Shenzhen exchanges, relative not only to the rest of Emerging Markets, but relative even to the US market. While there may be some effect from lower financialization (read: derivative engineering) in Chinese markets, the prohibition of short-selling, and maybe even some muscular jawboning by their regulators, we think China’s out-performance is for the most part based on solid grounds. Ultimately, China’s economy is likely to recover faster, and its political influence with other countries will expand, especially in those places that are benefiting from Chinese medical and technical aid.

PORTFOLIO HIGHLIGHTS

We ended the period overweight to Health Care, IT, Industrials, Communication Services, and Materials and underweight to Consumer Discretionary, Consumer Staples, Financials, and Energy. By continuing to add to our US holdings, we reached a slight overweight, thus ending a long-standing underweight to the US.

Health Care remains the Portfolio’s largest overweight, boosted by especially good performance from Vertex, Regeneron, and Lonza. While Vertex’s shares remain attractive in our view, we sold our Regeneron shares after their big run-up left their valuation extended.

Emblematic of our struggle to analyze the Energy sector is the poor performance of our longstanding shareholding in Schlumberger. While it remains a leading global provider of cutting-edge services for oil drilling, its profitability and balance sheet have been badly damaged by the plunge in oil prices. Exploration budgets, already diminished by years of low oil prices and now further reduced by weakened oil consumption from virus containment measures, will face additional cuts as Saudi Arabia and Russia increase production in an attempt to bankrupt US shale oil producers. In these conditions, we lost confidence in the adequacy of

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	%

PAYPAL	INFO TECHNOLOGY	US	4.9

VERTEX PHARMACEUTICALS	HEALTH CARE	US	3.6

ALPHABET	COMM SERVICES	US	3.1

LONZA	HEALTH CARE	SWITZERLAND	2.9

ROPER	INDUSTRIALS	US	2.8

ILLUMINA	HEALTH CARE	US	2.6

FIRST REPUBLIC BANK	FINANCIALS	US	2.6

FACEBOOK	COMM SERVICES	US	2.6

AIA GROUP	FINANCIALS	HONG KONG	2.5

APPLE	INFO TECHNOLOGY	US	2.4

Schlumberger’s financial resources and, consequently, sold the balance of our shares. We reinvested the proceeds in Exxon, whose profitability is similarly sensitive to oil prices but whose balance sheet does not present the same concerns.

We bought John Deere, the world’s largest manufacturer of agricultural equipment. Our thesis is that conservative farmers will ultimately embrace precision-farming technologies to raise their profitability and that Deere is exceptionally well-positioned to enable and exploit such adoption. We also bought Synopsys, a global leader in the US$6 billion design-automation software industry. Synopsys’s revenue is linked to design activity rather than semiconductor end demand and it enjoys more stability in its revenues than its customers do.

We sold two very successful long-term Japanese holdings whose share prices rose to exceed even our most optimistic forecasts: M3, an innovative online health care information platform; and MonotaRO, an online provider of janitorial and maintenance supplies to many thousands of primarily small industrial companies across Japan.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

FERRILL ROLL, CFA CO-LEAD PORTFOLIO MANAGER ANDREW WEST, CFA CO-LEAD PORTFOLIO MANAGER BRYAN LLOYD, CFA PORTFOLIO MANAGER PATRICK TODD, CFA PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the International Equity Portfolio, the Institutional Class declined 9.35%, the Institutional Class Z declined 9.34%, and the Investor Class declined 9.50% (net of fees and expenses) in the six-month period ended April 30, 2020. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, declined 13.22% (net of source taxes).

MARKET REVIEW

International stock markets fell in the six months ended 30 April, as optimism resulting from the US-China trade agreement at the end of 2019 was quickly overshadowed by the ongoing COVID-19 outbreak. Nearly all sectors and regions finished in negative territory for the period.

The closing months of 2019 saw the trade war between the US and China reach something of a détente, with the two parties agreeing to a limited pull-back from their entrenched positions. In mid-December, days before new tariffs were to take effect, officials announced a “Phase One” trade agreement. The deal rolled back some US tariffs on Chinese goods while boosting Chinese purchases of US energy, manufactured goods, and agricultural products. The countries also agreed on enhanced protections for intellectual property. The developments bolstered investor sentiment toward China and Emerging Markets (EMs) generally; China’s GDP growth, which appeared to falter at the end of 2018, stabilized by the end of 2019.

FUND FACTS at April 30, 2020

TOTAL NET ASSETS			$14,339.1M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			59

TURNOVER (5 YR. AVG.)			19%

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS	INST CLASS Z	INVESTOR CLASS

TICKER	HLMIX	HLIZX	HLMNX

CUSIP	412295107	412295719	412295503

INCEPTION DATE	5/11/1994	7/17/2017	9/30/2005

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO[2]	0.81%[3]	0.75%[4]	1.13%	[5]

GROSS EXPENSE RATIO[2]	0.81%	0.75%	1.13%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus dated February 28, 2020, and based on the fiscal year ended October 31, 2019. 3Harding Loevner has contractually agreed to cap the expense ratio at 1.00% through February 28, 2021. 4Harding Loevner has contractually agreed to cap the expense ratio at 0.80% through February 28, 2021. 5Harding Loevner has contractually agreed to cap the expense ratio at 1.25% through February 28, 2021. The net expense ratio is applicable to investors.

Despite the rebound in equity markets, there were signs of fragility in financial markets as we entered 2020. The year began with the US killing of a top Iranian general, escalating tensions in the Middle East before investor attention was gripped by mushrooming outbreaks of a novel coronavirus in China. By mid-February, Chinese authorities locked down the entire province of Hubei, an area the size of Illinois but, at nearly 60 million people, four times its population. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the respiratory disease spread first in Asia, the epicenter shifted rapidly to Europe and the United States. By March, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease and its fallout. The ensuing travel restrictions, enforced business closures, and home confinements brought economic activity to a shuddering stop. Exacerbating the turmoil, Saudi Arabia decided to retaliate against Russia for its unwillingness to curb oil production, flooding the market with excess supply and pushing oil prices down to an

18-year low.

While global equity markets gyrated violently, government bond yields in developed markets plumbed new lows. As the health crisis morphed into a full-blown economic crisis, central bankers responded emphatically. The Bank of England pledged unlimited support to large company financings, the US Federal Reserve lowered short-term rates to near-zero and unveiled aggressive actions to keep credit flowing, and the European Central Bank expanded its asset purchase program, relaxing its asset eligibility

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020							for periods ended April 30, 2020

	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05

INTL EQUITY PORTFOLIO – INST CLASS	-9.52	0.86	2.14	4.90	5.44			-7.85	1.69	2.42	5.50	5.65

INTL EQUITY PORTFOLIO – INST CLASS Z	-9.43	–	–	–		-2.10		-7.80	–	–	–		-0.11

INTL EQUITY PORTFOLIO – INVESTOR CLASS	-9.79	0.53	1.79	4.55			4.82	-8.13	1.34	2.08	5.15			5.19

MSCI ALL COUNTRY WORLD EX-US INDEX	-15.57	-1.96	-0.64	2.05	–	-5.10	2.75	-11.51	-0.25	-0.17	2.89	–	-2.43	3.25

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com.

requirements for both sovereign and corporate issuers. The People’s Bank of China cut its reserve requirement ratio—twice—hoping to spur bank lending. On the fiscal front, governments responded with massive spending plans, dwarfing the rescue programs from the global financial crisis. The United States passed a US$2.2 trillion economic relief package, and European governments pledged hundreds of billions of euros to mitigate the sudden losses of personal and corporate incomes. Chinese officials committed to increase spending on infrastructure projects.

Amid this fraught economic backdrop, Health Care performed best, with strong relative performance in Pharmaceutical and Biotechnology stocks since drug sales are typically less sensitive in recessions and may even see an uplift in the event of new treatments for COVID-19. Unexpectedly, Information Technology (IT), normally a cyclical sector, also outperformed in the decline, a topic we address later in Perspective and Outlook. Energy stocks performed the worst, falling in sympathy with the dramatic fall in oil prices. Real Estate and Financials also performed poorly, anticipating the overall decline in economic activity and likely increase in defaults.

Viewed by geography, Asian markets were among the most resilient. China performed the best of any major market despite being the locus of the outbreak, perhaps reflecting the success of domestic containment efforts once the virus had been identified. Japan, Hong Kong, Taiwan, and New Zealand also held up better than most other markets. Countries heavily reliant on commodities and energy, such as Australia, Canada, Norway, Indonesia, Russia, and Brazil, performed the worst. Emerging Markets as a group performed in-line with developed markets, but almost solely due to China’s strong relative performance.

PERFORMANCE ATTRIBUTION

The Fund’s outperformance came partly from its overweight in IT, although our stocks didn’t keep up with the sector’s strong returns. Solid stocks in Industrials and Health Care offset the lagging stocks in IT and Energy.

Swedish compressor maker Atlas Copco led within Industrials. Strong order growth for industrial compressors and vacuum technology products demonstrated the resilience of the company’s business model in the face of economic pressure. In Health Care, two of our Pharmaceutical holdings, Japan-based Chugai Pharmaceutical and Switzerland-based Roche Holding, benefited from news of potential use of their co-promoted drug Actemra to treat COVID-19 symptoms. Likewise, shares of contract drug manufacturer Lonza did well as it identified anti-viral uses for products in its less-heralded specialty ingredients business.

Poor stocks in IT and Energy dragged on relative returns. In IT, shares of Spain-based Amadeus, the leading provider of reservations systems and other IT solutions to global airlines as well as airports and the hotel industry, fell sharply at the end of the period in reaction to the impact of the COVID-19 pandemic on travel. The company is normally a high-margin business and it has a solid balance sheet, so we think that it can survive the downturn and see a return to growth once travel resumes. A significant detractor in Energy was US-based oil-field services company Schlumberger, which has been hurt by declining petroleum capex in the face of weak demand and failing prices.

By region, outperformance was mostly due to our stocks in Japan and Europe (both inside and outside the eurozone). The largest contributors in those regions were Chugai and Roche, respectively. Emerging Markets stocks detracted, especially Brazilian brewing company Ambev whose shares declined as demand for “social lubricants” is temporarily being hurt by social distancing measures.

PERSPECTIVE AND OUTLOOK

Since early March, the focus of our investment team has been on the following:

1. Reviewing all portfolio holdings or followed companies for newly heightened risks to the investment thesis from the market environment, either in their business model or in their financial structure.

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2. Deploying modest cash reserves into companies we strongly admire, but whose shares have seemed far too highly priced until now.

3. Examining our existing holdings for evidence of price dislocations, instances where share prices have either over or under reacted relative to our understanding of their longer-term prospects. Mispricing due to the short-term urgency of others’ behavior can offer rich opportunities for investors with a long-term investment horizon.

4. Divining in what ways companies and individuals may behave differently after the coronavirus is overcome (if they do.)

The stocks of high-quality, fast-growing companies have held their ground well in this market decline. The resilience of quality has come widely to be expected, leading us to fear that, because of the growth in their popularity, shares of high-quality companies might not be as stable in “the next downturn” as in prior episodes. That has not been the case in this one, so far. But the resilience of growth stocks is one of the marvels of this decline. In the US (the stock market for which we have the longest data series), the IT sector, for example, has underperformed the S&P 500 in all but one bear market since 1926. As such, it is generally unheard of for IT to rival the performance of the non-cyclical and traditionally “defensive” sectors of Consumer Staples or Utilities in down markets, yet it has done so this time. This anomaly makes perfect sense, however, considering how companies and individuals have responded to the pandemic in ways that accelerate the trends that were already fueling the growth of companies that exploit the internet as a mode of commerce.

The most obvious of these trends is the increasing share of online spending at the expense of brick-and-mortar shops and malls.

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	2.2	6.6

EMERGING MARKETS	23.6	28.1

EUROPE EMU	24.2	20.0

EUROPE EX-EMU	25.0	20.2

FRONTIER MARKETS[2]	0.0	–

JAPAN	14.2	17.0

MIDDLE EAST	1.6	0.4

PACIFIC EX-JAPAN	5.5	7.7

OTHER[3]	1.5	–

CASH	2.2	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index.3Includes companies classified in countries outside the Index.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	PORTFOLIO	BENCHMARK[1]

COMM SERVICES	6.3	7.4

CONSUMER DISCRETIONARY	3.5	12.0

CONSUMER STAPLES	14.7	10.3

ENERGY	2.8	5.2

FINANCIALS	15.9	18.7

HEALTH CARE	12.8	10.7

INDUSTRIALS	13.1	11.3

INFORMATION TECHNOLOGY	21.2	10.5

MATERIALS	7.5	7.3

REAL ESTATE	0.0	3.0

UTILITIES	0.0	3.6

CASH	2.2	–

1MSCI All Country World ex-US Index.

Online retailers Alibaba, Amazon, and eBay, along with grocers that were prescient to build online ordering and fulfillment infrastructure, have provided a lifeline to hundreds of millions who find themselves unable to leave their homes. We believe this mass migration to online shopping will not reverse when the pandemic subsides, so long-term growth in customers will have been drawn forward for the companies best able to ramp up during the crisis. We also think their gain in market share from traditional retailers will be sustained, especially as many smaller ones may not survive, further increasing the economies of scale enjoyed by the largest e-commerce players. Similarly, companies that are providing secure online networks, enabling online or contactless payment functions, or supporting the current remote-work environment are growing stronger even as the economy lapses into a coma.

Online retailers Alibaba, Amazon, and eBay, along with grocers that were prescient to build online ordering and fulfillment infrastructure, have provided a lifeline to hundreds of millions who find themselves unable to leave their homes.

On the opposite end of the spectrum is the poorly performing Energy industry which we, admittedly, misanalysed. We dismissed concerns about petroleum reserves ultimately becoming “stranded” (stemming from fossil fuel bans or carbon taxes) as being just a version of sunk costs, with no implication for cash flows except in the very long term. That meant we overlooked a key feature of the forces shaping competition in this industry. We failed to anticipate that the mere prospect of stranded assets would cause rival oil-producing countries to alter their strategies. If some reserves are eventually going to be shut in by

12

reduced demand, low-cost producers will aim to make sure it’s not their reserves that are shut in. Better, therefore, to take out the high-cost producers sooner rather than later. That is the rational explanation of what OPEC members have done by scotching their agreement. The pandemic has temporarily crushed demand just as supply discipline has been abrogated.

Looking forward, the questions for us have become: Will there be excess, or instead insufficient, supply to meet resumed demand on the far side of the COVID-19 recession, given the closure of access to capital markets for a large swath of the high cost and debt-dependent producers in this combined oil price and high-yield swoon? How much exploration and production capex was being made, and how much will no longer get spent? We’re unsure, but this much is clear: the breakdown of the OPEC-led cartel has done more to raise the cost of capital for the Energy industry than all the Extinction Rebellion and 350.org protests combined. The question remains whether this higher cost of capital will deliver what the rarely considered logic demands: higher returns on capital for those who remain in the business.

Another marvel of this bear market has been the astonishing outperformance of Chinese shares, especially those traded primarily on the domestic Shanghai and Shenzhen exchanges, relative not only to the rest of Emerging Markets, but relative even to the US market. While there may be some effect from lower financialization (read: derivative engineering) in Chinese markets, the prohibition of short-selling, and maybe even some muscular jawboning by their regulators, we think China’s out-performance is for the most part based on solid grounds. Ultimately, China’s economy is likely to recover faster, and its political influence with other countries may expand, especially in those places that are benefiting from Chinese medical and technical aid.

PORTFOLIO HIGHLIGHTS

Information Technology remains our largest sector weight, at roughly double the 10% weight in the index, a sector characterized by above average growth, profitability, and balance sheet strength, though we should note that our IT companies have varying exposures to economic cycles and trade, ranging from more economically sensitive chipmakers, to potentially less-sensitive software providers. We bought a new holding in payments processor Adyen, a company whose rapid growth owes to its newer payment platform, which gives it a technological edge over larger, more established competitors. By integrating global online and point-of-sale transaction processing, Adyen offers businesses superior analytical insights into their customers’ behavior. We expect it to continue gaining market share for years to come.

Consumer Staples holdings have grown to become our third-largest sector weight and, at nearly one-sixth of the portfolio, its highest level in the past ten years. We wrote in our 1Q19 letter about our moves to increase our weight in Staples, seeking companies with steady growth potential coupled with less economically sensitive business models, while helping diversify our portfolio and moderate overall portfolio volatility. Global staples producers such as

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	%

TSMC	INFO TECHNOLOGY	TAIWAN	4.4

ROCHE	HEALTH CARE	SWITZERLAND	3.9

L’OREAL	CONS STAPLES	FRANCE	3.4

AIA GROUP	FINANCIALS	HONG KONG	3.3

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	3.2

SAP	INFO TECHNOLOGY	GERMANY	3.1

ATLAS COPCO AB	INDUSTRIALS	SWEDEN	3.0

INFINEON TECHNOLOGIES	INFO TECHNOLOGY	GERMANY	2.7

ALLIANZ	FINANCIALS	GERMANY	2.6

LONZA	HEALTH CARE	SWITZERLAND	2.5

Nestlé, Unilever, and Unicharm appear unlikely to face significant declines in demand for their products even in a recession. But we observe that a couple of our holdings, including those of spirits maker Diageo and Brazilian brewer Ambev, sit closer to the border of Consumer Discretionary, with demand for their products being somewhat sensitive to the state of the economy. In the near term, demand for these “social lubricants” is temporarily being hurt by social distancing measures.

Within the Energy sector, we’re concentrating on companies with the financial strength necessary to weather the decline in oil prices. As such, we sold our position in Schlumberger in order to increase our position in Royal Dutch Shell. Given the recently announced cuts to capital expenditures as well as operational expenses, we do not expect Shell to face material balance sheet concerns even in a sustained low-oil-price environment.

Our geographic positions are, of course, determined indirectly by where we find and choose to hold high-quality growing companies at reasonable valuations. Our largest absolute weight and relative overweight are in Europe outside the monetary union. Swiss multinationals, valued for their long-term focus on growth markets and for their financial strength, have long been emphasized in the portfolio. We remain underweight Emerging Markets and Japan, but our underweight of Japan has narrowed, partly through our Japanese holdings’ outperformance of the Japan index and partly from two new Japanese purchases: home furnishings retailer NITORI and pharmaceuticals maker Shionogi.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT

JAFAR RIZVI, CFA CO-LEAD PORTFOLIO MANAGER ANIX VYAS, CFA CO-LEAD PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the International Small Companies Portfolio, the Institutional Class fell 10.57% and the Investor Class dropped 10.65% (net of fees and expenses) in the six-month period ended April 30, 2020. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, fell 15.05% (net of source taxes).

MARKET REVIEW

Stocks of international small companies rose at the end of 2019 amid easing US-China trade tensions but fell sharply in the first four months of 2020 as the COVID-19 pandemic engulfed the planet. The size and speed of equity market declines were unprecedented, with volatility reaching levels not seen since the global financial crisis. All regions finished the six-month period ending April 30 in negative territory.

The New Year began with rising expectations for earnings growth amid Washington’s and Beijing’s “Phase One” trade agreement and central banks’ accommodative policies, but the optimism quickly evaporated in January as a new coronavirus claimed its first victims in China and spread from its origin in Wuhan to other parts of the country. By mid-February, Chinese authorities locked down the entire province of Hubei, an area the size of Illinois but, at nearly 60 million people, four times its population. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the respiratory disease spread first in Asia, the epicenter shifted rapidly to Europe and the US. By April 30, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease and its fallout. The ensuing travel restrictions, business closures, and home confinements brought economic activity to a shuddering stop.

A severe global recession is now at hand. One data point from first-affected China—a 79% decline in nationwide auto sales in February—is a harbinger of the speed and depth of declines in

FUND FACTS at April 30, 2020

TOTAL NET ASSETS		$305.9M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		89

TURNOVER (5 YR. AVG.)		37%

DIVIDEND POLICY		ANNUAL

	INSTITUTIONAL INVESTORS	INDIVIDUAL INVESTORS

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLMRX	HLMSX

CUSIP	412295875	412295883

INCEPTION DATE	6/30/2011	3/26/2007

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	1.15%[3]	1.40%[4]

GROSS EXPENSE RATIO[2]	1.38%	1.70%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus, dated February 28, 2020, and based on the fiscal year ended October 31, 2019. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2021. 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.40%. The net expense ratio is applicable to investors.

economic activity we should expect elsewhere. Exacerbating the turmoil, Saudi Arabia decided to retaliate against Russia for its unwillingness to curb oil production, flooding the market with excess supplies of oil. A price war between two of the world’s largest oil producers amid a collapse in demand pushed oil prices down to an 18-year low of just under US$23 for Brent crude.

As the health crisis morphs into a full-blown economic crisis, policymakers are grappling with how to respond. On the monetary front, central bankers have pulled out all the stops. The Bank of England pledged unlimited support to large company financings, the US Federal Reserve lowered short-term rates to near-zero and unveiled aggressive actions to keep credit flowing, and the European Central Bank expanded its asset purchase program, relaxing its asset eligibility requirements for both sovereign and corporate issuers. The People’s Bank of China cut its reserve requirement ratio—twice—hoping to spur bank lending. On the fiscal front, governments have responded with massive spending plans, dwarfing the rescue programs from the global financial crisis. The United States passed a US$2.2 trillion economic relief package, and European governments pledged hundreds of billions of euros to mitigate the sudden losses of personal and corporate incomes.

Consistent with the fraught economic backdrop, non-cyclical sectors outperformed in the period. Health Care performed best: drug and medical device sales are typically less sensitive in recessions and may even see an uplift in the event of new treatments or diagnostics for COVID-19. Consumer Staples also outperformed as demand for essential household products, unlike

14

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020						for periods ended April 30, 2020

	1	3	5	10	SINCE INCEPTION*		1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07

INTL SMALL COMPANIES PORTFOLIO – INST CLASS	-15.70	-0.83	1.26	–	3.27		-10.17	1.25	2.74	–	4.49

INTL SMALL COMPANIES PORTFOLIO – INVESTOR CLASS	-15.92	-1.09	1.00	5.28		3.88	-10.36	1.01	2.48	6.18		4.70

MSCI ALL COUNTRY WORLD EX-US SMALLCAP INDEX	-21.18	-4.89	-0.81	2.79	1.00	–	-13.51	-2.15	0.32	3.76	2.31	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com.

discretionary goods, is expected to remain stable in the face of consumers self-isolating. Information Technology (IT), normally a cyclical sector, outperformed in the decline, too. Energy stocks fell sharply in sympathy with the dramatic fall in oil prices. Industrials, Consumer Discretionary, and Financials performed poorly, anticipating the overall decline in economic activity and likely increase in defaults.

Viewed by region, the Middle East, Canada, and Japan performed best. EMs lagged developed markets, largely due to the region’s large number of countries reliant on commodities and energy. China proved to be one of the most resilient countries despite being the locus of the outbreak, perhaps reflecting the success of domestic containment efforts once the virus was identified.

PERFORMANCE ATTRIBUTION

By sector, our longstanding overweight to IT, specifically the Software and Services industry group, contributed most to our relative performance in the period. Shares of Kinaxis, a Canada-based provider of supply-chain management software, outperformed the market after the company announced in February that its cloud software order backlog had grown 40% year-on-year. The pandemic’s impact on supply chains has increased demand for Kinaxis’s core product. IT consulting and systems integrator Bechtle also outperformed. In early February, the German company said its fourth-quarter revenue grew 18%, well above investors’ expectations and an acceleration from the year prior. Management also remained cautiously optimistic for 2020.

Poor selection in Industrials hurt our relative returns. Senior, a UK-based aerospace parts supplier that was already reeling from the grounding of Boeing’s 737-MAX jetliner, is also now dealing with the effects of the pandemic. Demand for aircraft components has plummeted as people avoid air travel. Our weak stocks in Materials and Consumer Staples dented performance. In the latter sector, shares of natural flavoring supplier Ariake fell after the Japanese company reported disappointing earnings in late 2019. Growth in Ariake’s China business fell short of expectations.

Resilient stocks in Europe, particularly those inside the monetary union, boosted our relative performance. Shares of Stratec, a Germany-based producer of health care diagnostic equipment, held up amid the sell-off. DiaSorin, an Italian producer of reagents for in-vitro diagnostics, rose in March after it announced the development of a test to confirm coronavirus cases, though supply-chain constraints have slowed its production. Our underweight in Japan detracted.

PERSPECTIVE AND OUTLOOK

In the first weeks of the year, stock markets outside China largely shrugged off reports of an emerging epidemic and its potential to cause material harm to the global economy. Investors made a mental leap, drawing parallels between the new outbreak with ones from the recent past such as the SARS coronavirus in 2003 and the H1N1 swine flu in 2009, neither of which had a material or lasting impact on the worldwide economy. But as the new coronavirus engulfed other countries, the analogizing shifted to another epidemiological episode: the 1918 influenza pandemic, which killed roughly 50 million people globally. Like a century ago, governments imposed quarantines, restricted travel, and ordered social distancing—in effect, putting their economies into medically induced comas to save lives and protect health care systems. By April 30, investors had priced in a sharp drop in economic activity, wiping out trillions of dollars of market value.

This is not the first time an unforeseen catastrophic event has triggered an economic crisis. Nor will it be the last. To survive any type of crisis, advance preparation is crucial. For us, this advanced preparation takes the form of an investment process based on four essential criteria: we invest only in companies that possess a competitive advantage, can generate sustainable superior long term growth, have superior financial strength to support that growth and withstand difficult economic and credit environments, and have management with the foresight and dynamism to apply these strengths to changing challenges and opportunities for the benefit of shareholders.

15

Sometimes, when the storm is upon you, the least exciting aspect of your preparation reveals itself to be critical. We think the most immediately important preparation our approach provides is our insistence on financial strength. By not compromising on our commitment to strong balance sheets when times are good, we reduce losses arising from financial distress when the tide of easy credit and abundant demand inevitably recedes. We can therefore place greater confidence on our estimates of the long-term value of our companies, for if a company is to enjoy the growth in an economic recovery it must first survive the transient shock. Currently, the debt to equity ratio of our portfolio companies is meaningfully lower than that of the benchmark (21% vs 50%); this is but one of the dimensions of financial strength that we consider.

Sometimes, when the storm is upon you, the least exciting aspect of your preparation reveals itself to be critical.

In early 2020, small companies with the lowest debt burdens outperformed. We believe the market’s focus is correct, particularly for small caps, which can face more difficulty accessing credit than large companies in periods of distress. Because a company’s finances can change quickly, our analysts are evaluating the pandemic’s potential impact on their respective companies, scrutinizing them for new and newly heightened risks to their investment theses. So far, unsurprisingly, analysts are finding the impact varies markedly by sector.

As noted earlier, airplane parts supplier Senior is highly exposed to the aviation industry’s freefall. As of March 31, major airlines worldwide have slashed capacity by more than half, and the International Air Travel Association reported they might lose as much as US$252 billion in passenger revenue in 2020. The airlines are furiously cutting costs to survive, testing the financial strength of plane manufacturers Airbus and Boeing as well as their suppliers. We have reviewed Senior’s financial position with its management. The company’s net debt is manageable, and it has only £15 million

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	2.5	6.8

EMERGING MARKETS	21.1	20.4

EUROPE EMU	22.6	15.7

EUROPE EX-EMU	26.4	23.5

FRONTIER MARKETS[2]	4.6	–

JAPAN	16.6	23.3

MIDDLE EAST	1.8	1.4

PACIFIC EX-JAPAN	1.1	8.9

OTHER[3]	1.2	–

CASH	2.1	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	8.0	4.3

CONSUMER DISCRETIONARY	5.3	11.4

CONSUMER STAPLES	11.7	6.8

ENERGY	2.6	2.3

FINANCIALS	4.1	9.6

HEALTH CARE	14.6	8.7

INDUSTRIALS	18.7	18.8

INFORMATION TECHNOLOGY	25.1	12.3

MATERIALS	4.9	10.6

REAL ESTATE	1.0	11.8

UTILITIES	1.9	3.4

CASH	2.1	–

1MSCI All Country World ex-US Small Cap Index.

(US$17 million) in debt coming due this year. Before the crisis, Senior was planning £50 million (US$58 million) of capital expenditures and £20 million (US$23 million) of dividends. These will surely be curtailed to preserve cash. By employing these types of cash-saving measures, we think the company can weather a 70% drop in earnings before interest, taxes, depreciation, and amortization without breaching its debt covenants. Our analyst notes that Senior has a long history of generating free cash, even in downturns, and we believe its management is capable of steering the company through this challenging period.

Our companies in IT, a sector that has generally held up during the crisis thus far, have done relatively well. An example is supply-chain software developer Kinaxis. The forced closure of factories around the world is leading many companies to reassess their supply chains. Interest has surged in Kinaxis’s flagship product, RapidReponse, which allows its customers to analyze and reconfigure their supply chains in real-time. Thanks to its low fixed costs, debt-free balance sheet, and access to short-term revolving credit, we have no concern about the company’s financial condition. In fact, Kinaxis is using its cash during the crisis to enhance its competitive advantage by investing in sales and marketing and to jump on growth opportunities. In late February, it bought Prana, a long-time service partner based in India. This acquisition will add highly skilled employees who are familiar with RapidResponse and establish an important hub from which the company can offer expanded services to regional customers.

The pandemic’s impact on most of our companies will not be as dire as that on Senior or as positive as Kinaxis. The rest, which fall somewhere in between, require scrutiny as the crisis unfolds. DiaSorin, an Italian-based manufacturer of specialty tests for infectious diseases like mumps and measles, hypertension, and blood disorders, is a case in point. Though its business continues to operate amid lockdowns, demand for tests unrelated to COVID-19 has dropped as patients delay all but the most essential medical procedures and tests. With a net cash position, however, we are not concerned about its finances. Another example is Cosmos

16

Pharmaceutical, a Japanese small-format discount drug store that primarily sells food, cosmetics, and over-the-counter pharmaceuticals. In March, Cosmos reported its same-store sales grew 11% in February over last year, largely due to increased demand for face masks, cleaning products, and food. To the extent that stockpiling accounted for some portion of that growth, volume growth will inevitably slow, but the company’s strong net cash position will help it weather the crisis.

PORTFOLIO HIGHLIGHTS

We made only slight changes to the Portfolio in reaction to the spreading pandemic as we responded to shifting valuations and revisions to our outlook for companies. Our Portfolio’s sectoral profile was essentially unchanged: we retained our longstanding overweight to IT, Health Care, and Consumer Staples and underweight to Financials, Consumer Discretionary, and Real Estate.

We made only slight changes to the Portfolio in reaction to the spreading pandemic as we responded to shifting valuations and revisions to our outlook for companies.

Several transactions involved Consumer Staples, a sector that typically holds up better than others in troubled times. We favor small Staples companies that have a dominant market share (albeit in narrower niches than their larger counterparts), strong brands, financial strength, and capable management. A new holding, Egyptian snack producer Edita Food Industries, fits that mold. It has a dominant position in cakes and croissants. In late 2019, the company’s shares fell sharply after it encountered increased competition in cakes. We took advantage of the opportunity to establish a position at a reasonable price. Management has taken steps to address the challenge, including launching new products and ramping up its marketing, that we expect to bear fruit this year. We also added to our position in Alicorp, Peru’s dominant consumer packaged goods company. Alicorp continues to find growth by focusing its marketing efforts on product categories where it has lagged rivals. The company is also continuously repositioning its products to ensure they are competitive in value segments.

We sold two Staples companies in the first three months of the year. Although Nestlé Nigeria’s sales growth remains intact, our analyst detected a deterioration in working capital due to regulatory changes that require the company to make advanced payments to suppliers. The change alone is not a material concern given the company’s strong balance sheet. However, with the collapse in oil prices, Nestlé Nigeria’s exposure to US dollar-denominated debt, and the rising risk of a currency devaluation, we thought it prudent to exit the position and monitor developments from the sidelines. We also sold Kenya’s East African Breweries due to increasing competitive pressure from a new entrant, Carlsberg.

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	%

BECHTLE	INFO TECHNOLOGY	GERMANY	3.0

ABCAM	HEALTH CARE	UK	2.6

KINAXIS	INFO TECHNOLOGY	CANADA	2.5

FUCHS PETROLUB	MATERIALS	GERMANY	2.4

ARIAKE	CONS STAPLES	JAPAN	2.4

REPLY	INFO TECHNOLOGY	ITALY	2.3

PARADOX INTERACTIVE	COMM SERVICES	SWEDEN	2.1

DECHRA PHARMACEUTICALS	HEALTH CARE	UK	2.1

TOMRA SYSTEMS	INDUSTRIALS	NORWAY	2.1

STRATEC BIOMEDICAL	HEALTH CARE	GERMANY	2.1

Our overweight to IT has grown significantly over time. It reflects the sector’s fertility as a hunting ground for high-quality businesses with long-term growth prospects. In reviewing the portfolio’s risk profile in 2019, we noticed that our IT holdings were contributing significantly to the portfolio’s overall risk, in terms of volatility, beta, and tracking error. To mitigate these risks, we trimmed or sold some of the most expensive companies in this sector. In hindsight, this activity was costly: performance would have benefited from having even more exposure to IT in the sell-off of early 2020.

The recent market volatility enabled us to buy SimCorp, a Denmark-based IT company that is a leading provider of software for asset management operations and that we have long admired. The company has been transitioning to a software as a service (SaaS) business model, which should result in its recurring revenue, currently about 50%, rising over time. SimCorp has also recently hired a Microsoft veteran to be its chief technology officer. We believe that his experience in developing cloud applications will help with SimCorp’s SaaS transition.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

SCOTT CRAWSHAW	PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

CRAIG SHAW, CFA	RICHARD SCHMIDT, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

The Institutional Emerging Markets Portfolio (Institutional Class and Institutional Class Z) and the Emerging Markets Portfolio (Advisor Class)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

PERFORMANCE SUMMARY

For the Institutional Emerging Markets Portfolio, Institutional Class fell 15.28% and Class Z fell 15.24% (net of fees and expenses). For the Emerging Markets Portfolio, the Advisor Class fell 15.55% (net of fees and expenses) in the six-month period ended April 30, 2020. The Portfolios’ benchmark, the MSCI Emerging Markets Index, fell

10.50% (net of source taxes).

MARKET REVIEW

At the start of fiscal year, a de-escalation in the US-China trade conflict, accommodative central bank policies, and easing fears of an imminent global recession were contributing to a generally bullish environment. Emerging markets (EMs) rose about 10% from the start of the fiscal year through mid-January.

The market environment radically changed in the early months of 2020, however, as the COVID-19 pandemic began to engulf the planet and oil prices collapsed amid a production dispute between Saudi Arabia and Russia. EM stocks plummeted over 30% between mid-January and the end of March, before regaining some ground in April. The size and speed of the equity market decline were unprecedented, with volatility reaching levels not seen since the 2008 global financial crisis.

The new coronavirus claimed its first victims in China in November, spreading from its origin in Wuhan to other parts of the country. By mid-February, Chinese authorities locked down the entire province

FUND FACTS at April 30, 2020

SALES CHARGE			NONE

NUMBER OF HOLDINGS			75

DIVIDEND POLICY			ANNUAL

INSTITUTIONAL INVESTORS			INDIVIDUAL INVESTORS

PORTFOLIO ASSETS	$4,735.3M		$3,379.0M

TURNOVER (5 YR. AVG.)	19%		23%

CLASS	INST CLASS	INST CLASS Z	ADVISOR

TICKER	HLMEX	HLEZX	HLEMX

CUSIP	412295701	412295693	412295305

INCEPTION DATE	10/17/2005	3/5/2014	11/9/1998

MINIMUM INVESTMENT[1]	$500,000	$10,000,000	$5,000

NET EXPENSE RATIO[2]	1.27%[3]	1.11%[4]	1.37%	[5]

GROSS EXPENSE RATIO[2]	1.27%	1.19%	1.37%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus, dated February 28, 2020, and based on the fiscal year ended October 31, 2019. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2021; 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.30%; 4Harding Loevner’s contractual agreement caps the Net Expense Ratio at the Portfolio’s contractual management fee; 5Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.75%. The Net Expense Ratio is applicable to investors.

of Hubei and its nearly 60 million people. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the respiratory disease spread first in Asia, the epicenter shifted rapidly to Europe and the US; governments everywhere have struggled to contain the disease and its fallout. The ensuing travel restrictions, business closures, and home confinements drastically slowed economic activity.

Governments everywhere have struggled to contain the disease and its fallout. The ensuing travel restrictions, business closures, and home confinements drastically slowed economic activity.

China’s draconian measures to contain the virus sent shock waves through the global economy as lockdowns in more than 200 cities clobbered production within the country and interrupted supply chains worldwide. Retail sales in China also plunged 21% in January and February compared with 2019, and year-over-year auto sales fell 79% in February. By the end of the March, China’s actions appeared to succeed in containing the virus as the number of daily new reported cases dropped below 50 nationwide and business activity picked up. But the recovery will likely be slow, thanks to China’s reliance on exports to now-ailing economies.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020							for periods ended April 30, 2020

	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	Oct-05	Mar-14	Nov-98	YEAR	YEARS	YEARS	YEARS	Oct-05	Mar-14	Nov-98

INST. EMERGING MARKETS PORTFOLIO – INST. CLASS	-20.55	-3.55	-0.62	1.77	4.70			-16.81	-1.84	0.09	2.51	5.27

INST. EMERGING MARKETS PORTFOLIO – CLASS Z	-20.43	-3.38	-0.44	–		0.00		-16.69	-1.67	0.26	–		1.35

EMERGING MARKETS PORTFOLIO – ADVISOR CLASS	-20.83	-3.73	-0.78	1.68			9.26	-17.10	-2.00	-0.06	2.42			9.65

MSCI EMERGING MARKETS INDEX	-17.69	-1.62	-0.37	0.69	4.61	0.39	–	-12.00	0.57	-0.10	1.45	5.21	1.82	–

Returns are annualized for periods greater than 1 year. *Inception of Institutional Class, 10/17/05. Inception of Class Z, 3/5/14. Inception of the Advisor Class, 11/9/98. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

China’s grim data points were a harbinger of the speed and depth of declines in economic activity to come in other countries. At the end of the period, most developing countries were also experiencing the full brunt of the widespread contagion that would come with community spread. Their economies also suffered secondary effects of the outbreak, including a global US dollar shortage and plummeting commodity prices. Exacerbating the economic turmoil, Saudi Arabia retaliated against Russia for its unwillingness to curb oil production and flooded the market with excess supplies of oil. A price war between two of the world’s biggest oil producers amid a collapse in demand conspired to push down oil prices to an 18-year low of just under US$23 for Brent crude.

While global equity markets gyrated violently, and the health crisis morphed into a full-blown economic crisis, policymakers grappled with how to respond. Central banks across the EM universe implemented rate cuts among other forms of monetary stimulus, with eleven countries lowering (or continuing to lower) rates in April, including China, India, South Africa, Mexico, and Russia. On the fiscal front, many governments responded with massive spending plans. In China, the government implemented an estimated 1.3 trillion renminbi (US$184 billion) program, equivalent to about 1.2% of GDP. Brazil’s government announced a package adding up to 6.5% of the country’s GDP.

Energy stocks suffered the most, falling nearly 30% in the six-month period amid the collapse in oil prices. Financials, especially banks in oil- and commodity-producing countries like Russia, Mexico, Brazil, and Colombia, were also weak. Expectations for loan growth have fallen with weaker economic activity, and credit losses will also rise due to virus-related business disruption and unemployment.

Communication Services was the best-performing sector, helped by strong performance in Chinese online game stocks Tencent and NetEase. Both likely saw a short-term boost to their revenues due to the lockdowns. Health Care was also strong. Information Technology (IT) stocks were relatively resilient amid the pandemic. Hardware and semiconductor companies continue to enjoy growth in demand from the rollout of 5G wireless networks and increased usage of cloud computing services. Consumer Discretionary stocks also fell less than the broad market, led by e-commerce companies such as China’s Alibaba and JD.com as well as online education companies.

These internet businesses reported increased usage and gained market share from offline competitors.

By region, stocks in commodity-exporting countries like Brazil, Colombia, Mexico, and Russia were among the weakest performers, reeling from the one-two punch of coronavirus shutdowns and falling commodity prices. US dollar-based returns in oil-exporting countries were also dragged down by a sharp depreciation of their currencies.

Asia was the strongest region as investors were cheered by nascent signs of China’s recovery. Its market ended up positive (up 5%) in the six-month period, outperforming the overall EM Index by nearly 16 percentage points. The technology-heavy Taiwanese market also outperformed. On the other hand, India and Indonesia significantly lagged the index. Their economies face extended lockdowns that will severely impact their companies’ near-term earnings.

PERFORMANCE ATTRIBUTION

Stock selection in Financials was the largest cause of underperformance; our bank holdings alone detracted over 3 percentage points. The poor returns were largely due to country and currency allocation effects within the sector. Later in this report, we discuss the impact of our Financials investments on portfolio returns in the second half of this six-month period.

The Portfolio also lagged the benchmark in the Consumer Discretionary sector, primarily due to poor stock returns by two auto industry businesses, India’s Maruti Suzuki and Indonesia’s Astra International. Prior to the COVID-19 outbreak, both automakers had faced weak home markets. In India, for instance, tight credit had raised the cost of auto loans as tighter emissions standards increased car prices. Then, amid the pandemic, government-ordered lockdowns have crushed the demand for cars. Both should survive the immediate challenges and return to growth when demand for vehicles in their populous home markets reappears.

Positive contributors this period included our single holding in Utilities, Chinese regional gas distribution company ENN Energy, which benefited from cheaper gas prices and, in April, reported recovering sales as China’s lockdowns were lifted. We also had

19

strong stock selection in Communication Services, led by Tencent. Our underweight in this strong-performing sector hurt relative returns, however.

By geography, our regional allocations hurt returns; our underweight to the relatively resilient markets of China and Taiwan and overweight to lagging Russia and Mexico, whose economies are heavily dependent on oil production, proved costly. Stock selection was also negative overall. The worst impact came from our holdings in China: negative contributors included CNOOC, the offshore oil company, 51job Inc., an online job search platform, and CSPC Pharmaceutical Group, whose shares fell at the end of the period on fears that regulators had plans to cut reimbursement rates of drugs on the government’s formulary.

There were some notable bright spots in China, including SF Express, an integrated express delivery company that we bought in December. Quarantines not only drove demand for delivery services, but also gave SF a leg-up on its peers. Using its own trucks and personnel, SF continued to provide service across the nation during the lockdown, while its competitors, reliant on local contractors for “last mile” delivery, were forced to shut down when their deliverymen, many of them migrant workers who had traveled to visit family in distant provinces during the New Year holiday, were unable to return to their urban workplaces.

PERSPECTIVE AND OUTLOOK

EM Financials and the Pandemic

The humanitarian and economic tragedies wrought by the coronavirus pandemic, combined with uncertainty around the timeline for recovery and the pandemic’s ultimate costs, have created an

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

COUNTRY/REGION	INSTITUTIONAL	ADVISOR
	HLMEX / HLEZX	HLEMX	BENCHMARK[1]

BRAZIL	6.4	6.4	4.7

CHINA + HONG KONG[2]	33.6	33.8	39.6

INDIA	7.6	7.7	8.4

MEXICO	4.0	4.1	1.8

RUSSIA	8.3	8.3	3.4

SOUTH AFRICA	1.3	1.3	3.8

SOUTH KOREA	10.1	10.2	11.7

TAIWAN	9.5	9.5	12.9

SMALL EMERGING MARKETS[3]	8.0	8.1	13.7

FRONTIER MARKETS[4]	2.2	2.2	–

DEVELOPED MARKET LISTED[5]	5.9	6.0	–

CASH	3.1	2.4	–

1MSCI Emerging Markets Index; 2The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	INSTITUTIONAL HLMEX / HLEZX	ADVISOR HLEMX	BENCHMARK[1]

COMM SERVICES	9.6	9.7	13.0

CONSUMER DISCRETIONARY	14.7	14.8	15.3

CONSUMER STAPLES	10.5	10.6	6.6

ENERGY	5.8	5.8	6.1

FINANCIALS	23.8	23.9	20.9

HEALTH CARE	1.5	1.6	3.7

INDUSTRIALS	8.5	8.5	5.0

INFORMATION TECHNOLOGY	21.0	21.2	17.0

MATERIALS	0.0	0.0	7.0

REAL ESTATE	0.0	0.0	2.8

UTILITIES	1.5	1.5	2.6

CASH	3.1	2.4	–

1MSCI Emerging Markets Index.

unprecedented set of risks for investors to consider. By investing only in high-quality businesses, we have sought to limit how much we need to worry about the impact of adverse events on their long-term sustainability. This focus has meant that our portfolios have usually been resilient during market panics. In the most recent decline, however, the relative returns of our Emerging Markets strategy were disappointing. Contrary to our expectations, our portfolio of high-quality companies underperformed during the crisis, and it is important to understand why.

The proximate cause was the performance of our Financials holdings, especially bank stocks. Nearly one-fifth of the portfolio is invested in high-quality banks operating in economies where the penetration of financial services remains low and the need for retirement savings is only beginning to be recognized. Our highest exposures are in Brazil, Russia, and Indonesia. Over long periods, our Financials holdings have produced consistently strong relative returns; in fact, in the five years leading up to the end of 2019, they contributed more to the portfolio’s excess returns than any other sector.

Bank shares in China and Taiwan have been relative “safe havens.” These countries appear to have managed the outbreak well, at least the first wave of infection. Also, as net importers of most commodities, including oil, their economies have benefited from the sharp drop in prices. Our lack of bank holdings in Northeast Asia hurt us.

The acute sell-off in EM bank stocks elsewhere has been relatively indiscriminate. Many EMs outside of China are more exposed to the risk appetite of foreign investors. The de-risking of global investment portfolios has led to the large-scale selling of EM fixed-income and equity assets, which in turn has weakened EM currencies. The uncertainties over the timing and pace of economic recovery, and therefore the extent of future credit losses, has placed bank stocks under additional pressure. Our pursuit of banks with great long-term growth potential often draws us to those in countries with low penetration of financial services, but countries with underdeveloped financial systems are underdeveloped in other respects, too. These countries, including many in Latin America and Southeast Asia, lack

20

robust health care infrastructure and public services and will struggle to contain the virus.

We recognize that massive economic shutdowns could lead to significant losses and capital erosion at our banks. However, we would point to their fundamental strengths, including their solid balance sheets. If our banks had to increase their loss provisions significantly, akin to what they experienced during the global financial crisis a decade ago, their balance sheets could withstand it. For example, Mexico’s GF Banorte has returns on equity of 20% and a tier 1 capital ratio of 13%. (The ratio is a bank’s equity capital and disclosed reserves divided by its total risk-weighted assets.) In a recent stress test that assumed more than a doubling of credit-loss-related charges, management found that its capital ratio would fall to 11%, still well above the minimum regulatory requirement of 8%.

Our banks have track records of surviving past economic dislocations and thriving thereafter. The resilience of Brazil’s Itaú Unibanco and Banco Bradesco was tested during the country’s severe recession from 2014 to 2017. Due to their strong capital positions and high returns on assets (ROAs), they had enough cushion to absorb losses through the downturn. Both remained profitable throughout, and their ROAs improved during the recovery as competition waned from state banks saddled with bad loans.

By March, our EM bank stocks were trading at severely depressed valuations. In fact, during the quarter, the valuations of most of our holdings sank below the lows of 2008. At these levels, the market is discounting a severe and prolonged economic downturn. While we place some non-zero probability on this scenario, we believe there is a greater chance that economies can embark upon a recovery in the second half of 2020, in at least a fair sample of the countries to which we are exposed. We have positive impressions of the speed and extent of government actions across most EMs to provide liquidity to the banking system and regulatory flexibility to allow banks to negotiate the impending period of stress. Moreover, our banks have been successful in managing through bleak economic conditions over the last 20 years. Their skill at crisis management, supported by their robust financial strength and compelling valuations, has led us to stick with our bank investments and, in some cases, add to them.

PORTFOLIO HIGHLIGHTS

As is typical for us, we made only incremental changes to the portfolio in this six-month period, following our judgments of business quality and growth prospects in relation to the changing relative share prices of the qualified companies we follow.

In Industrials, we bought two Chinese delivery services companies: SF Express (mentioned above) and ZTO Express, the country’s largest express courier whose network serves 98% of China’s cities and counties. ZTO is both an enabler and a beneficiary of China’s e-commerce boom, providing delivery services for millions of online merchants and customers on Alibaba, Pinduoduo, and JD.com.

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	INSTITUTIONAL HLMEX / HLEZX	ADVISOR HLEMX

TSMC	INFO TECHNOLOGY	TAIWAN	5.5	5.6

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	5.5	5.5

TENCENT	COMM SERVICES	CHINA	5.4	5.5

ALIBABA	CONS DISCRETIONARY	CHINA	4.9	5.0

LG HOUSEHOLD & HEALTH CARE	CONS STAPLES	SOUTH KOREA	2.9	3.0

AIA GROUP	FINANCIALS	HONG KONG	2.9	2.9

EPAM SYSTEMS	INFO TECHNOLOGY	US	2.8	2.8

HDFC CORP	FINANCIALS	INDIA	2.5	2.5

LUKOIL	ENERGY	RUSSIA	2.4	2.4

SBERBANK	FINANCIALS	RUSSIA	2.2	2.2

In Consumer Discretionary, we bought Lojas Renner, Brazil’s premier fashion retailer. The company has been gaining market share, and we expect its long-term growth will be led by an increase in its store footprint and the development of an omnichannel ecosystem. Lojas’s stock was beaten down amid pandemic-related store closures, and we took advantage of its attractive valuation to build a position.

In Financials, we established a position in HDFC Bank, a major private sector bank in India. Its growth prospects appear strong thanks to the country’s low level of credit penetration, especially in retail lending. The bank is also well-positioned in the corporate segment, which may present good future growth opportunities. In addition, HDFC is one of the few banks in India not saddled with asset-quality issues.

Our sales this period included Sasol, a South African chemical company whose poor management of the development of a new chemical plant in Louisiana disappointed us. We also sold two Chinese online companies, JD.com and Weibo. JD was a strong outperformer in 2019 as the profitability of its core e-commerce business rose. After outperforming further at the start of 2020, its valuation appeared stretched even if significant further improvement to the company’s operating margins were factored in. We sold Weibo due to concerns about the social media platform’s capacity to sustain long-term, profitable growth in an industry where the battle to secure a substantial share of digital advertising revenues remains highly contended.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolios.

21

PORTFOLIO MANAGEMENT TEAM

PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER

BABATUNDE OJO, CFA
CO-LEAD PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the Frontier Emerging Markets Portfolio, the Institutional Class I fell 21.92%, the Institutional Class II fell 21.92%, and the Investor Class fell 22.15% (net of fees and expenses) in the six months ended April 30, 2020. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, dropped 23.09% (net of source taxes).

MARKET REVIEW

Frontier emerging markets (FEMs) fell sharply in the six months ended April 30 as optimism over a US-China trade agreement at the end of 2019 was quickly overshadowed by the COVID-19 pandemic. Governments ordered a halt to business activities to slow the contagion, and oil prices collapsed amid a production dispute between Saudi Arabia and Russia. The equities sell-off was broad-based, with all regions and nearly all sectors ending the period in negative territory.

The year began with rising expectations for earnings growth amid de-escalating US-China trade tensions. In January, however, a new coronavirus claimed its first victims in China and spread from its origin in Wuhan to other parts of the country. By mid-February, Chinese authorities locked down the province of Hubei, an area the size of Illinois but, at 60 million, four times its population. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the disease spread first in Asia, the epicenter shifted rapidly to Europe and the US. By April 30, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease. The ensuing travel restrictions, business closures, and home confinements brought economic activity to a shuddering stop.

Though the number of confirmed COVID-19 cases in FEM countries remained low relative to developed countries, many of their economies—especially those reliant on China’s consumers and supply chains—were already being hit hard by China’s containment measures. In Vietnam, for example, some factories shut

FUND FACTS at April 30, 2020

TOTAL NET ASSETS			$186.8M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			59

TURNOVER (5 YR. AVG.)			28%

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS I	INST CLASS II	INVESTOR CLASS

TICKER	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

INCEPTION DATE	5/27/2008	3/1/2017	12/31/2010

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO[2]	1.63%[3]	1.35%[4]	2.00%[5]

GROSS EXPENSE RATIO[2]	1.63%	1.55%	2.00%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus, dated February 28, 2020, and based on the fiscal year ended October 31, 2019. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2021; 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.75%; 4Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.35%; 5Harding Loevner’s contractual agreement caps the Net Expense Ratio at 2.00%. The Net Expense Ratio is applicable to investors.

down due to shortages of raw materials from China, while demand for their finished products plummeted. Many countries followed China’s lead, imposing travel bans, border closures, and, in some cases, complete shutdowns of non-essential businesses to slow the virus’s spread.

By April 30, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease. The ensuing travel restrictions, business closures, and home confinements brought economic activity to a shuddering stop.

Countries reliant on commodities exports for private and public income suffered from reduced demand and falling prices. Exacerbating the turmoil, Saudi Arabia decided to retaliate against Russia for its unwillingness to curb oil production, flooding the market with excess supplies of oil. A price war between two of the world’s biggest oil producers erupted. In April, despite a deal between OPEC and its allies to cut the global supply by almost 10%, Brent crude plumbed depths it has not seen for over 20 years.

Latin America posted the worst performance in the period due to the region’s exposure to oil and other commodities. Colombia, whose economy is heavily dependent on oil exports, plunged more than 42%. Peru’s market dropped 27%, partly due to falling

22

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020							for periods ended April 30, 2020

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
					May-08	Mar-17	Dec-10					May-08	Mar-17	Dec-10

FRONTIER EM PORTFOLIO – INST CLASS I	-30.98	-8.96	-7.06	-1.46	-3.96			-25.82	-6.30	-6.34	-0.68	-3.18

FRONTIER EM PORTFOLIO – INST CLASS II	-30.87	-8.73	–	–		-7.89		-25.72	-6.08	–	–		-4.94

FRONTIER EM PORTFOLIO – INVESTOR CLASS	-31.27	-9.26	-7.43	–			-3.08	-26.16	-6.65	-6.69	–			-2.10

MSCI FRONTIER EM INDEX	-28.65	-7.67	-5.76	-0.53	–	-6.92	-2.28	-23.23	-5.79	-5.01	0.10	–	-4.44	-1.45

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

metals prices. The country relies on metal mining for most of its exports and government revenue. Stocks in the oil-rich Gulf region, however, outperformed the index, largely due to Kuwait. We discuss the country’s pending upgrade to emerging markets status later in this report.

Consumer Discretionary and Energy were the weakest sectors this quarter. The former’s weak performance was in part due to Philippine quick-service restaurant chain Jollibee Foods. Many of the company’s restaurants in the Philippines, China, and the US have either been temporarily closed by government order or face declining traffic as consumers avoid dining in public. As detailed later in this report, Health Care and Communication Services both outperformed the index.

PERFORMANCE ATTRIBUTION

By sector, our Financials stocks detracted in the period, largely due to banks in countries reliant on oil and other commodity exports. Among the worst-performing was Colombian bank Bancolombia. The oil-price collapse will limit its near-term growth and result in some deterioration in asset quality; however, with its stock now trading at a significant discount to book value, the market assumes a permanent impairment of the bank’s ability to generate economic value. That valuation is lower than it fell during the 2008 global financial crisis and the 2015 oil crisis.

Another reason for our underperformance in Financials was our underweight exposure to Kuwaiti banks. National Bank of Ku-wait (NBK) accounts for 9% of the index but only 5% of our Portfolio. NBK—and a couple of the country’s other banks that we do not own—outperformed the sector and the index. As we discussed in last quarter’s report, Kuwait continues to outperform other oil-dependent countries because of its upcoming reclassification to the MSCI Emerging Markets Index. The move was originally scheduled for May but was later postponed until November due to the pandemic. Anticipating a rush of passive investment flows into the Kuwaiti market, investors are buying stocks ahead of the upgrade, heedless of company fundamentals. We take a longer-term view by investing in other countries in higher-quality and faster-growing companies available at more attractive valuations.

The Portfolio’s overweight to Information Technology (IT) contributed to our relative performance. EPAM, an IT services company with operations primarily in Eastern Europe, reported continued strong demand from large companies for digital transformation services. We discuss it later in this report.

By region, strong stocks in Latin America helped our performance, led by Argentina-based IT services firm Globant. The company reported continued strong organic growth from its global client base, which includes Disney. Our Gulf region stocks detracted the most, largely due to our underweight and poor stocks in Kuwait. Shares of real estate developer Mabanee fell amid the country’s shutdown of shopping malls, and the company’s decision to offer rent relief to some of its most distressed tenants.

PERSPECTIVE AND OUTLOOK

The course of the pandemic and governments’ responses are evolving rapidly, but our investment process has not changed. It has helped us to weather many crises over the years, including this one. We invest in companies meeting four essential criteria: possess competitive advantages, can generate sustainable superior long-term growth, have superior financial strength to support that growth and withstand difficult economic and credit environments, and have managements capable of delivering the benefits of these strengths into the hands of shareholders. Our companies have stronger balance sheets than their peers, evidenced by their lower debt-to-equity ratios, and thus are more likely to survive tough economic conditions, even the temporary closure of the business and ensuing loss of revenue. We believe the crisis will likely force

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consolidation within some industries, with our strong companies emerging stronger, while their weaker counterparts are acquired or bankrupted.

Our companies have stronger balance sheets than their peers, evidenced by their lower debt-to-equity ratios, and thus are more likely to survive tough economic conditions, even the temporary closure of the business and ensuing loss of revenue.

Our analysts are evaluating the pandemic’s potential impact on their respective industries and individual companies. All held and covered companies are being scrutinized for new and newly heightened risks to their investment theses, such as to their business models or financial strength. So far, unsurprisingly, analysts are finding the impact varies markedly by sector.

Our real estate companies—SM Prime in the Philippines, Mabanee in Kuwait, and Emaar Properties in the United Arab Emirates—will suffer temporary loss of earnings and cash flow due to tenants who cannot pay their rents amid government-ordered closures of shopping malls. All three companies entered the crisis with ample financial strength, which is reflected in their low leverage and cash on their balance sheets. After stress-testing their models, our analysts concluded that each can cover fixed costs and debt obligations through at least several quarters of closure. For example, Mabanee’s balance sheet as of December 31 has over 72 million dinars (about US$230 million) in cash and long-term debt of 340 million dinars (US$1 billion), payable over seven years. Even if Mabanee’s annual 90-million-dinar operating cash flow were lost due to an extended closure, its cash in the bank is sufficient to cover all annual operating expenses (about 22 million dinars) and debt service obligations (47 million dinars) for more than a year.

Forced closures are also having an adverse effect on consumer discretionary goods companies, especially restaurants. Jollibee Foods had to shutter many of its restaurants in the Philippines, China, the US, and the Middle East. Jollibee has a strong balance sheet and

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

REGION	PORTFOLIO	BENCHMARK[1]

AFRICA	18.4	15.5

ASIA	34.4	35.5

EUROPE	8.4	6.0

GULF STATES	11.9	22.6

LATIN AMERICA	18.5	18.9

MIDDLE EAST	0.0	1.5

DEVELOPED MRKTS LISTED[2]	6.1	–

CASH	2.3	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	6.1	10.0

CONSUMER DISCRETIONARY	5.0	0.8

CONSUMER STAPLES	16.4	5.5

ENERGY	4.7	3.7

FINANCIALS	30.2	44.8

HEALTH CARE	5.0	1.7

INDUSTRIALS	4.9	10.8

INFORMATION TECHNOLOGY	10.9	2.3

MATERIALS	4.9	5.1

REAL ESTATE	9.6	12.4

UTILITIES	0.0	2.9

CASH	2.3	–

1MSCI Frontier Emerging Markets Index.

normally generates high levels of cash after operating expenses are paid. As of January 1, the company had a net cash position of 10 billion pesos (about US$200 million), which is more than sufficient to pay all its staff costs, rent, and other fixed costs and financial obligations for a year.

The impact will be greatest on banks. Many are likely to see their loans, especially those to small businesses, turn sour, and they will struggle to find creditworthy borrowers. Banks represent the largest weight in our Portfolio (about 30%) and our benchmark (about 45%). Our focus on quality and balance sheet strength leads us to invest in the most profitable, best-capitalized banks whose good risk management practices and high underwriting standards should protect them somewhat. One example is Halyk Bank, Kazakhstan’s largest with 35% market share in terms of assets and deposits. It competes with nearly 30 other banks in the country but is by far the most profitable. Halyk has emerged stronger from past crises, thanks to its healthy balance sheet and excellent risk management. It recently received a clean bill of health from the country’s central bank with respect to its loan loss provisions. More importantly, Halyk has a large capital base that can absorb heavy losses, sparing the need to raise new capital from shareholders.

The impact will be greatest on banks. Many are likely to see their loans, especially those to small businesses, turn sour, and they will struggle to find creditworthy borrowers.

Telecommunications Services and IT companies appear to be more resilient—and may potentially even benefit from the crisis. Mobile telecom companies serve their customers without physically interacting with them. Measures announced by the Kenyan government to hasten the adoption of digital payments in place of cash transactions will help Safaricom, the leading telecom company in Kenya and pioneer of the M-Pesa mobile money service.

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The central bank has permitted the company to double the daily M-Pesa transaction limits for individuals and small and micro business enterprises in consideration of Safaricom reducing its fees for transactions below KES1,000 (about $10). Over the long term, increased volumes should compensate for reduced fee income per transaction. Beyond M-Pesa, Safaricom reported an acceleration in demand for broadband connections as more people work from home and take classes online.

Our IT services companies, EPAM and Globant, have reported that their projects remained on track despite the pandemic. Most of EPAM and Globant’s work—such as software development and data analytics—is done remotely. In a March 18 call, Globant’s management reiterated its guidance that revenues should grow 23% in 2020 as the company continues to foresee strong demand. The company has won projects in new markets such as gaming, online education, and professional services. It also reported continued strong demand for its cybersecurity services, which have helped offset weakness from its travel industry clients. Management believes that the coronavirus outbreak could lead to an acceleration of digital transformation initiatives as companies learn from the current crisis. Furthermore, continued strength in the US dollar could boost Globant’s margins. A significant portion of the company’s revenues are in dollars, while its costs are primarily in developing countries’ currencies.

The impact of coronavirus has been mixed for our Consumer Staples companies. For SABECO, the largest beer company in Vietnam, it is negative: restrictions on outdoor gatherings have dried up demand for alcoholic beverages, especially in urban areas. However, roughly 70% of SABECO’s beer is consumed at home, whereas its competitors are mostly focused on Vietnam’s urban and tourist regions where beer is mostly consumed at bars, restaurants, and nightclubs. SABECO has a strong balance sheet with a net cash position of VND15.5 trillion (about US$660 million). On the other hand, Vietnam Dairy Products—the country’s largest dairy products producer—appears to be holding up better. Sales of its dairy products are benefiting from families spending more time at home. A sharp drop in raw material costs, especially for imported milk powder (which fell due to the impact of coronavirus), bodes well for the company’s margin.

PORTFOLIO HIGHLIGHTS

We made only slight changes to the Portfolio during the period as we responded to shifting valuations and revisions to our outlook for companies. We took advantage of the sell-off to increase our position in EPAM. Its services supporting corporate digital transformation initiatives are well-positioned as consumers increasingly access products and services digitally. Founded in Belarus, the company is still largely based there, though it

1Our strategy admits companies listed in DMs only if they meet certain criteria qualifying them as essentially FEM businesses, such as receiving or holding at least 50% of their revenues or productive assets in developing countries. In the case of EPAM, 96% of its assets are located in Belarus, Ukraine, Bulgaria, Hungary, Russia, Poland, China, and India.

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	%

GLOBANT	INFO TECHNOLOGY	ARGENTINA	4.9

SM PRIME HOLDINGS	REAL ESTATE	PHILIPPINES	4.5

HOA PHAT GROUP	MATERIALS	VIETNAM	4.5

MABANEE	REAL ESTATE	KUWAIT	4.4

SAFARICOM	COMM SERVICES	KENYA	4.3

CREDICORP	FINANCIALS	PERU	4.3

NATIONAL BANK OF KUWAIT	FINANCIALS	KUWAIT	4.2

EPAM SYSTEMS	INFO TECHNOLOGY	US	3.9

COMMERCIAL INTERNATIONAL BANK	FINANCIALS	EGYPT	3.6

VIETNAM DAIRY PRODUCTS	CONS STAPLES	VIETNAM	3.5

is now headquartered in Pennsylvania.1 In 2019, the company reported very strong revenue and profit growth of 25% and 23%, respectively. Management expects revenues to grow at least 22% in 2020. We believe EPAM will find new opportunities as more companies accelerate the buildout of their online presence.

Our addition to EPAM further boosted our exposure to IT, which has become a fertile hunting ground for quality, growing companies. The sector now represents the Portfolio’s second highest overweight, after Consumer Staples.

We also added to our position in Colombia’s Bancolombia and Peru’s Credicorp at attractive valuations. Credicorp is Peru’s largest financial service conglomerate, with about 36% market share of loans and deposits in a highly concentrated industry. Its large distribution network of over 10,600 locations, including traditional branches as well as ATMs and agents inside retail stores, allows it to gather deposits cheaply. We particularly like the bank’s digital transformation initiatives as retail customers increasingly turn to their computers and smartphones to do their banking. The number of Credicorp’s digital customers increased 57% to 3.3 million in 2019, and they now account for 41% of customers, up from 21% in 2016.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

25

PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA PORTFOLIO MANAGER ANDREW WEST, CFA PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the Global Equity Research Portfolio, the Institutional Class declined 7.96% (net of fees and expenses) in the six-month period ended April 30, 2020. The Portfolio’s benchmark, the MSCI All Country World Index, declined 7.67% (net of source taxes).

MARKET REVIEW

Global stock markets fell in the six months ended 30 April, as optimism resulting from the US-China trade agreement at the end of 2019 was quickly overshadowed by the ongoing COVID-19 outbreak. Nearly all sectors and every region finished in negative territory for the period.

The closing months of 2019 saw improving investor sentiment as the trade war between the US and China witnessed something of a détente, with the two parties agreeing to a limited pull-back from their entrenched positions. In mid-December, days before new tariffs were to take effect, officials announced a “Phase One” trade agreement. The deal rolled back some US tariffs on Chinese goods while boosting Chinese purchases of US energy, manufactured goods, and agricultural products. The countries also agreed on enhanced protections for intellectual property. The developments bolstered investor sentiment toward China and Emerging Markets (EMs) generally; China’s GDP growth, which appeared to falter at the end of 2018, stabilized by the end of 2019.

Despite the rebound in equity markets, there were signs of fragility in financial markets as we entered 2020. The year began with the US killing of a top Iranian general, escalating tensions in the Middle East before investor attention was gripped by mushrooming outbreaks of a novel coronavirus in China. By mid-February, Chinese authorities locked down the entire province of Hubei, an area the size of Illinois but, at nearly 60 million people, four times its population. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the respiratory disease spread first in Asia, the epicenter shifted rapidly to Europe and the United States. By March, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease and its

FUND FACTS at April 30, 2020

TOTAL NET ASSETS	$6.3M

SALES CHARGE	NONE

NUMBER OF HOLDINGS	280

TURNOVER (5 YR. AVG.)	–

DIVIDEND POLICY	ANNUAL

INSTITUTIONAL INVESTORS

INSTITUTIONAL CLASS

TICKER	HLRGX

CUSIP	412295792

INCEPTION DATE	12/19/2016

MINIMUM INVESTMENT[1]	$100,000

NET EXPENSE RATIO[2]	0.80%[3]

GROSS EXPENSE RATIO[2]	1.96%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus, dated February 28, 2020, and based on the fiscal year ended October 31, 2019. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2021; 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 0.80%. The Net Expense Ratio is applicable to investors.

fallout. The ensuing travel restrictions, enforced business closures, and home confinements brought economic activity to a shuddering stop. Exacerbating the turmoil, Saudi Arabia decided to retaliate against Russia for its unwillingness to curb oil production, flooding the market with excess supply and pushing oil prices down to an 18-year low.

While global equity markets gyrated violently, government bond yields in developed markets plumbed new lows. As the health crisis morphed into a full-blown economic crisis, central bankers responded emphatically. The Bank of England pledged unlimited support to large company financings, the US Federal Reserve lowered short-term rates to near-zero and unveiled aggressive actions to keep credit flowing, and the European Central Bank expanded its asset purchase program, relaxing its asset eligibility requirements for both sovereign and corporate issuers. The People’s Bank of China cut its reserve requirement ratio—twice—hoping to spur bank lending. On the fiscal front, governments responded with massive spending plans, dwarfing the rescue programs from the global financial crisis. The United States passed a US$2.2 trillion economic relief package, and European governments pledged hundreds of billions of euros to mitigate the sudden losses of personal and corporate incomes. Chinese officials committed to increase spending on infrastructure projects.

Amid this fraught economic backdrop, Health Care outperformed, with strong relative performance in Pharmaceutical and Biotechnology stocks since drug sales are typically less sensitive in recessions and may even see an uplift in the event of new treatments for

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020			for periods ended April 30, 2020

	1 YEAR	3 YEARS	SINCE INCEPTION*	1 YEAR	3 YEARS	SINCE INCEPTION*

GLOBAL EQUITY RESEARCH PORTFOLIO – INSTITUTIONAL CLASS	-11.93	3.62	5.64	-6.24	6.49	8.67

MSCI ALL COUNTRY WORLD INDEX	-11.25	1.50	3.40	-4.96	4.46	6.49

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

COVID-19. Unexpectedly, Information Technology (IT), normally a cyclical sector, also outperformed in the decline, a topic we address later in Perspective and Outlook. Energy stocks performed the worst, falling in sympathy with the dramatic fall in oil prices. Real Estate and Financials also performed poorly, anticipating the overall decline in economic activity and likely increase in defaults.

Viewed by geography, China performed the best of any major market despite being the locus of the outbreak, perhaps reflecting the success of domestic containment efforts once the virus had been identified. The US also outperformed, but that result is due more to the effect of falling currency exchange rates on the USD-based returns of other markets than on the relative resilience of US versus international stocks, although the large Health Care and IT sectors in the US were important contributors. Countries heavily reliant on commodities and energy, such as Australia, Canada, Russia, and Brazil, were some of the worst performers. Emerging Markets performed in-line with developed markets, almost solely due to the strong relative performance of China.

PERFORMANCE ATTRIBUTION

The Portfolio performed roughly in line with the benchmark during the period. Our overweight in Health Care helped, as did our underweights in Energy, Financials, and Real Estate. We also saw good performance from longstanding Industrials holdings Verisk and Roper Technologies. Verisk provides data analysis to insurance companies for predictive fraud prevention purposes, along with a host of other data-related services to help them raise their underwriting profitability. Over 80% of Verisk’s revenues are recurring, reflecting the subscription nature of its business model. Roper is a diversified industrial company with a long track record of building or acquiring businesses with leading positions in niche markets. An area of emphasis has been specialty software, such as that for automating hospital lab processes or for business management of law firms and other professional organizations. Over 50% of Roper’s revenues are recurring.

Our Consumer Staples stocks performed worse than their sector peers, as shares of Belgian brewer AB InBev fell sharply. The company sits closer to the border of Consumer Discretionary, with demand for its products being somewhat sensitive to the state of the economy. In the near term, demand for these “social lubricants” is temporarily being hurt by social distancing measures. Indian conglomerate ITC Limited also detracted as many of its business segments – including hotels, foods, and personal hygiene products – saw declining demand in response to the pandemic.

Many of our company weights also detracted from performance. In Consumer Discretionary, US e-commerce retailer Amazon.com detracted, owing to the portfolio’s significant underweight relative to the index. In IT, our underweight in strongly performing US technology companies Microsoft and Apple also detracted from performance.

Viewed by geography, the portfolio had strong stocks in the US and Japan. The US contributed a majority of our relative performance. Domino’s Pizza saw its US sales accelerate as consumers stayed home due to the coronavirus pandemic and announced plans to hire an additional 10,000 employees. Online retailer eBay also contributed as its online fulfillment structure has provided a lifeline to millions who find themselves unable to leave their homes.

Our Emerging Markets stocks hurt the most, particularly bank stocks. Shares of HDFC Bank and ICICI Bank of India, Itaú Unibanco of Brazil, and Bank of the Philippine Islands declined due to concerns over the impact that the coronavirus will have on lending growth and loan repayments. The portfolio’s US underweight also detracted.

PERSPECTIVE AND OUTLOOK

Since early March, the focus of our investment team has been on the following:

1. Reviewing all portfolio holdings or followed companies for newly heightened risks to the investment thesis from the market environment, either in their business model or in their financial structure.

27

2. Deploying modest cash reserves into companies we strongly admire, but whose shares have seemed far too highly priced until now.

3. Examining our existing holdings for evidence of price dislocations, instances where share prices have either over or under reacted relative to our understanding of their longer-term prospects. Mispricing due to the short-term urgency of others’ behavior can offer rich opportunities for investors with a long-term investment horizon.

4. Divining in what ways companies and individuals may behave differently after the coronavirus is overcome (if they do.)

The stocks of high-quality, fast-growing companies have held their ground well in this market decline, which has compressed a bear market into a few short weeks. Among high-quality companies, those with high market capitalizations have outperformed their smaller counterparts. Since our portfolio holds stocks across the market-cap spectrum, our performance was hurt due to our underweight to large caps and overweight to small-to-mid cap stocks.

Among high-quality companies, those with high market capitalizations have outperformed their smaller counterparts.

The resilience of quality has come widely to be expected, leading us to fear that, because of the growth in their popularity, shares of high-quality companies might not be as stable in “the next downturn” as in prior episodes. That has not been the case in this one, so far. But the resilience of growth stocks is one of the marvels of this decline. In the US (the stock market for which we have the longest data series), the IT sector, for example, has underperformed the S&P 500 in all but one bear market since 1926. As such, it is generally unheard of for IT to rival the performance of the non-cyclical and traditionally “defensive” sectors of

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	0.9	2.8

EMERGING MARKETS	21.8	11.8

EUROPE EMU	8.4	8.4

EUROPE EX-EMU	11.8	8.5

FRONTIER MARKETS[2]	0.2	–

JAPAN	10.8	7.2

MIDDLE EAST	0.0	0.2

PACIFIC EX-JAPAN	2.4	3.2

UNITED STATES	42.1	57.9

CASH	1.6	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	PORTFOLIO	BENCHMARK[1]

COMM SERVICES	5.3	9.4

CONSUMER DISCRETIONARY	11.3	11.3

CONSUMER STAPLES	13.5	8.4

ENERGY	2.9	3.9

FINANCIALS	11.5	13.9

HEALTH CARE	15.2	13.4

INDUSTRIALS	16.6	9.4

INFORMATION TECHNOLOGY	15.2	19.3

MATERIALS	6.3	4.5

REAL ESTATE	0.2	3.1

UTILITIES	0.4	3.4

CASH	1.6	–

1MSCI All Country World Index.

Consumer Staples or Utilities in down markets, yet it has done so this time. This anomaly makes perfect sense, however, considering how companies and individuals have responded to the pandemic in ways that accelerate the trends that were already fueling the growth of companies that exploit the internet as a mode of commerce.

The most obvious of these trends is the increasing share of online spending at the expense of brick-and-mortar shops and malls. Online retailers Alibaba, Amazon, and eBay, along with grocers that were prescient to build online ordering and fulfillment infrastructure, have provided a lifeline to hundreds of millions who find themselves unable to leave their homes. We believe this mass migration to online shopping will not reverse when the pandemic subsides, so long-term growth in customers will have been drawn forward for the companies best able to ramp up during the crisis. We think their gain in market share from traditional retailers will be sustained, especially as many smaller ones may not survive, further increasing the economies of scale enjoyed by the largest e-commerce players. Similarly, companies that are providing secure online networks, enabling online or contactless payment functions, or supporting the current remote-work environment are growing stronger even as the economy lapses into a coma.

Online retailers Alibaba, Amazon, and eBay, along with grocers that were prescient to build online ordering and fulfillment infrastructure, have provided a lifeline to hundreds of millions who find themselves unable to leave their homes.

On the opposite end of the spectrum is the poorly performing Energy industry. Looking forward, the questions for us have become: Will there be excess, or instead insufficient, supply to meet resumed demand on the far side of the COVID-19 recession, given the closure of access to capital markets for a large

28

swath of the high cost and debt-dependent producers in this combined oil price and high-yield swoon? How much exploration and production capex was being made, and how much will no longer get spent? We’re unsure, but this much is clear: the breakdown of the OPEC-led cartel has done more to raise the cost of capital for the Energy industry than all the Extinction Rebellion and 350.org protests combined. The question remains whether this higher cost of capital will deliver what the rarely considered logic demands: higher returns on capital for those who remain in the business.

Another marvel of this bear market has been the astonishing outperformance of Chinese shares, especially those traded primarily on the domestic Shanghai and Shenzhen exchanges, relative not only to the rest of Emerging Markets, but relative even to the US market. While there may be some effect from lower financialization (read: derivative engineering) in Chinese markets, the prohibition of short-selling, and maybe even some muscular jawboning by their regulators, we think China’s out-performance is for the most part based on solid grounds. Ultimately, China’s economy is likely to recover faster, and its political influence with other countries will expand, especially in those places that are benefiting from Chinese medical and technical aid.

Another marvel of this bear market has been the astonishing outperformance of Chinese shares, especially those traded primarily on the domestic Shanghai and Shenzhen exchanges, relative not only to the rest of Emerging Markets, but relative even to the US market.

PORTFOLIO HIGHLIGHTS

The Global Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the trailing six months, which were marked by periods of significant market decline, our analysts recommended buying 67 companies and selling 45 holdings. In addition to responding to changes in the analysts’ ratings, we also adjusted individual position weights periodically to maintain our desired risk profile (moderately below-market volatility and moderate tracking error).

New analyst recommendations (both upgrades and downgrades) resulted in an increase in the allocation to Industrials in the Portfolio and a reduction in our Financials, IT, and Consumer Discretionary investments compared with the end of the last fiscal year. We ended the period overweight in Industrials, Consumer Staples, Health Care, and Materials and underweight in Information technology, Communication Services, Utilities, Real Estate, Financials, and Energy. From a geographic perspective, the portfolio’s largest overweight is in Emerging Markets and its largest underweight is in the US.

Several of our new Industrials holdings are domiciled in the US, including Honeywell. As a diversified technology and manufacturing

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	%

ECOLAB	MATERIALS	US	1.2

AIR PRODUCTS	MATERIALS	US	1.1

MICROSOFT	INFO TECHNOLOGY	US	1.1

ROPER	INDUSTRIALS	US	1.1

FIRST REPUBLIC BANK	FINANCIALS	US	1.1

EXXONMOBIL	ENERGY	US	1.1

UNITEDHEALTH GROUP	HEALTH CARE	US	1.1

AMETEK	INDUSTRIALS	US	1.0

CHURCH & DWIGHT	CONS STAPLES	US	1.0

PROCTER & GAMBLE	CONS STAPLES	US	1.0

company, Honeywell combines physical products with software to serve customers worldwide across a diverse spectrum of businesses including aerospace, petrochemicals solutions, and advanced industrial software. The company is gradually improving its margins, while maintaining a strong cash flow and a decent growth rate. We also purchased shares of industrial conglomerate Ametek, which has a portfolio of high-end niche businesses that generate strong cash flows. With acquisitions and international expansions into low-cost regions, the company should continue to drive growth and profitability in the long-run. Rockwell Automation was another sizable Industrials purchase during the period; the company is a leading global provider of industrial automation power, control and information solutions. Rockwell is a secular beneficiary of the rising demand of industrial automation and has demonstrated continued organic growth with its new products and solutions.

We further reduced our exposure to Information Technology, our largest underweight, during the period. We sold several US-domiciled positions following analyst downgrades including bank core processing services company Fiserv, global payments company Mastercard, and semiconductor manufacturer Infineon Technologies. We also decreased our exposure to Financials through the sale of US-based life insurance company Prudential, and UK-based commercial bank HSBC.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

29

PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA PORTFOLIO MANAGER ANDREW WEST, CFA PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the International Equity Research Portfolio, the Institutional Class fell 13.10% (net of fees and expenses) in the six-month period ended April 30, 2020. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, dropped 13.22% (net of source taxes).

MARKET REVIEW

International stock markets fell in the six months ended April 30, as optimism resulting from the US-China trade agreement at the end of 2019 was quickly overshadowed by the ongoing COVID-19 outbreak. Nearly all sectors and regions finished in negative territory for the period.

The closing months of 2019 saw the trade war between the US and China reach something of a détente, with the two parties agreeing to a limited pull-back from their entrenched positions. In mid-December, days before new tariffs were to take effect, officials announced a “Phase One” trade agreement. The deal rolled back some US tariffs on Chinese goods while boosting Chinese purchases of US energy, manufactured goods, and agricultural products. The countries also agreed on enhanced protections for intellectual property. The developments bolstered investor sentiment toward China and Emerging Markets (EMs) generally; China’s GDP growth, which appeared to falter at the end of 2018, stabilized by the end of 2019.

Despite the rebound in equity markets, there were signs of fragility in financial markets as we entered 2020. The year began with the US killing of a top Iranian general, escalating tensions in the Middle East before investor attention was gripped by mushrooming outbreaks of a novel coronavirus in China. By mid-February, Chinese authorities locked down the entire province of Hubei, an area the size of Illinois but, at nearly 60 million people, four times

FUND FACTS at April 30, 2020

TOTAL NET ASSETS		$17.2M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		205

TURNOVER (5 YR. AVG.)		–

DIVIDEND POLICY		ANNUAL

	INSTITUTIONAL INVESTORS

	INST CLASS	INST CLASS Z

TICKER	HLIRX	HLMZX

CUSIP	412295826	412295743

INCEPTION DATE	12/17/2015	–

MINIMUM INVESTMENT[1]	$100,000	$10,000,000

NET EXPENSE RATIO[2]	0.75%[3]	0.75%[4]

GROSS EXPENSE RATIO[2]	1.42%	1.83%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus dated February 28, 2020, and based on the fiscal year ended October 31, 2019. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2021. 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 0.75%. 4Harding Loevner’s contractual agreement caps the Net Expense Ratio at 0.75%. The Net Expense Ratio is applicable to investors.

its population. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the respiratory disease spread first in Asia, the epicenter shifted rapidly to Europe and the United States. By March, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease and its fallout. The ensuing travel restrictions, enforced business closures, and home confinements brought economic activity to a shuddering stop. Exacerbating the turmoil, Saudi Arabia decided to retaliate against Russia for its unwillingness to curb oil production, flooding the market with excess supply and pushing oil prices down to an 18-year low.

By March, the infection had spread to over 180 countries, and governments everywhere were struggling to contain the disease and its fallout. The ensuing travel restrictions, enforced business closures, and home confinements brought economic activity to a shuddering stop.

As the health crisis morphed into a full-blown economic crisis, central bankers responded emphatically. The Bank of England pledged unlimited support to large company financings, the US Federal Reserve lowered short-term rates to near-zero and unveiled aggressive actions to keep credit flowing, and the European Central Bank expanded its asset purchase program, relaxing its

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020			for periods ended April 30, 2020

	1 YEAR	3 YEARS	SINCE INCEPTION*	1 YEAR	3 YEARS	SINCE INCEPTION*

INTL EQUITY RESEARCH PORTFOLIO – INSTITUTIONAL CLASS	-15.31	-0.92	3.40	-11.85	0.73	5.17

MSCI ALL COUNTRY WORLD EX-US INDEX	-15.57	-1.96	1.58	-11.51	-0.25	3.26

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

asset eligibility requirements for both sovereign and corporate issuers. The People’s Bank of China cut its reserve requirement ratio—twice—hoping to spur bank lending. On the fiscal front, governments responded with massive spending plans, dwarfing the rescue programs from the global financial crisis. The United States passed a US$2.2 trillion economic relief package, and European governments pledged hundreds of billions of euros to mitigate the sudden losses of personal and corporate incomes. Chinese officials committed to increase spending on infrastructure projects.

Amid this fraught economic backdrop, Health Care performed best, with strong relative performance in Pharmaceutical and Bio-technology stocks since drug sales are typically less sensitive in recessions and may even see an uplift in the event of new treatments for COVID-19. Unexpectedly, Information Technology (IT), normally a cyclical sector, also outperformed in the decline, a topic we address later in Perspective and Outlook. Energy stocks performed the worst, falling in sympathy with the dramatic fall in oil prices. Real Estate and Financials also performed poorly, anticipating the overall decline in economic activity and likely increase in defaults.

Viewed by geography, Asian markets were among the most resilient. China performed the best of any major market despite being the locus of the outbreak, perhaps reflecting the success of domestic containment efforts once the virus had been identified. Japan, Hong Kong, Taiwan, and New Zealand also held up better than most other markets. Countries heavily reliant on commodities and energy, such as Australia, Canada, Norway, Indonesia, Russia, and Brazil, performed the worst. Emerging Markets as a group performed in-line with developed markets, but almost solely due to China’s strong relative performance.

PERFORMANCE ATTRIBUTION

Poor stock selection detracted from our relative performance in nine of the eleven sectors during the period. In Consumer Staples, the positive impact of our overweight to the relatively strong-performing sector was more than offset by weak stocks. In February, shares of Anheuser-Busch InBev fell after the Belgium-based brewer reported that beverage sales volume growth slowed in the third and fourth quarters. Coca-Cola HBC, one of the world’s largest Coca-Cola bottlers, was punished in part by its geographic footprint: among its largest markets, Nigeria and Russia are major oil producers and Italy has suffered an especially severe toll from COVD-19. The cancellation of major sports events (such as the European Football Championship, which has been delayed until 2021) will also hurt its sales. Energy was the worst-performing sector due to the dramatic drop in oil prices, and our underweight was helpful. Stock selection was weak, however, including Royal Dutch Shell, which dropped after it halted stock buybacks and reduced capital expenditures. In Financials, Standard Chartered, a UK-headquartered bank with a significant history and presence in Hong Kong, reported solid 2019 results in March. However, its stock fell sharply after it backed away from its 2020 guidance due to falling expectations for revenue growth and rising expectations for loan losses.

Our underweight to Communication Services hurt our relative performance. Chinese internet giant Tencent’s shares rose amid rising demand for its games, social networks, cloud services, and remote-work solutions thanks to China’s virus-containment efforts. Although we own a stake in the company, our 0.2 percent average weight position is smaller than that in the benchmark.

Good stocks in Industrials helped, especially the UK’s Spirax-Sarco, which produces specialized steam and pump machines, and Japan’s SMC, a specialist in factory pneumatic equipment. Materials also contributed to our relative returns, including food ingredient maker Chr. Hansen and flavors-and-fragrance producer Symrise. We expect Symrise to continue to enjoy strong demand for its ingredients, which are used in a variety of foods and soaps. Shares of French industrial gas company Air Liquide, which is experiencing rising demand for oxygen from health care providers, also outperformed the sector and index.

Viewed by geography, the Portfolio had strong stocks in Japan. In late January, Chugai Pharmaceutical reported strong revenue growth for the fourth quarter. Chugai and Switzerland’s Roche also benefited from news that their co-promoted drug Actemra could treat COVID-19 symptoms.

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Our stocks detracted most in Emerging Markets (EMs), especially Chinese energy company CNOOC, clothing manufacturer Shenzhou International, and smartphone component maker AAC Technologies. EM banks also hurt. Shares of HDFC Bank and ICICI Bank of India, Itaú Unibanco of Brazil, and Bank of the Philippine Islands fell due to concerns over the impact that the coronavirus will have on lending growth and loan repayments.

PERSPECTIVE AND OUTLOOK

Since early March, the focus of our investment team has been on the following:

1. Reviewing all portfolio holdings or followed companies for newly heightened risks to the investment thesis from the market environment, either in their business model or in their financial structure.

2. Deploying modest cash reserves into companies we strongly admire, but whose shares have seemed far too highly priced until now.

3. Examining our existing holdings for evidence of price dislocations, instances where share prices have either over or under reacted relative to our understanding of their longer-term prospects. Mispricing due to the short-term urgency of others’ behavior can offer rich opportunities for investors with a long-term investment horizon.

4. Divining in what ways companies and individuals may behave differently after the coronavirus is overcome (if they do.)

The stocks of high-quality, fast-growing companies have held their ground well in this market decline, which has compressed a bear market into a few short weeks. Among high-quality companies, those with high market capitalizations have outperformed their smaller counterparts. Since our portfolio

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	2.1	6.6

EMERGING MARKETS	32.5	28.1

EUROPE EMU	16.9	20.0

EUROPE EX-EMU	21.9	20.2

FRONTIER MARKETS[2]	0.6	–

JAPAN	17.7	17.0

MIDDLE EAST	0.0	0.4

PACIFIC EX-JAPAN	5.9	7.7

CASH	2.4	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	4.1	7.4

CONSUMER DISCRETIONARY	13.4	12.0

CONSUMER STAPLES	16.3	10.3

ENERGY	4.4	5.2

FINANCIALS	13.8	18.7

HEALTH CARE	11.0	10.7

INDUSTRIALS	15.3	11.3

INFORMATION TECHNOLOGY	11.0	10.5

MATERIALS	7.0	7.3

REAL ESTATE	0.8	3.0

UTILITIES	0.5	3.6

CASH	2.4	–

1MSCI All Country World ex-US Index.

holds stocks across the market-cap spectrum, our performance was hurt due to our underweight to large caps and overweight to small-to-mid cap stocks.

The resilience of quality has come widely to be expected, leading us to fear that, because of the growth in their popularity, shares of high-quality companies might not be as stable in “the next downturn” as in prior episodes. That has not been the case in this one, so far. But the resilience of growth stocks is one of the marvels of this decline. In the US (the stock market for which we have the longest data series), the IT sector, for example, has underperformed the S&P 500 in all but one bear market since 1926. As such, it is generally unheard of for IT to rival the performance of the non-cyclical and traditionally “defensive” sectors of Consumer Staples or Utilities in down markets, yet it has done so this time. This anomaly makes perfect sense, however, considering how companies and individuals have responded to the pandemic in ways that accelerate the trends that were already fueling the growth of companies that exploit the internet as a mode of commerce.

The most obvious of these trends is the increasing share of online spending at the expense of brick-and-mortar shops and malls. Online retailers Alibaba, Amazon, and eBay, along with grocers that were prescient to build online ordering and fulfillment infrastructure, have provided a lifeline to hundreds of millions who find themselves unable to leave their homes. We believe this mass migration to online shopping will not reverse when the pandemic subsides, so long-term growth in customers will have been drawn forward for the companies best able to ramp up during the crisis. We think their gain in market share from traditional retailers will be sustained, especially as many smaller ones may not survive, further increasing the economies of scale enjoyed by the largest e-commerce players. Similarly, companies that are providing secure online networks, enabling online or contactless payment functions, or supporting the current remote-work environment are growing stronger even as the economy lapses into a coma.

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On the opposite end of the spectrum is the poorly performing Energy industry. Looking forward, the questions for us have become: Will there be excess, or instead insufficient, supply to meet resumed demand on the far side of the COVID-19 recession, given the closure of access to capital markets for a large swath of the high cost and debt-dependent producers in this combined oil price and high-yield swoon? How much exploration and production capex was being made, and how much will no longer get spent? We’re unsure, but this much is clear: the breakdown of the OPEC-led cartel has done more to raise the cost of capital for the Energy industry than all the Extinction Rebellion and 350.org protests combined. The question remains whether this higher cost of capital will deliver what the rarely considered logic demands: higher returns on capital for those who remain in the business.

Another marvel of this bear market has been the astonishing outperformance of Chinese shares, especially those traded primarily on the domestic Shanghai and Shenzhen exchanges, relative not only to the rest of Emerging Markets, but relative even to the US market. While there may be some effect from lower financialization (read: derivative engineering) in Chinese markets, the prohibition of short-selling, and maybe even some muscular jawboning by their regulators, we think China’s out-performance is for the most part based on solid grounds. Ultimately, China’s economy is likely to recover faster, and its political influence with other countries will expand, especially in those places that are benefiting from Chinese medical and technical aid.

PORTFOLIO HIGHLIGHTS

The International Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations with respect to Harding Loevner’s collection of researched companies. In addition to responding to changes in the analysts’ ratings, we also adjust individual position weights periodically to maintain our desired risk profile of moderately below-market volatility and moderate tracking error.

New analyst recommendations (both upgrades and downgrades) resulted in a modest increase in the Portfolio’s allocation to Consumer Staples and a reduction in our exposure to Financials and Communications Services compared with the end of the last fiscal year.

In Consumer Staples, we bought French cosmetics giant L’Oréal after its share price fell and its valuation became more reasonable. We expect the company’s strong e-commerce business to help offset the losses from the closure of brick-and-mortar stores. L’Oréal has invested heavily to build out its digital commerce capabilities in recent years. We also established new positions in Indian conglomerate Godrej, Japan’s Kobayashi Pharmaceutical, and the UK’s Reckitt Benckiser, a global producer of health and hygiene products. And we added to several of our existing positions, including the UK’s Coca-Cola HBC, UK spirits maker Diageo, and Shiseido, a leading Japanese personal-care company.

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	%

HOMESERVE	INDUSTRIALS	UK	1.1

SYMRISE	MATERIALS	GERMANY	1.1

SHIONOGI	HEALTH CARE	JAPAN	1.1

IMPERIAL OIL	ENERGY	CANADA	1.1

NOMURA RESEARCH INSTITUTE	INFO TECHNOLOGY	JAPAN	1.1

NOVOZYMES	MATERIALS	DENMARK	1.1

TECHTRONIC	INDUSTRIALS	HONG KONG	1.1

RECKITT BENCKISER	CONS STAPLES	UK	1.0

SAP	INFO TECHNOLOGY	GERMANY	1.0

HENKEL	CONS STAPLES	GERMANY	1.0

In Financials, we sold Bancolombia after it reported very weak fourth-quarter results as well as the UK’s HSBC, Egypt’s Commercial International Bank, and Security Bank in the Philippines. We purchased Indonesia’s Bank Central Asia (BCA). BCA’s prudent credit-risk management has enabled it to operate profitably through economic cycles. Its large capital buffer should allow it to weather the economic shock from the pandemic. We also bought Bupa Arabia, a health care insurer in Saudi Arabia. Our analyst believes the company’s leading market share and strong reputation should help it achieve stable growth and profitability. Our exposure to Financials fell as a result of these transactions and the sector’s underperformance.

In Communication Services, we sold Japanese marketing and advertising agency Dentsu and Indian telecom tower provider Bharti Infratel, both due to growth concerns. Citing weakness in overseas markets, Dentsu revised downward its revenue growth forecast and announced plans to restructure its operations in seven countries. Bharti Infratel continued to experience regulatory pressure in its home market.

By region, our exposure to Japan fell slightly as we sold systems integrator Nitori Holdings, rental home builder Daito Trust, and electric motor company Nidec, in addition to Dentsu. We purchased Benefit One, a leading provider of outsourced corporate fringe benefits and other business services. The company, which has about 40% market share in Japan, benefits from sticky client relationships and its scale, which helps it negotiate better terms with vendors. We also added to some of our existing Japanese holdings, including tractor manufacturer Kubota and industrial equipment maker Komatsu.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA PORTFOLIO MANAGER ANDREW WEST, CFA PORTFOLIO MANAGER

PERFORMANCE SUMMARY

For the Emerging Markets Equity Research Portfolio, the Institutional Class declined 14.49% (net of fees and expenses) in the six-month period ended April 30, 2020. The Portfolio’s benchmark, the MSCI EM+Frontier Markets Index, declined 10.63% (net of source taxes).

MARKET REVIEW

At the start of fiscal year, a de-escalation in the US-China trade conflict, accommodative central bank policies, and easing fears of an imminent global recession were contributing to a generally bullish environment. Emerging markets (EMs) rose about 10% from the start of the fiscal year through mid-January.

The market environment radically changed in the early months of 2020, however, as the COVID-19 pandemic began to engulf the planet and oil prices collapsed amid a production dispute between Saudi Arabia and Russia. EM stocks plummeted over 30% between mid-January and the end of March, before regaining some ground in April. The size and speed of the equity market decline were unprecedented, with volatility reaching levels not seen since the 2008 global financial crisis.

The new coronavirus claimed its first victims in China in November, spreading from its origin in Wuhan to other parts of the country. By mid-February, Chinese authorities locked down the entire province of Hubei and its nearly 60 million people. Within a month, the World Health Organization declared the outbreak a global pandemic. Although the respiratory disease spread first in Asia, the epicenter shifted rapidly to Europe and the US; governments everywhere have struggled to contain the disease and its fallout. The ensuing travel restrictions, business closures, and home confinements drastically slowed economic activity.

FUND FACTS at April 30, 2020

TOTAL NET ASSETS	$6.2M

SALES CHARGE	NONE

NUMBER OF HOLDINGS	122

TURNOVER (5 YR. AVG.)	-

DIVIDEND POLICY	ANNUAL

INSTITUTIONAL INVESTORS

INSTITUTIONAL CLASS

TICKER	HLREX

CUSIP	412295776

INCEPTION DATE	12/19/2016

MINIMUM INVESTMENT[1]	$100,000

NET EXPENSE RATIO[2]	1.15%[3]

GROSS EXPENSE RATIO[2]	2.29%

1Lower minimums available through certain brokerage firms; 2As of the most recent Prospectus, dated February 28, 2020, and based on the fiscal year ended October 31, 2019. The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2021; 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.15%. The Net Expense Ratio is applicable to investors.

China’s draconian measures to contain the virus sent shock waves through the global economy as lockdowns in more than 200 cities clobbered production within the country and interrupted supply chains worldwide. Retail sales in China also plunged 21% in January and February compared with 2019, and year-over-year auto sales fell 79% in February. By the end of the March, China’s actions appeared to succeed in containing the virus as the number of daily new reported cases dropped below 50 nationwide and business activity picked up. But the recovery will likely be slow, thanks to China’s reliance on exports to now-ailing economies.

China’s grim data points were a harbinger of the speed and depth of declines in economic activity to come in other countries. At the end of the period, most developing countries were also experiencing the full brunt of the widespread contagion that would come with community spread. Their economies also suffered secondary effects of the outbreak, including a global US dollar shortage and plummeting commodity prices. Exacerbating the economic turmoil, Saudi Arabia retaliated against Russia for its unwillingness to curb oil production and flooded the market with excess supplies of oil. A price war between two of the world’s biggest oil producers amid a collapse in demand conspired to push down oil prices to an 18-year low of just under US$23 for Brent crude.

While global equity markets gyrated violently, and the health crisis morphed into a full-blown economic crisis, policymakers grappled with how to respond. Central banks across the EM universe implemented rate cuts among other forms of monetary stimulus,

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2020			for periods ended April 30, 2020

	1 YEAR	3 YEARS	SINCE INCEPTION*	1 YEAR	3 YEARS	SINCE INCEPTION*

EMERGING MARKETS RESEARCH PORTFOLIO – INSTL CLASS	-19.93	-1.97	1.70	-15.38	0.05	4.21

MSCI EMERGING + FRONTIER MARKETS INDEX	-17.68	-1.67	2.25	-11.99	0.51	4.88

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com.

with eleven countries lowering (or continuing to lower) rates in April, including China, India, South Africa, Mexico, and Russia. On the fiscal front, many governments responded with massive spending plans. In China, the government implemented an estimated 1.3 trillion renminbi (US$184 billion) program, equivalent to about 1.2% of GDP. Brazil’s government announced a package adding up to 6.5% of the country’s GDP.

Energy stocks suffered the most, falling nearly 30% in the six-month period amid the collapse in oil prices. Financials, especially banks in oil- and commodity-producing countries like Russia, Mexico, Brazil, and Colombia, were also weak. Expectations for loan growth have fallen with weaker economic activity, and credit losses will also rise due to virus-related business disruption and unemployment.

Communication Services was the best-performing sector, helped by strong performance in Chinese online game stocks Tencent and NetEase. Both likely saw a short-term boost to their revenues due to the lockdowns. Health Care was also strong. Information Technology (IT) stocks were relatively resilient amid the pandemic. Hardware and semiconductor companies continue to enjoy growth in demand from the rollout of 5G wireless networks and increased usage of cloud computing services. Consumer Discretionary stocks also fell less than the broad market, led by e-commerce companies such as China’s Alibaba and JD.com as well as online education companies. These internet businesses reported increased usage and gained market share from offline competitors.

By region, stocks in commodity-exporting countries like Brazil, Colombia, Mexico, and Russia were among the weakest performers, reeling from the one-two punch of coronavirus shutdowns and falling commodity prices. US dollar-based returns in oil-exporting countries were also dragged down by a sharp depreciation of their currencies.

Asia was the strongest region as investors were cheered by nascent signs of China’s recovery. Its market ended up positive (up 5%) in the six-month period, outperforming the overall EM Index by nearly 16 percentage points. The technology-heavy Taiwanese market also outperformed. On the other hand, India and Indonesia significantly lagged the index. Their economies face extended lockdowns that will severely impact their companies’ near-term earnings.

PERFORMANCE ATTRIBUTION

Stock selection in Consumer Staples and Financials were the largest causes of underperformance. Later in this report, we discuss the impact of our Financials investments on portfolio returns in the second half of this six-month period.

In Consumer Staples, two beverage holdings in particular weighed on relative returns. In the past year, Ambev, Brazil’s leading brewer, had already been battling a weak economy. Now, a likely economic recession will further reduce the disposable income of Brazilian beer drinkers, and push expectations of improved financial results back further. We believe Ambev’s long-term growth potential remains intact, however, as per capita spend on beer consumption in Brazil has room to grow. Moreover, its other markets in the Americas are also concentrated, supporting the company’s strong profitability. Ambev also possesses a strong balance sheet and a seasoned management team that has successfully navigated the company through challenging environments in the past. Mexico-listed Coca-Cola FEMSA, one of the world’s largest Coca-Cola bottlers with operations throughout Central and South America, was hurt at the end of the six-month period by the lock-downs in Mexico and elsewhere. In April, for instance, sales in Brazil fell 20%. The share price decline in USD was exacerbated by currency weakness; in the six-month period the peso fell 20%.

We had strong stock selection in Industrials, led by Brazilian industrial-motor manufacturer WEG and China’s largest express courier, ZTO Express. In 2019, WEG’s sales grew 27%, with sales in Brazil up about 35%, reflecting rising demand especially from the pulp and paper, mining, and energy industries. One notable growth area for the company has been equipment for distributing solar-generated energy. ZTO has been both an enabler and a beneficiary of China’s e-commerce boom, providing delivery services for millions of online merchants and customers on Alibaba, Pinduoduo, and JD.com. The pressing need for delivery services during the pandemic lockdown period further boosted the company’s business.

By geography, our regional allocations hurt returns; our underweight to the relatively resilient markets of China and Taiwan and overweight to lagging Mexico, whose economy is heavily dependent on oil production, proved costly. Stock selection was also negative overall. The worst impact on relative returns came from the negative allocation effect in China of holding two very strong stocks

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this period, e-commerce giant Alibaba and online game and social-media company Tencent, at significantly lower weights than our benchmark. Shares of China’s offshore oil company CNOOC were also weak. Bright spots in China, included ZTO Express and another delivery company, SF Express. We also had good returns relative to the index in South Korea, where LG Household & Health Care, posted strong growth in sales and profits in first quarter 2020. The company’s household products division was a notable standout amid the pandemic; it benefited from “pantry loading” and also launched a number of hygiene products that were in high demand.

PERSPECTIVE AND OUTLOOK

EM Financials and the Pandemic

The humanitarian and economic tragedies wrought by the coronavirus pandemic, combined with uncertainty around the timeline for recovery and the pandemic’s ultimate costs, have created an unprecedented set of risks for investors to consider. By investing only in high-quality businesses, we have sought to limit how much we need to worry about the impact of adverse events on their long-term sustainability. This focus has meant that our portfolios have usually been resilient during market panics. In the most recent decline, however, the relative returns of our Emerging Markets strategy were disappointing. Contrary to our expectations, our portfolio of high-quality companies underperformed during the crisis, and it is important to understand why.

The proximate cause was the performance of our Financials holdings, especially bank stocks. Nearly one-fifth of the portfolio is invested in high-quality banks operating in economies where the penetration of financial services remains low and the need for retirement savings is only beginning to be recognized.

GEOGRAPHIC EXPOSURE (%) at April 30, 2020

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

BRAZIL	4.4	4.7

CHINA	32.6	39.0

INDIA	9.4	8.2

MEXICO	5.7	1.8

RUSSIA	2.8	3.3

SOUTH AFRICA	1.2	3.7

SOUTH KOREA	8.1	11.5

TAIWAN	8.2	12.6

SMALL EMERGING MARKETS[2]	19.0	13.5

FRONTIER MARKETS	5.4	1.7

DEVELOPED MARKET LISTED[3]	1.9	–

CASH	1.3	–

1MSCI Emerging + Frontier Markets Index; 2Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 3Includes emerging markets or frontier markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2020

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	12.1	13.0

CONSUMER DISCRETIONARY	11.9	15.0

CONSUMER STAPLES	20.6	6.6

ENERGY	3.8	6.1

FINANCIALS	19.5	21.4

HEALTH CARE	5.0	3.7

INDUSTRIALS	5.0	5.0

INFORMATION TECHNOLOGY	14.3	16.7

MATERIALS	3.3	7.0

REAL ESTATE	1.6	3.0

UTILITIES	1.6	2.5

CASH	1.3	–

1MSCI Emerging + Frontier Markets Index.

Bank shares in China and Taiwan have been relative “safe havens.” These countries appear to have managed the outbreak well, at least the first wave of infection. Also, as net importers of most commodities, including oil, their economies have benefited from the sharp drop in prices. Our lack of bank holdings in Northeast Asia hurt us.

The acute sell-off in EM bank stocks elsewhere has been relatively indiscriminate. Many EMs outside of China are more exposed to the risk appetite of foreign investors. The de-risking of global investment portfolios has led to the large-scale selling of EM fixed-income and equity assets, which in turn has weakened EM currencies. The uncertainties over the timing and pace of economic recovery, and therefore the extent of future credit losses, has placed bank stocks under additional pressure. Our pursuit of banks with great long-term growth potential often draws us to those in countries with low penetration of financial services, but countries with underdeveloped financial systems are underdeveloped in other respects, too. These countries, including many in Latin America and Southeast Asia, lack robust health care infrastructure and public services and will struggle to contain the virus.

We recognize that massive economic shutdowns could lead to significant losses and capital erosion at our banks. However, we would point to their fundamental strengths, including their solid balance sheets. If our banks had to increase their loss provisions significantly, akin to what they experienced during the global financial crisis a decade ago, their balance sheets could withstand it. For example, Mexico’s GF Banorte has returns on equity of 20% and a tier 1 capital ratio of 13%. In a recent stress test that assumed more than a doubling of credit-loss-related charges, management found that its capital ratio would fall to 11%, still well above the minimum regulatory requirement of 8%.

Our banks have track records of surviving past economic dislocations and thriving thereafter. The resilience of Brazil’s Itaú Unibanco and Banco Bradesco was tested during the country’s severe recession from 2014 to 2017. Due to their strong capital positions

36

and high returns on assets (ROAs), they had enough cushion to absorb losses through the downturn. Both remained profitable throughout, and their ROAs improved during the recovery as competition waned from state banks saddled with bad loans.

By March, our EM bank stocks were trading at severely depressed valuations. In fact, during the quarter, the valuations of most of our holdings sank below the lows of 2008. At these levels, the market is discounting a severe and prolonged economic downturn. While we place some non-zero probability on this scenario, we believe there is a greater chance that economies can embark upon a recovery in the second half of 2020, in at least a fair sample of the countries to which we are exposed. We have positive impressions of the speed and extent of government actions across most EMs to provide liquidity to the banking system and regulatory flexibility to allow banks to negotiate the impending period of stress. Moreover, our banks have been successful in managing through bleak economic conditions over the last 20 years. Their skill at crisis management, supported by their robust financial strength and compelling valuations, has led us to stick with our bank investments.

PORTFOLIO HIGHLIGHTS

The Emerging Markets Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations with respect to Harding Loevner’s collection of researched companies. In addition to responding to changes in analysts’ ratings, we also adjust individual position weights periodically to maintain our desired risk profile of moderately below-market volatility and moderate tracking error.

New analyst recommendations (both upgrades and downgrades) resulted in an increase in the Portfolio’s allocation to the Consumer Staples, Communication Services, and IT sectors, and a reduction in our exposure to Financials, Energy, and Consumer Discretionary compared with the end of the last fiscal year.

In Consumer Staples, our purchases included Amorepacific, the South Korean cosmetics giant. The company’s sales growth has been boosted by moving from specialty stores to multi-brand stores, and, more recently, margins have expanded as a result of its aggressive cost-cutting measure to combat the impacts of the coronavirus. We also purchased bottler Coca-Cola HBC, a multinational Coca-Cola bottler that generates a majority of revenues from emerging Europe and Nigeria.

In Communication Services, we purchased two Chinese businesses, leading online search engine Baidu and mobile telecommunications giant China Mobile. Shares of Baidu were weak in 2019 reflecting investor concern about a downturn in the Chinese online advertising market and rising competition from other internet companies, such as portfolio holding Tencent. However, Baidu enjoys substantial cash flow from its core search business and has been diversifying its business beyond online search to help strengthen its growth prospects, including offering news feeds and video streaming.

In Financials, India’s Kotak Mahindra Bank has been relatively resilient amid the pandemic, and we sold this holding after our analyst

TEN LARGEST HOLDINGS at April 30, 2020

COMPANY	SECTOR	COUNTRY	%

LARGAN PRECISION	INFO TECHNOLOGY	TAIWAN	2.1

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	2.1

HON HAI PRECISION	INFO TECHNOLOGY	TAIWAN	2.0

ALIBABA	CONS DISCRETIONARY	CHINA	2.0

NAVER	COMM SERVICES	SOUTH KOREA	2.0

TENCENT	COMM SERVICES	CHINA	2.0

TSMC	INFO TECHNOLOGY	TAIWAN	2.0

LG HOUSEHOLD & HEALTH CARE	CONS STAPLES	SOUTH KOREA	1.9

PING AN INSURANCE	FINANCIALS	CHINA	1.9

HDFC BANK	FINANCIALS	INDIA	1.7

determined the stock looked richly valued, particularly in light of the potential for a slowing loan growth and a rise in non-performing loans as result of the economic downturn. We also sold Bancolombia after it reported very weak fourth-quarter results. Our purchases in Financials included Indonesia’s Bank Central Asia (BCA). BCA’s prudent credit-risk management has enabled it to operate profitably through economic cycles. Its large capital buffer should allow it to weather the economic shock from the pandemic.

From a geographical perspective, our weight in China increased compared to the end of the last fiscal year due to a number of purchases (some of which are mentioned earlier) as well as the market’s outperformance. We also sold ZTO Express following its strong business and stock performance while China was under lockdown, and we sold oil giant CNOOC after the analyst downgraded the stock on concerns that the shares were overvalued in light of the severe decline in the oil price.

We reduced our exposure to Russia with the sale of the large independent gas producer Novatek on valuation concerns. The company has achieved strong revenue and profit growth from tapping into vast gas reserves in and around one of the most difficult environments on Earth—Siberia’s Yamal-Nenets Autonomous Area north of the Arctic Circle.

Lastly, we bought a holding in Panama, the airline Copa Holdings, which operates flights across Latin America. The travel industry has been crushed by the COVID-19 crisis, and Copa’s shares fell accordingly. In response, our analyst recommended purchasing the stock, believing the company is strong enough to survive an extended severe downturn and may face less competition if financially weaker rivals do not survive. Copa, which has over $1 billion of cash on hand and can borrow further against its fleet of owned aircraft, could survive a complete shutdown of its flights for over one year.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

37

DISCLOSURES

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios during the first half of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographic allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: Northern Trust, Harding Loevner Funds Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2020.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

INDEX DEFINITIONS

The Germany’s Business Climate Index is a key monthly survey that measures the business climate in Germany.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 49 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 48 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 48 developed and emerging markets countries and targets companies within a market capitalization range of USD 12–7,777 million (as of March 31, 2020) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 26 emerging market countries. Net dividends reinvested.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 26 emerging markets countries and 28 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 6 emerging markets. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these Indexes.

TERM DEFINITIONS

Beta measures the portfolio’s sensitivity to the market.

Book value is the amount a company is worth if all its assets were sold and all its liabilities repaid. Discounted cash flow is a method of estimating the value of an investment based on its future cash flows.

Dividend yield is the annual dividends per share divided by current price per share, expressed as a percent.

Economies of scale is the cost advantage that arises with increased output of a product.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

The Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Tier 1 Capital Ratio: a bank’s equity capital and disclosed reserves divided by its total risk-weighted assets.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

38

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.

April 30, 2020

Semi-Annual Report

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

This page intentionally left blank.

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2020 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2020.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2019 to April 30, 2020)
Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$ 995.30	0.94%	$4.66
Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	0.94	4.72
Global Equity Portfolio — Institutional Class Z
Actual	1,000.00	995.70	0.87	4.32
Hypothetical (5% annual return before expenses)	1,000.00	1,020.54	0.87	4.37
Global Equity Portfolio — Advisor Class
Actual	1,000.00	994.50	1.21	6.00
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	1.21	6.07
International Equity Portfolio — Institutional Class
Actual	1,000.00	906.50	0.81	3.84
Hypothetical (5% annual return before expenses)	1,000.00	1,020.84	0.81	4.07
International Equity Portfolio — Institutional Class Z
Actual	1,000.00	906.60	0.73	3.46
Hypothetical (5% annual return before expenses)	1,000.00	1,021.23	0.73	3.67
International Equity Portfolio — Investor Class
Actual	1,000.00	905.00	1.14	5.40
Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	1.14	5.72
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	894.30	1.15	5.42
Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	1.15	5.77

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Harding, Loevner Funds, Inc.

Expense Example (continued)

April 30, 2020 (unaudited)

Portfolio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2019 to April 30, 2020)
International Small Companies Portfolio — Investor Class
Actual	$1,000.00	$ 893.50	1.40%	$6.59
Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	1.40	7.02
Institutional Emerging Markets Portfolio — Institutional Class
Actual	1,000.00	847.20	1.27	5.83
Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	1.27	6.37
Institutional Emerging Markets Portfolio — Institutional Class Z
Actual	1,000.00	847.60	1.11	5.10
Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	1.11	5.57
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	844.50	1.37	6.28
Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	1.37	6.87
Frontier Emerging Markets Portfolio — Institutional Class I
Actual	1,000.00	780.80	1.67	7.39
Hypothetical (5% annual return before expenses)	1,000.00	1,016.56	1.67	8.37
Frontier Emerging Markets Portfolio — Institutional Class II
Actual	1,000.00	780.80	1.35	5.98
Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	1.35	6.77
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	778.50	2.00	8.84
Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	2.00	10.02
Global Equity Research Portfolio — Institutional Class
Actual	1,000.00	920.40	0.80	3.82
Hypothetical (5% annual return before expenses)	1,000.00	1,020.89	0.80	4.02
International Equity Research Portfolio — Institutional Class
Actual	1,000.00	869.00	0.75	3.49
Hypothetical (5% annual return before expenses)	1,000.00	1,021.13	0.75	3.77
Emerging Markets Research Portfolio — Institutional Class
Actual	1,000.00	855.10	1.15	5.30
Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	1.15	5.77

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 94.8%

China - 6.1%

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	86,217	$17,473,599

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	96,421	9,731,772

NetEase Inc. - ADR (Media & Entertainment)	32,146	11,089,084

Tencent Holdings Ltd. (Media & Entertainment)†	129,000	6,843,851

Trip.com Group Ltd. - ADR (Retailing)*	369,816	9,526,460

		54,664,766

Denmark - 0.7%

Chr Hansen Holding A/S (Materials)†	75,345	6,500,140

Finland - 1.0%

Kone OYJ, Class B (Capital Goods)†	145,679	8,838,206

France - 2.2%

Air Liquide SA (Materials)†	72,321	9,210,103

EssilorLuxottica SA (Consumer Durables & Apparel)†	2,170	268,198

L’Oreal SA (Household & Personal Products)†	34,271	9,973,727

		19,452,028

Germany - 2.3%

Symrise AG (Materials)†	202,894	20,596,430

Hong Kong - 2.5%

AIA Group Ltd. (Insurance)†	2,458,605	22,379,335

India - 2.1%

HDFC Bank Ltd. - ADR (Banks)	156,118	6,767,715

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,237,416	12,077,180

		18,844,895

Indonesia - 1.3%

Bank Central Asia Tbk PT (Banks)†	6,581,654	11,427,953

Japan - 6.9%

FANUC Corp. (Capital Goods)†	33,045	5,448,927

Keyence Corp. (Technology Hardware & Equipment)†	47,004	16,886,855

Kubota Corp. (Capital Goods)†	594,135	7,408,838

Makita Corp. (Capital Goods)†	240,863	7,836,766

Nidec Corp. (Capital Goods)†	131,100	7,614,706

Shiseido Co., Ltd. (Household & Personal Products)†	102,800	6,064,145

Sysmex Corp. (Health Care Equipment & Services)†	158,165	10,905,325

		62,165,562

Russia - 1.4%

Yandex NV, Class A (Media & Entertainment)*	329,690	12,455,688

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Spain - 0.5%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	1,248,345	$4,092,751

Switzerland - 6.4%

Alcon Inc. (Health Care Equipment & Services)*	209,950	11,087,459

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	58,633	25,625,999

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	119,063	12,513,521

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	45,761	8,271,357

		57,498,336

United Kingdom - 2.9%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	773,654	12,384,480

Network International Holdings plc (Software & Services)*^†	1,305,486	6,832,098

Standard Chartered plc (Banks)†	1,233,490	6,338,914

		25,555,492

United States - 58.5%

3M Co. (Capital Goods)	35,478	5,389,818

Abbott Laboratories (Health Care Equipment & Services)	140,008	12,893,337

Align Technology Inc. (Health Care Equipment & Services)*	40,910	8,789,513

Alphabet Inc., Class A (Media & Entertainment)*	20,609	27,754,140

Amazon.com Inc. (Retailing)*	4,116	10,182,984

Apple Inc. (Technology Hardware & Equipment)	72,888	21,414,494

Cognizant Technology Solutions Corp., Class A (Software & Services)	116,178	6,740,648

Colgate-Palmolive Co. (Household & Personal Products)	121,067	8,507,378

Deere & Co. (Capital Goods)	69,948	10,146,657

eBay Inc. (Retailing)	214,632	8,548,793

EPAM Systems Inc. (Software & Services)*	42,104	9,300,353

Estee Lauder Cos., Inc., Class A (Household & Personal Products)	51,732	9,125,525

Exxon Mobil Corp. (Energy)	353,939	16,447,545

Facebook Inc., Class A (Media & Entertainment)*	114,190	23,375,835

First Republic Bank (Banks)	225,384	23,505,297

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	73,980	23,601,839

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 94.8% (continued)

United States - 58.5% (continued)

Linde plc (Materials)†	75,369	$14,009,684

Mastercard Inc., Class A (Software & Services)	74,484	20,480,865

Microsoft Corp. (Software & Services)	82,885	14,853,821

NIKE Inc., Class B (Consumer Durables & Apparel)	180,050	15,696,759

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	68,520	20,027,026

PayPal Holdings Inc. (Software & Services)*	353,160	43,438,680

Proto Labs Inc. (Capital Goods)*	97,221	9,876,681

Roper Technologies Inc. (Capital Goods)	72,328	24,666,018

salesforce.com Inc. (Software & Services)*	59,167	9,582,096

SVB Financial Group (Banks)*	43,258	8,356,148

Synopsys Inc. (Software & Services)*	67,092	10,541,495

Trade Desk Inc., Class A (Software & Services)*	38,726	11,330,453

UnitedHealth Group Inc. (Health Care Equipment & Services)	29,822	8,722,040

Verisk Analytics Inc. (Commercial & Professional Services)	132,587	20,263,271

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	128,835	32,363,352

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	132,838	5,750,557

Walt Disney Co. (Media & Entertainment)	78,796	8,521,787

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	52,699	9,854,713

Workday Inc., Class A (Software & Services)*	55,155	8,488,355

		522,547,957

Total Common Stocks (Cost $578,425,782)		$847,019,539

PREFERRED STOCKS - 0.9%

Brazil - 0.9%

Itau Unibanco Holding SA - Sponsored ADR, 0.88% (Banks)+	1,977,728	8,326,235

Total Preferred Stocks (Cost $8,706,531)		$8,326,235

	Shares	Value
SHORT TERM INVESTMENTS - 5.0%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 0.06% (Money Market Funds)	209,803	$209,782

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	44,434,191	44,434,191

Total Short Term Investments (Cost $44,643,994)		$44,643,973

Total Investments - 100.7%

(Cost $631,776,307)		$899,989,747

Liabilities Less Other Assets - (0.7)%		(6,484,583)

Net Assets - 100.0%		$893,505,164

Summary of Abbreviations

ADR	American Depositary Receipt.
Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.8% of net assets as of April 30, 2020, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

Industry	Percentage of Net Assets

Banks	9.0%

Capital Goods	9.7

Commercial & Professional Services	2.3

Consumer Durables & Apparel	1.8

Energy	1.8

Food & Staples Retailing	0.6

Food Beverage & Tobacco	1.4

Health Care Equipment & Services	6.7

Household & Personal Products	3.8

Insurance	2.5

Materials	5.7

Media & Entertainment	11.2

Pharmaceuticals, Biotechnology & Life Sciences	11.6

Retailing	5.1

Semiconductors & Semiconductor Equipment	2.2

Software & Services	16.0

Technology Hardware & Equipment	4.3

Money Market Funds	5.0

Total Investments	100.7

Liabilities Less Other Assets	(0.7)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 94.3%

Brazil - 1.2%

Ambev SA - ADR (Food Beverage & Tobacco)*	77,287,477	$166,168,076

Canada - 2.2%

Alimentation Couche-Tard Inc., Class B (Food & Staples Retailing)	5,774,000	161,113,661

Canadian National Railway Co. (Transportation)	1,855,306	153,749,208

		314,862,869

China - 7.8%

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	680,154	137,846,811

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	1,582,502	159,721,927

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	5,337,869	213,354,624

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	25,984,500	263,476,391

Tencent Holdings Ltd. (Media & Entertainment)†	6,567,420	348,422,016

		1,122,821,769

Denmark - 1.0%

Novozymes A/S, Class B (Materials)†	2,880,155	141,284,980

France - 8.1%

Air Liquide SA (Materials)†	1,172,531	149,322,211

Dassault Systemes SE (Software & Services)†	1,543,455	226,123,468

L’Oreal SA (Household & Personal Products)†	1,657,480	482,368,571

Schneider Electric SE (Capital Goods)†	3,396,701	311,183,603

		1,168,997,853

Germany - 11.6%

adidas AG (Consumer Durables & Apparel)†	920,441	210,687,404

Allianz SE, Reg S (Insurance)†	2,042,142	378,314,373

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	21,214,783	394,192,117

SAP SE - Sponsored ADR (Software & Services)	3,741,522	443,520,018

Symrise AG (Materials)†	2,299,041	233,383,139

		1,660,097,051

Hong Kong - 3.3%

AIA Group Ltd. (Insurance)†	52,544,074	478,279,926

India - 2.4%

HDFC Bank Ltd. - ADR (Banks)	3,680,389	159,544,863

ICICI Bank Ltd. - Sponsored ADR (Banks)	18,574,355	181,285,705

		340,830,568

	Shares	Value
COMMON STOCKS - 94.3% (continued)

Israel - 1.6%

Check Point Software Technologies Ltd. (Software & Services)*	2,172,652	$229,736,222

Japan - 14.2%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,753,100	326,586,238

FANUC Corp. (Capital Goods)†	833,200	137,389,803

Keyence Corp. (Technology Hardware & Equipment)†	868,254	311,932,588

Komatsu Ltd. (Capital Goods)†	10,137,900	193,274,030

Kubota Corp. (Capital Goods)†	15,979,900	199,268,678

Nitori Holdings Co., Ltd. (Retailing)†	1,037,200	158,875,694

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,843,700	156,043,100

Sysmex Corp. (Health Care Equipment & Services)†	2,926,207	201,759,157

Unicharm Corp. (Household & Personal Products)†	9,700,300	355,368,468

		2,040,497,756

Mexico - 0.8%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,694,086	108,980,552

Netherlands - 1.8%

Adyen NV (Software & Services)*^†	265,142	260,821,461

Russia - 2.6%

LUKOIL PJSC - Sponsored ADR (Energy)	2,946,784	190,273,843

Yandex NV, Class A (Media & Entertainment)*	4,766,371	180,073,496

		370,347,339

Singapore - 2.2%

DBS Group Holdings Ltd. (Banks)†	22,183,983	310,953,142

South Korea - 1.5%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	212,938	222,415,038

Spain - 2.1%

Amadeus IT Group SA (Software & Services)†	1,844,090	88,858,519

Banco Bilbao Vizcaya Argentaria SA (Banks)†	63,811,264	209,207,872

		298,066,391

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 94.3% (continued)

Sweden - 5.2%

Alfa Laval AB (Capital Goods)*†	9,259,358	$173,732,991

Atlas Copco AB, Class A (Capital Goods)†	12,253,538	425,134,110

Epiroc AB, Class A (Capital Goods)†	14,224,929	142,752,879

		741,619,980

Switzerland - 11.4%

Alcon Inc. (Health Care Equipment & Services)*	961,986	50,802,481

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	822,901	359,655,147

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	3,343,403	351,391,655

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,597,033	555,493,670

SGS SA, Reg S (Commercial & Professional Services)†	61,134	138,537,293

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	978,827	176,924,176

		1,632,804,422

Taiwan - 4.4%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	9,454,125	95,008,924

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	9,999,770	531,287,780

		626,296,704

United Kingdom - 7.4%

Diageo plc (Food Beverage & Tobacco)†	7,253,622	251,442,541

Rio Tinto plc (Materials)†	5,660,733	263,091,810

Royal Dutch Shell plc, Class B (Energy)†	13,060,640	211,999,528

Standard Chartered plc (Banks)†	21,988,228	112,997,652

Unilever plc (Household & Personal Products)†	4,413,307	228,176,780

		1,067,708,311

United States - 1.5%

Linde plc (Materials)†	1,164,976	216,547,192

Total Common Stocks (Cost $11,730,287,993)		$13,520,137,602

	Shares	Value
PREFERRED STOCKS - 3.5%

Brazil - 1.3%

Itau Unibanco Holding SA - Sponsored ADR, 0.88% (Banks)+	44,875,298	$188,925,004

Germany - 0.5%

FUCHS PETROLUB SE, 2.81% (Materials)+†	1,937,047	75,374,678

South Korea - 1.7%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.43% (Technology Hardware & Equipment)+†	265,829	235,604,025

Total Preferred Stocks (Cost $446,377,352)		$499,903,707

SHORT TERM INVESTMENTS - 2.1%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 0.06% (Money Market Funds)	16,507,141	16,505,490

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	287,054,249	287,054,249

Total Short Term Investments (Cost $303,554,787)		$303,559,739

Total Investments - 99.9%

(Cost $12,480,220,132)		$14,323,601,048

Other Assets Less Liabilities - 0.1%		15,450,143

Net Assets - 100.0%		$14,339,051,191

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.8% of net assets as of April 30, 2020, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

Industry	Percentage of Net Assets

Banks	8.2%

Capital Goods	11.0

Commercial & Professional Services	1.0

Consumer Durables & Apparel	1.5

Energy	2.8

Food & Staples Retailing	1.1

Food Beverage & Tobacco	6.1

Health Care Equipment & Services	3.0

Household & Personal Products	7.4

Insurance	7.7

Materials	7.4

Media & Entertainment	4.8

Pharmaceuticals, Biotechnology & Life Sciences	9.8

Retailing	2.1

Semiconductors & Semiconductor Equipment	7.2

Software & Services	8.7

Technology Hardware & Equipment	5.4

Telecommunication Services	1.5

Transportation	1.1

Money Market Funds	2.1

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.9%

Argentina - 1.4%

Globant SA (Software & Services)*	35,585	$4,116,117

Bangladesh - 0.3%

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	478,190	966,829

Canada - 2.5%

Kinaxis Inc. (Software & Services)*	75,100	7,549,116

China - 1.6%

51job Inc. - ADR (Commercial & Professional Services)*	27,643	1,656,921

Haitian International Holdings Ltd. (Capital Goods)†	1,829,000	3,287,450

		4,944,371

Denmark - 0.7%

SimCorp A/S (Software & Services)†	23,717	2,197,408

Egypt - 1.5%

Edita Food Industries SAE (Food Beverage & Tobacco)†	3,980,737	2,540,348

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	673,000	2,167,082

		4,707,430

Finland - 1.9%

Vaisala OYJ, Class A (Technology Hardware & Equipment)*†	184,488	5,861,317

France - 4.9%

Alten SA (Software & Services)†	75,057	5,409,860

Chargeurs SA (Consumer Durables & Apparel)†	104,007	1,967,429

LISI (Capital Goods)†	108,657	1,763,424

Rubis SCA (Utilities)†	131,714	5,918,520

		15,059,233

Germany - 11.7%

Bechtle AG (Software & Services)†	63,454	9,196,364

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)*†	54,073	5,336,667

FUCHS PETROLUB SE (Materials)†	222,005	7,450,791

KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	76,168	4,396,331

Pfeiffer Vacuum Technology AG (Capital Goods)†	18,921	3,125,891

STRATEC SE (Health Care Equipment & Services)†	67,089	6,362,947

		35,868,991

	Shares	Value
COMMON STOCKS - 97.9% (continued)

Hong Kong - 1.1%

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	211,800	$2,143,604

Pico Far East Holdings Ltd. (Media & Entertainment)†	8,055,041	1,149,143

		3,292,747

India - 2.4%

Max Financial Services Ltd. (Insurance)*†	969,665	5,946,397

SH Kelkar & Co., Ltd. (Materials)^†	1,589,676	1,373,977

		7,320,374

Indonesia - 2.7%

Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	68,115,100	4,101,200

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	51,304,500	4,092,680

		8,193,880

Israel - 1.8%

CyberArk Software Ltd. (Software & Services)*	56,478	5,577,767

Italy - 3.5%

Danieli & C Officine Meccaniche SpA (RSP) (Capital Goods)†	74,353	551,739

DiaSorin SpA (Health Care Equipment & Services)†	18,443	3,142,878

Reply SpA (Software & Services)†	101,705	7,122,845

		10,817,462

Japan - 16.6%

ABC-Mart Inc. (Retailing)†	25,100	1,282,452

Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	125,000	7,237,650

BML Inc. (Health Care Equipment & Services)†	100,600	2,584,926

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	20,000	5,340,248

FINDEX Inc. (Health Care Equipment & Services)†	114,300	905,016

Infomart Corp. (Software & Services)†	665,700	4,634,876

MISUMI Group Inc. (Capital Goods)†	61,100	1,463,048

MonotaRO Co., Ltd. (Capital Goods)†	39,800	1,279,874

Nakanishi Inc. (Health Care Equipment & Services)†	393,700	5,381,659

Nihon M&A Center Inc. (Commercial & Professional Services)†	129,800	4,268,131

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.9% (continued)

Japan - 16.6% (continued)

Pigeon Corp. (Household & Personal Products)†	30,200	$1,073,207

Rinnai Corp. (Consumer Durables & Apparel)†	13,300	1,007,192

Rohto Pharmaceutical Co., Ltd. (Household & Personal Products)†	87,900	2,559,404

SMS Co., Ltd. (Commercial & Professional Services)†	259,300	5,663,679

Stanley Electric Co., Ltd. (Automobiles & Components)†	261,000	5,962,660

		50,644,022

Kuwait - 1.0%

Mabanee Co. SAK (Real Estate)†	1,496,687	3,072,620

Malaysia - 1.9%

Dialog Group Bhd. (Energy)†	4,709,540	3,623,719

TIME dotCom Bhd. (Telecommunication Services)†	916,500	2,072,116

		5,695,835

Mexico - 1.2%

Grupo Herdez SAB de CV (Food Beverage & Tobacco)	1,601,838	1,984,602

Megacable Holdings SAB de CV (Media & Entertainment)	728,400	1,815,484

		3,800,086

Netherlands - 0.5%

ASM International NV (Semiconductors & Semiconductor Equipment)†	14,979	1,651,729

Norway - 2.1%

Tomra Systems ASA (Commercial & Professional Services)†	191,567	6,379,301

Peru - 1.3%

Alicorp SAA (Food Beverage & Tobacco)	1,021,934	2,076,868

Ferreycorp SAA (Capital Goods)	5,837,596	1,988,812

		4,065,680

Philippines - 0.2%

Security Bank Corp. (Banks)†	303,040	614,610

Romania - 0.4%

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	204,476	1,290,404

Saudi Arabia - 1.1%

Jarir Marketing Co. (Retailing)†	88,222	3,459,949

South Africa - 0.9%

Clicks Group Ltd. (Food & Staples Retailing)†	76,263	949,983

	Shares	Value
COMMON STOCKS - 97.9% (continued)

South Africa - 0.9% (continued)

Discovery Ltd. (Insurance)†	311,277	$1,631,464

		2,581,447

South Korea - 0.3%

Cheil Worldwide Inc. (Media & Entertainment)†	58,334	838,893

Sweden - 4.2%

Alfa Laval AB (Capital Goods)*†	135,381	2,540,149

Intrum AB (Commercial & Professional Services)†	182,517	2,800,551

Paradox Interactive AB (Media & Entertainment)†	334,509	6,452,488

Thule Group AB (Consumer Durables & Apparel)^†	57,331	1,076,221

		12,869,409

Switzerland - 3.5%

Bossard Holding AG, Class A, Reg S (Capital Goods)†	25,153	3,135,020

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	3,723	4,823,228

VAT Group AG (Capital Goods)*^†	16,794	2,773,414

		10,731,662

Taiwan - 3.0%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	180,517	1,695,511

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,621,700	3,034,634

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	129,909	1,280,008

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	80,000	3,180,164

		9,190,317

Turkey - 1.0%

Ulker Biskuvi Sanayi AS (Food Beverage & Tobacco)*†	893,171	3,031,197

Ukraine - 0.9%

Kernel Holding SA (Food Beverage & Tobacco)†	270,892	2,619,981

United Arab Emirates - 0.7%

Agthia Group PJSC (Food Beverage & Tobacco)†	2,522,070	2,041,930

United Kingdom - 15.9%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	488,165	7,814,436

Bank of Georgia Group plc (Banks)†	149,210	1,871,365

Clarkson plc (Transportation)†	130,056	4,086,074

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.9% (continued)

United Kingdom - 15.9% (continued)

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	184,282	$6,434,087

Diploma plc (Capital Goods)†	237,670	5,169,920

EMIS Group plc (Health Care Equipment & Services)†	272,470	3,590,877

Keywords Studios plc (Software & Services)†	255,430	5,128,442

Network International Holdings plc (Software & Services)*^†	676,164	3,538,620

Rathbone Brothers plc (Diversified Financials)†	134,185	2,557,403

Rightmove plc (Media & Entertainment)†	441,470	2,769,336

Senior plc (Capital Goods)†	2,479,570	2,032,721

Signature Aviation plc (Transportation)†	948,229	2,340,106

YouGov plc (Media & Entertainment)†	147,139	1,258,909

		48,592,296

United States - 1.2%

Core Laboratories NV (Energy)	150,128	2,944,010

Sensata Technologies Holding plc (Capital Goods)*	21,265	773,621

		3,717,631

Vietnam - 2.0%

Hoa Phat Group JSC (Materials)*†	6,626,653	6,082,563

Total Common Stocks (Cost $291,098,065)		$299,444,604

SHORT TERM INVESTMENTS - 2.6%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	8,042,272	8,042,272

Total Short Term Investments (Cost $8,042,272)		$8,042,272

Total Investments - 100.5%

(Cost $299,140,337)		$307,486,876

Liabilities Less Other Assets - (0.5)%		(1,560,697)

Net Assets - 100.0%		$305,926,179

Summary of Abbreviations

ADR	American Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.6% of net assets as of April 30, 2020, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	2.0%

Banks	0.8

Capital Goods	9.7

Commercial & Professional Services	6.8

Consumer Durables & Apparel	1.7

Diversified Financials	0.8

Energy	2.6

Food & Staples Retailing	2.0

Food Beverage & Tobacco	8.5

Health Care Equipment & Services	9.7

Household & Personal Products	1.2

Insurance	2.5

Materials	4.9

Media & Entertainment	4.7

Pharmaceuticals, Biotechnology & Life Sciences	4.9

Real Estate	1.0

Retailing	1.5

Semiconductors & Semiconductor Equipment	3.2

Software & Services	17.9

Technology Hardware & Equipment	4.1

Telecommunication Services	3.4

Transportation	2.1

Utilities	1.9

Money Market Fund	2.6

Total Investments	100.5

Liabilities Less Other Assets	(0.5)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 92.6%

Brazil - 3.9%

Ambev SA - ADR (Food Beverage & Tobacco)*	22,959,988	$49,363,974

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	3,799,900	26,847,158

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	1,367,815	16,701,021

Localiza Rent a Car SA (Transportation)	5,916,270	37,197,681

Lojas Renner SA (Retailing)	2,898,600	20,463,277

WEG SA (Capital Goods)	4,639,246	34,074,089

		184,647,200

Chile - 0.3%

Banco Santander Chile - ADR (Banks)	864,142	14,534,868

China - 26.6%

51job Inc. - ADR (Commercial & Professional Services)*	903,899	54,179,706

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	4,060,500	19,477,831

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	1,155,352	234,155,190

Autohome Inc. - ADR (Media & Entertainment)	265,931	21,846,232

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	433,334	43,736,401

CNOOC Ltd. - Sponsored ADR (Energy)	262,208	29,464,313

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,608,000	47,979,747

ENN Energy Holdings Ltd. (Utilities)†	6,373,200	70,839,356

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	11,062,691	30,829,230

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	12,098,270	54,585,738

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	1,356,200	18,620,043

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	9,946,913	74,551,696

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	8,775,500	88,981,395

SF Holding Co., Ltd., Class A (Transportation)†	4,826,600	31,816,832

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	4,071,000	46,307,427

	Shares	Value
COMMON STOCKS - 92.6% (continued)

China - 26.6% (continued)

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	16,930,757	$24,931,387

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	3,500,200	48,499,112

Tencent Holdings Ltd. (Media & Entertainment)†	4,848,500	257,227,975

Trip.com Group Ltd. - ADR (Retailing)*	1,168,899	30,110,838

ZTO Express Cayman Inc. - ADR (Transportation)	1,021,174	30,390,138

		1,258,530,587

Czech Republic - 0.6%

Komercni banka AS (Banks)*†	1,356,646	28,783,254

Egypt - 0.8%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	9,670,041	37,119,478

Hong Kong - 7.0%

AIA Group Ltd. (Insurance)†	14,981,615	136,369,436

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,417,469	34,587,821

Sands China Ltd. (Consumer Services)†	24,596,938	98,901,976

Techtronic Industries Co., Ltd. (Capital Goods)†	8,509,801	63,215,004

		333,074,237

India - 7.6%

HDFC Bank Ltd. - ADR (Banks)	1,100,075	47,688,251

Housing Development Finance Corp., Ltd. (Banks)†	4,681,711	117,988,131

Kotak Mahindra Bank Ltd. (Banks)†	3,825,946	68,736,485

Maruti Suzuki India Ltd. (Automobiles & Components)†	686,633	48,695,659

Tata Consultancy Services Ltd. (Software & Services)†	2,939,466	78,252,073

		361,360,599

Indonesia - 2.5%

Astra International Tbk PT (Automobiles & Components)†	85,608,800	22,133,885

Bank Central Asia Tbk PT (Banks)†	27,405,333	47,584,826

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	275,207,900	50,273,676

		119,992,387

Italy - 0.7%

Tenaris SA - ADR (Energy)	2,513,977	34,391,206

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 92.6% (continued)

Kenya - 1.4%

East African Breweries Ltd. (Food Beverage & Tobacco)†	6,622,365	$10,659,412

Safaricom plc (Telecommunication Services)†	207,359,927	55,059,382

		65,718,794

Mexico - 4.0%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	960,276	61,774,555

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	362,597	36,154,547

Grupo Financiero Banorte SAB de CV, Series O (Banks)	13,404,600	36,658,113

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	23,699,600	57,004,515

		191,591,730

Panama - 0.8%

Copa Holdings SA, Class A (Transportation)	818,801	36,199,192

Peru - 1.2%

Credicorp Ltd. (Banks)	367,915	54,826,693

Russia - 8.3%

LUKOIL PJSC - Sponsored ADR (Energy)	1,728,284	111,595,298

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	704,451	99,037,651

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	9,876,669	105,391,973

Yandex NV, Class A (Media & Entertainment)*	2,031,711	76,758,041

		392,782,963

South Africa - 1.3%

Discovery Ltd. (Insurance)†	5,626,164	29,487,837

Standard Bank Group Ltd. (Banks)†	5,690,653	31,389,960

		60,877,797

South Korea - 9.0%

Amorepacific Corp. (Household & Personal Products)†	292,657	42,288,286

Coway Co., Ltd. (Consumer Durables & Apparel)†	719,077	36,001,640

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	155,688	2,693,517

LG Household & Health Care Ltd. (Household & Personal Products)†	122,727	138,813,549

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	199,847	208,741,409

		428,538,401

	Shares	Value
COMMON STOCKS - 92.6% (continued)

Taiwan - 9.5%

Airtac International Group (Capital Goods)†	1,596,000	$30,629,408

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	5,203,031	51,266,053

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,891,031	25,185,345

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	586,000	80,052,573

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	25,986,277	261,148,251

		448,281,630

Thailand - 0.9%

Siam Commercial Bank pcl, Reg S (Banks)†	19,800,370	41,920,115

United Arab Emirates - 1.0%

DP World plc (Transportation)†	2,941,593	46,996,891

United Kingdom - 2.4%

Bank of Georgia Group plc (Banks)†	752,766	9,441,058

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	4,060,896	103,161,977

		112,603,035

United States - 2.8%

EPAM Systems Inc. (Software & Services)*	605,258	133,695,440

Total Common Stocks (Cost $4,062,640,348)		$4,386,466,497

PREFERRED STOCKS - 4.3%

Brazil - 2.5%

Banco Bradesco SA - ADR, 13.89% (Banks)+	16,916,508	59,546,108

Itau Unibanco Holding SA - Sponsored ADR, 0.88% (Banks)+	13,722,560	57,771,978

		117,318,086

Colombia - 0.7%

Bancolombia SA - Sponsored ADR, 4.02% (Banks)+	1,335,504	34,856,654

South Korea - 1.1%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.43% (Technology Hardware & Equipment)+†	56,909	50,438,400

Total Preferred Stocks (Cost $238,276,074)		$202,613,140

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
SHORT TERM INVESTMENTS - 3.0%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 0.06% (Money Market Funds)	48,509,111	$48,504,260

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	93,401,668	93,401,668

Total Short Term Investments (Cost $141,898,434)		$141,905,928

Total Investments - 99.9%

(Cost $4,442,814,856)		$4,730,985,565

Other Assets Less Liabilities - 0.1%		4,319,834

Net Assets - 100.0%		$4,735,305,399

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depositary Interest.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.2%

Banks	17.8

Capital Goods	2.7

Commercial & Professional Services	1.1

Consumer Durables & Apparel	4.5

Consumer Services	2.1

Diversified Financials	0.6

Energy	5.8

Food & Staples Retailing	1.6

Food Beverage & Tobacco	5.1

Household & Personal Products	3.8

Insurance	5.4

Media & Entertainment	8.4

Pharmaceuticals, Biotechnology & Life Sciences	1.5

Retailing	6.0

Semiconductors & Semiconductor Equipment	6.2

Software & Services	4.5

Technology Hardware & Equipment	10.3

Telecommunication Services	1.2

Transportation	4.6

Utilities	1.5

Money Market Funds	3.0

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 93.3%

Brazil - 3.9%

Ambev SA - ADR (Food Beverage & Tobacco)*	16,472,035	$35,414,875

B3 SA - Brasil Bolsa Balcao (Diversified Financials)	2,730,900	19,294,429

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	983,013	12,002,589

Localiza Rent a Car SA (Transportation)	4,251,855	26,732,916

Lojas Renner SA (Retailing)	2,083,200	14,706,789

WEG SA (Capital Goods)	3,334,130	24,488,342

		132,639,940

Chile - 0.3%

Banco Santander Chile - ADR (Banks)	621,036	10,445,825

China - 26.8%

51job Inc. - ADR (Commercial & Professional Services)*	649,608	38,937,504

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	2,918,000	13,997,367

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	830,310	168,278,928

Autohome Inc. - ADR (Media & Entertainment)	191,117	15,700,262

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	313,152	31,606,431

CNOOC Ltd. - Sponsored ADR (Energy)	188,442	21,175,228

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	17,684,000	34,479,594

ENN Energy Holdings Ltd. (Utilities)†	4,580,700	50,915,370

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	7,950,483	22,156,206

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	8,694,657	39,229,102

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	974,700	13,382,212

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	7,148,538	53,577,993

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,307,000	63,951,417

SF Holding Co., Ltd., Class A (Transportation)†	3,468,800	22,866,247

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,926,000	33,283,108

	Shares	Value
COMMON STOCKS - 93.3% (continued)

China - 26.8% (continued)

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	12,167,788	$17,917,676

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,515,500	34,855,013

Tencent Holdings Ltd. (Media & Entertainment)†	3,484,400	184,858,236

Trip.com Group Ltd. - ADR (Retailing)*	840,057	21,639,868

ZTO Express Cayman Inc. - ADR (Transportation)	733,891	21,840,596

		904,648,358

Czech Republic - 0.6%

Komercni banka AS (Banks)*†	974,986	20,685,772

Egypt - 0.8%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	6,949,605	26,676,796

Hong Kong - 7.1%

AIA Group Ltd. (Insurance)†	10,766,989	98,006,003

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,456,023	24,857,134

Sands China Ltd. (Consumer Services)†	17,677,344	71,078,939

Techtronic Industries Co., Ltd. (Capital Goods)†	6,116,000	45,432,668

		239,374,744

India - 7.7%

HDFC Bank Ltd. - ADR (Banks)	789,220	34,212,687

Housing Development Finance Corp., Ltd. (Banks)†	3,364,623	84,794,978

Kotak Mahindra Bank Ltd. (Banks)†	2,749,607	49,399,108

Maruti Suzuki India Ltd. (Automobiles & Components)†	493,465	34,996,283

Tata Consultancy Services Ltd. (Software & Services)†	2,112,517	56,237,710

		259,640,766

Indonesia - 2.5%

Astra International Tbk PT (Automobiles & Components)†	61,524,800	15,907,043

Bank Central Asia Tbk PT (Banks)†	19,695,510	34,197,994

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	197,784,690	36,130,371

		86,235,408

Italy - 0.7%

Tenaris SA - ADR (Energy)	1,806,729	24,716,053

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Kenya - 1.4%

East African Breweries Ltd. (Food Beverage & Tobacco)†	4,712,450	$7,585,197

Safaricom plc (Telecommunication Services)†	149,024,201	39,569,750

		47,154,947

Mexico - 4.1%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	690,125	44,395,741

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	260,589	25,983,329

Grupo Financiero Banorte SAB de CV, Series O (Banks)	9,633,540	26,345,240

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	17,032,300	40,967,696

		137,692,006

Panama - 0.8%

Copa Holdings SA, Class A (Transportation)	588,451	26,015,419

Peru - 1.2%

Credicorp Ltd. (Banks)	264,411	39,402,527

Russia - 8.4%

LUKOIL PJSC - Sponsored ADR (Energy)	1,242,073	80,200,653

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	506,270	71,175,698

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	7,098,104	75,742,458

Yandex NV, Class A (Media & Entertainment)*	1,460,138	55,164,014

		282,282,823

South Africa - 1.3%

Discovery Ltd. (Insurance)†	4,043,377	21,192,137

Standard Bank Group Ltd. (Banks)†	4,089,723	22,559,141

		43,751,278

South Korea - 9.1%

Amorepacific Corp. (Household & Personal Products)†	210,325	30,391,495

Coway Co., Ltd. (Consumer Durables & Apparel)†	516,782	25,873,446

Hankook Tire & Technology Co., Ltd. (Automobiles & Components)†	115,264	1,994,152

LG Household & Health Care Ltd. (Household & Personal Products)†	88,201	99,762,023

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	143,773	150,171,774

		308,192,890

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Taiwan - 9.5%

Airtac International Group (Capital Goods)†	1,147,000	$22,012,488

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,739,216	36,842,918

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	7,108,136	18,099,312

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	420,001	57,375,701

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	18,681,637	187,740,507

		322,070,926

Thailand - 0.9%

Siam Commercial Bank pcl, Reg S (Banks)†	14,230,000	30,126,874

United Arab Emirates - 1.0%

DP World plc (Transportation)†	2,114,046	33,775,437

United Kingdom - 2.4%

Bank of Georgia Group plc (Banks)†	539,047	6,760,632

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,918,460	74,139,821

		80,900,453

United States - 2.8%

EPAM Systems Inc. (Software & Services)*	434,983	96,083,395

Total Common Stocks (Cost $2,679,097,572)		$3,152,512,637

PREFERRED STOCKS - 4.3%

Brazil - 2.5%

Banco Bradesco SA - ADR, 13.89% (Banks)+	12,157,366	42,793,928

Itau Unibanco Holding SA - Sponsored ADR, 0.88% (Banks)+	9,862,045	41,519,210

		84,313,138

Colombia - 0.7%

Bancolombia SA - Sponsored ADR, 4.02% (Banks)+	959,792	25,050,571

South Korea - 1.1%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.43% (Technology Hardware & Equipment)+†	40,726	36,095,421

Total Preferred Stocks (Cost $145,515,434)		$145,459,130

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
SHORT TERM INVESTMENTS - 2.1%

Northern Institutional Funds - Prime Obligations Portfolio (Shares), 0.06% (Money Market Funds)	1,315,752	$1,315,620

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	70,447,701	70,447,701

Total Short Term Investments (Cost $71,763,193)		$71,763,321

Total Investments - 99.7%

(Cost $2,896,376,199)		$3,369,735,088

Other Assets Less Liabilities - 0.3%		9,284,874

Net Assets - 100.0%		$3,379,019,962

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depositary Interest.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.3%

Banks	18.0

Capital Goods	2.7

Commercial & Professional Services	1.2

Consumer Durables & Apparel	4.5

Consumer Services	2.1

Diversified Financials	0.6

Energy	5.8

Food & Staples Retailing	1.6

Food Beverage & Tobacco	5.1

Household & Personal Products	3.8

Insurance	5.4

Media & Entertainment	8.5

Pharmaceuticals, Biotechnology & Life Sciences	1.5

Retailing	6.0

Semiconductors & Semiconductor Equipment	6.3

Software & Services	4.5

Technology Hardware & Equipment	10.3

Telecommunication Services	1.2

Transportation	4.7

Utilities	1.5

Money Market Funds	2.1

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 94.6%

Argentina - 4.9%

Globant SA (Software & Services)*	78,944	$9,131,452

Bangladesh - 3.1%

GrameenPhone Ltd. (Telecommunication Services)†	222,041	624,549

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,527,816	5,110,870

		5,735,419

Colombia - 4.0%

Cementos Argos SA - Sponsored ADR (Materials)#†	50,918	250,476

Ecopetrol SA - Sponsored ADR (Energy)	597,670	6,245,651

Grupo Nutresa SA (Food Beverage & Tobacco)	175,206	976,268

		7,472,395

Croatia - 0.2%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	2,209	364,569

Egypt - 5.9%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	1,751,394	6,722,912

Edita Food Industries SAE (Food Beverage & Tobacco)†	3,023,579	1,929,528

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	722,237	2,325,626

		10,978,066

Georgia - 0.4%

TBC Bank Group plc (Banks)†	77,181	794,801

Iceland - 1.1%

Marel HF (Capital Goods)^†	485,016	2,072,410

Kazakhstan - 2.0%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	408,616	3,681,336

Kenya - 6.1%

East African Breweries Ltd. (Food Beverage & Tobacco)†	873,400	1,405,832

Equity Group Holdings plc (Banks)†	5,670,800	1,990,816

Safaricom plc (Telecommunication Services)†	30,425,350	8,078,711

		11,475,359

Kuwait - 8.6%

Mabanee Co. SAK (Real Estate)†	4,007,363	8,226,906

	Shares	Value
COMMON STOCKS - 94.6% (continued)

Kuwait - 8.6% (continued)

National Bank of Kuwait SAKP (Banks)†	3,271,164	$7,819,412

		16,046,318

Morocco - 2.5%

Maroc Telecom (Telecommunication Services)†	209,251	2,742,034

Societe d’Exploitation des Ports (Transportation)†	117,162	1,849,372

		4,591,406

Nigeria - 3.9%

Guaranty Trust Bank plc (Banks)†	53,158,252	2,862,350

Nestle Nigeria plc (Food Beverage & Tobacco)	660,835	1,559,232

Nigerian Breweries plc (Food Beverage & Tobacco)	1,270,573	97,736

Zenith Bank plc (Banks)†	75,801,615	2,779,821

		7,299,139

Pakistan - 0.6%

Engro Corp., Ltd. (Materials)†	135,791	258,619

MCB Bank Ltd. (Banks)†	372,000	379,186

Oil & Gas Development Co., Ltd. (Energy)†	693,000	451,001

		1,088,806

Peru - 6.5%

Alicorp SAA (Food Beverage & Tobacco)	1,024,791	2,082,674

Cementos Pacasmayo SAA, Class C (Materials)	292,702	351,190

Credicorp Ltd. (Banks)	53,331	7,947,386

Ferreycorp SAA (Capital Goods)	5,001,162	1,703,847

		12,085,097

Philippines - 19.0%

Bank of the Philippine Islands (Banks)†	2,965,954	3,395,930

BDO Unibank Inc. (Banks)†	1,617,958	3,213,332

International Container Terminal Services Inc. (Transportation)†	1,266,790	2,237,063

Jollibee Foods Corp. (Consumer Services)†	407,440	1,149,818

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	2,585,540	3,419,781

Security Bank Corp. (Banks)†	1,623,840	3,293,391

SM Prime Holdings Inc. (Real Estate)†	14,051,300	8,384,884

Universal Robina Corp. (Food Beverage & Tobacco)†	2,489,260	6,081,659

Wilcon Depot Inc. (Retailing)†	15,056,500	4,293,883

		35,469,741

Romania - 3.7%

Banca Transilvania SA (Banks)†	11,299,008	4,871,037

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 94.6% (continued)

Romania - 3.7% (continued)

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	316,609	$1,998,051

		6,869,088

Saudi Arabia - 1.3%

Herfy Food Services Co. (Consumer Services)†	45,573	547,944

Jarir Marketing Co. (Retailing)†	48,909	1,918,145

		2,466,089

Slovenia - 1.0%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	24,249	1,971,094

Sri Lanka - 0.3%

Commercial Bank of Ceylon plc (Banks)†	437,906	161,754

John Keells Holdings plc (Capital Goods)†	768,130	469,720

		631,474

Thailand - 0.8%

Home Product Center pcl, Reg S (Retailing)†	3,593,494	1,510,478

United Arab Emirates - 1.9%

Agthia Group PJSC (Food Beverage & Tobacco)†	2,800,275	2,267,172

Emaar Properties PJSC (Real Estate)*†	1,842,172	1,354,315

		3,621,487

United Kingdom - 2.3%

Bank of Georgia Group plc (Banks)†	50,569	634,228

Network International Holdings plc (Software & Services)*^†	689,336	3,607,554

		4,241,782

United States - 3.9%

EPAM Systems Inc. (Software & Services)*	32,753	7,234,810

Vietnam - 10.6%

Hoa Phat Group JSC (Materials)*†	9,097,779	8,350,794

Masan Group Corp. (Food Beverage & Tobacco)*†	604,590	1,517,540

Sai Gon Cargo Service Corp. (Transportation)†	168,050	759,213

Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	388,050	2,700,315

	Shares	Value
COMMON STOCKS - 94.6% (continued)

Vietnam - 10.6% (continued)

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	1,544,740	$6,529,066

		19,856,928

Total Common Stocks (Cost $176,348,950)		$176,689,544

PREFERRED STOCKS - 3.1%

Colombia - 3.1%

Bancolombia SA - Sponsored ADR, 4.02% (Banks)+	223,939	5,844,808

Total Preferred Stocks (Cost $7,454,601)		$5,844,808

SHORT TERM INVESTMENTS - 0.8%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	1,372,704	1,372,704

Total Short Term Investments (Cost $1,372,704)		$1,372,704

Total Investments - 98.5%

(Cost $185,176,255)		$183,907,056

Other Assets Less Liabilities - 1.5%		2,880,577

Net Assets - 100.0%		$186,787,633

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.3% of net assets as of April 30, 2020, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

Industry	Percentage of Net Assets

Banks	30.3%

Capital Goods	2.2

Consumer Services	0.9

Energy	4.8

Food & Staples Retailing	1.8

Food Beverage & Tobacco	14.4

Health Care Equipment & Services	1.3

Materials	4.9

Pharmaceuticals, Biotechnology & Life Sciences	3.8

Real Estate	9.6

Retailing	4.1

Software & Services	10.7

Technology Hardware & Equipment	0.2

Telecommunication Services	6.1

Transportation	2.6

Money Market Fund	0.8

Total Investments	98.5

Other Assets Less Liabilities	1.5

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4%

Argentina - 0.2%

Globant SA (Software & Services)*	96	$11,104

Australia - 0.4%

BHP Group Ltd. (Materials)†	676	13,845

Cochlear Ltd. (Health Care Equipment & Services)†	83	9,946

		23,791

Brazil - 0.7%

Ambev SA - ADR (Food Beverage & Tobacco)*	2,877	6,186

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	510	6,227

Raia Drogasil SA (Food & Staples Retailing)	500	9,634

Ultrapar Participacoes SA - Sponsored ADR (Energy)	2,681	7,158

WEG SA (Capital Goods)	1,900	13,955

		43,160

Canada - 0.9%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	1,600	45,231

Imperial Oil Ltd. (Energy)	800	12,926

		58,157

Chile - 0.1%

Banco Santander Chile - ADR (Banks)	553	9,301

China - 6.0%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	1,670	8,011

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	55	11,147

Autohome Inc. - ADR (Media & Entertainment)	143	11,747

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	90	9,084

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	395	15,788

China Tower Corp., Ltd., Class H (Telecommunication Services)^†	38,000	8,478

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	8,000	15,598

ENN Energy Holdings Ltd. (Utilities)†	2,000	22,230

Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	500	8,595

Glodon Co., Ltd., Class A (Software & Services)†	2,000	14,580

	Shares	Value
COMMON STOCKS - 97.4% (continued)

China - 6.0% (continued)

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	1,200	$9,133

Haitian International Holdings Ltd. (Capital Goods)†	4,000	7,190

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	2,700	12,182

JD.com Inc. - ADR (Retailing)*	207	8,922

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)*†	700	9,091

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	600	8,238

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,200	8,994

NetEase Inc. - ADR (Media & Entertainment)	41	14,143

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	110	14,043

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	1,100	11,410

SF Holding Co., Ltd., Class A (Transportation)†	1,900	12,525

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	2,900	13,368

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	11,375

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	9,000	13,253

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	2,900	12,035

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	900	12,470

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	4,000	10,409

Tencent Holdings Ltd. (Media & Entertainment)†	200	10,611

TravelSky Technology Ltd., Class H (Software & Services)†	5,000	8,674

Trip.com Group Ltd. - ADR (Retailing)*	270	6,955

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4% (continued)

China - 6.0% (continued)

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	235	$8,820

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	980	14,031

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	1,000	15,508

		378,638

Colombia - 0.2%

Ecopetrol SA - Sponsored ADR (Energy)	800	8,360

Grupo Nutresa SA (Food Beverage & Tobacco)	1,370	7,634

		15,994

Denmark - 1.7%

Chr Hansen Holding A/S (Materials)†	446	38,477

Coloplast A/S, Class B (Health Care Equipment & Services)†	193	30,479

Novozymes A/S, Class B (Materials)†	732	35,908

		104,864

Egypt - 0.1%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,264	8,691

Finland - 0.2%

Kone OYJ, Class B (Capital Goods)†	211	12,801

France - 2.7%

Air Liquide SA (Materials)†	330	42,026

Dassault Systemes SE (Software & Services)†	130	19,046

EssilorLuxottica SA (Consumer Durables & Apparel)†	320	39,550

Kering SA (Consumer Durables & Apparel)†	26	13,131

L’Oreal SA (Household & Personal Products)†	49	14,260

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)*†	109	26,190

Schneider Electric SE (Capital Goods)†	159	14,566

		168,769

Germany - 2.1%

adidas AG (Consumer Durables & Apparel)†	60	13,734

Allianz SE, Reg S (Insurance)†	230	42,608

	Shares	Value
COMMON STOCKS - 97.4% (continued)

Germany - 2.1% (continued)

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	196	$12,971

Bayerische Motoren Werke AG (Automobiles & Components)†	350	20,706

FUCHS PETROLUB SE (Materials)†	375	12,586

SAP SE - Sponsored ADR (Software & Services)	110	13,039

Symrise AG (Materials)†	160	16,242

		131,886

Hong Kong - 1.3%

AIA Group Ltd. (Insurance)†	1,600	14,564

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,000	10,121

Budweiser Brewing Co., APAC Ltd. (Food Beverage & Tobacco)*^†	3,900	10,486

Sands China Ltd. (Consumer Services)†	6,400	25,734

Techtronic Industries Co., Ltd. (Capital Goods)†	2,500	18,571

		79,476

India - 2.8%

Asian Paints Ltd. (Materials)†	460	10,701

Godrej Consumer Products Ltd. (Household & Personal Products)†	4,026	28,837

HDFC Bank Ltd. - ADR (Banks)	235	10,187

Hero MotoCorp Ltd. (Automobiles & Components)†	419	12,052

Housing Development Finance Corp., Ltd. (Banks)†	340	8,569

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	10,092

ITC Ltd. (Food Beverage & Tobacco)†	16,136	38,597

Maruti Suzuki India Ltd. (Automobiles & Components)†	130	9,220

Max Financial Services Ltd. (Insurance)*†	1,630	9,996

Pidilite Industries Ltd. (Materials)†	1,120	22,661

Tata Consultancy Services Ltd. (Software & Services)†	741	19,726

		180,638

Indonesia - 0.9%

Astra International Tbk PT (Automobiles & Components)†	33,400	8,635

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4% (continued)

Indonesia - 0.9% (continued)

Bank Central Asia Tbk PT (Banks)†	5,800	$10,071

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	46,900	8,567

Unilever Indonesia Tbk PT (Household & Personal Products)†	56,000	30,976

		58,249

Ireland - 0.2%

Ryanair Holdings plc - Sponsored ADR (Transportation)*	179	11,361

Italy - 0.2%

FinecoBank Banca Fineco SpA (Banks)*†	1,194	13,301

Japan - 10.8%

ABC-Mart Inc. (Retailing)†	700	35,766

Benefit One Inc. (Commercial & Professional Services)†	1,000	17,611

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	200	23,725

FANUC Corp. (Capital Goods)†	100	16,489

Fast Retailing Co., Ltd. (Retailing)†	60	28,537

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	34,477

Infomart Corp. (Software & Services)†	2,300	16,013

Kakaku.com Inc. (Media & Entertainment)†	1,400	28,442

Kao Corp. (Household & Personal Products)†	600	46,281

Keyence Corp. (Technology Hardware & Equipment)†	46	16,526

Kobayashi Pharmaceutical Co., Ltd. (Household & Personal Products)†	150	13,832

Komatsu Ltd. (Capital Goods)†	900	17,158

Kubota Corp. (Capital Goods)†	3,700	46,139

Makita Corp. (Capital Goods)†	1,200	39,043

MISUMI Group Inc. (Capital Goods)†	700	16,762

MonotaRO Co., Ltd. (Capital Goods)†	500	16,079

Nomura Research Institute Ltd. (Software & Services)†	890	21,654

Pigeon Corp. (Household & Personal Products)†	400	14,215

Rinnai Corp. (Consumer Durables & Apparel)†	540	40,893

Shimano Inc. (Consumer Durables & Apparel)†	300	44,112

	Shares	Value
COMMON STOCKS - 97.4% (continued)

Japan - 10.8% (continued)

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	600	$32,924

Shiseido Co., Ltd. (Household & Personal Products)†	200	11,798

SMC Corp. (Capital Goods)†	40	18,289

Stanley Electric Co., Ltd. (Automobiles & Components)†	500	11,423

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	500	30,011

Sysmex Corp. (Health Care Equipment & Services)†	200	13,790

Unicharm Corp. (Household & Personal Products)†	900	32,971

		684,960

Malaysia - 0.5%

Dialog Group Bhd. (Energy)†	40,300	31,009

Mexico - 1.6%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	565	23,340

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	192	12,351

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	134	13,361

Grupo Financiero Banorte SAB de CV, Series O (Banks)	3,300	9,025

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	18,700	44,979

		103,056

Netherlands - 1.1%

Adyen NV (Software & Services)*^†	18	17,707

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	25,959

Koninklijke Vopak NV (Energy)†	243	14,022

Prosus NV (Retailing)*†	166	12,600

		70,288

Pakistan - 0.5%

Engro Corp., Ltd. (Materials)†	7,680	14,627

MCB Bank Ltd. (Banks)†	10,800	11,008

Oil & Gas Development Co., Ltd. (Energy)†	13,400	8,721

		34,356

Panama - 0.2%

Copa Holdings SA, Class A (Transportation)	241	10,655

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4% (continued)

Peru - 0.4%

Alicorp SAA (Food Beverage & Tobacco)	9,290	$18,880

Credicorp Ltd. (Banks)	50	7,451

		26,331

Philippines - 1.6%

Bank of the Philippine Islands (Banks)†	30,030	34,384

BDO Unibank Inc. (Banks)†	10,070	20,000

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	13,901

Security Bank Corp. (Banks)†	4,340	8,802

SM Prime Holdings Inc. (Real Estate)†	12,800	7,638

Universal Robina Corp. (Food Beverage & Tobacco)†	3,090	7,549

Wilcon Depot Inc. (Retailing)†	32,600	9,297

		101,571

Poland - 0.1%

ING Bank Slaski SA (Banks)*†	198	6,372

Qatar - 0.1%

Qatar National Bank QPSC (Banks)†	1,701	8,029

Russia - 0.4%

LUKOIL PJSC - Sponsored ADR (Energy)	130	8,394

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	620	6,616

Yandex NV, Class A (Media & Entertainment)*	227	8,576

		23,586

Saudi Arabia - 0.5%

Bupa Arabia for Cooperative Insurance Co. (Insurance)†	397	11,327

Jarir Marketing Co. (Retailing)†	252	9,883

Mouwasat Medical Services Co. (Health Care Equipment & Services)†	414	9,345

		30,555

Singapore - 0.8%

DBS Group Holdings Ltd. (Banks)†	2,400	33,641

Oversea-Chinese Banking Corp. Ltd. (Banks)†	2,703	17,281

		50,922

South Africa - 0.3%

Clicks Group Ltd. (Food & Staples Retailing)†	851	10,600

Discovery Ltd. (Insurance)†	1,831	9,597

		20,197

South Korea - 1.2%

Amorepacific Corp. (Household & Personal Products)†	234	33,812

	Shares	Value
COMMON STOCKS - 97.4% (continued)

South Korea - 1.2% (continued)

Coway Co., Ltd. (Consumer Durables & Apparel)†	184	$9,212

LG Household & Health Care Ltd. (Household & Personal Products)†	9	10,180

NAVER Corp. (Media & Entertainment)†	125	20,351

		73,555

Spain - 1.5%

Amadeus IT Group SA (Software & Services)†	450	21,684

Banco Bilbao Vizcaya Argentaria SA (Banks)†	3,607	11,826

Banco Santander SA - Sponsored ADR (Banks)	13,924	30,215

Bankinter SA (Banks)†	8,132	33,586

		97,311

Sweden - 1.5%

Alfa Laval AB (Capital Goods)*†	887	16,643

Atlas Copco AB, Class A (Capital Goods)†	544	18,874

Epiroc AB, Class A (Capital Goods)†	1,467	14,722

Hexagon AB, Class B (Technology Hardware & Equipment)*†	270	13,443

Intrum AB (Commercial & Professional Services)†	1,097	16,833

Skandinaviska Enskilda Banken AB, Class A (Banks)*†	1,670	13,722

		94,237

Switzerland - 3.4%

Alcon Inc. (Health Care Equipment & Services)*	661	34,907

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	244	13,878

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	60	26,223

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	143	49,740

SGS SA, Reg S (Commercial & Professional Services)†	8	18,129

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	169	30,547

Temenos AG, Reg S (Software & Services)*†	98	12,770

VAT Group AG (Capital Goods)*^†	96	15,854

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4% (continued)

Switzerland - 3.4% (continued)

Vifor Pharma AG (Pharmaceuticals, Biotechnology & Life Sciences)†	91	$13,690

		215,738

Taiwan - 1.9%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	4,000	37,570

Airtac International Group (Capital Goods)†	600	11,515

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,000	10,185

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	70	9,562

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	250	9,938

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	40,198

		118,968

Thailand - 0.6%

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	7,000	25,421

Siam Commercial Bank pcl, Reg S (Banks)†	6,200	13,126

		38,547

Turkey - 0.1%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	1,226	9,713

United Arab Emirates - 0.3%

DP World plc (Transportation)†	745	11,903

Emaar Properties PJSC (Real Estate)*†	9,900	7,278

		19,181

United Kingdom - 5.2%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	970	15,527

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	751	19,078

Compass Group plc (Consumer Services)†	2,255	37,993

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	780	27,233

Diageo plc (Food Beverage & Tobacco)†	1,409	48,842

Diploma plc (Capital Goods)†	671	14,596

HomeServe plc (Commercial & Professional Services)†	977	13,732

	Shares	Value
COMMON STOCKS - 97.4% (continued)

United Kingdom - 5.2% (continued)

Network International Holdings plc (Software & Services)*^†	2,567	$13,434

Rathbone Brothers plc (Diversified Financials)†	762	14,523

Reckitt Benckiser Group plc (Household & Personal Products)†	391	32,673

Rio Tinto plc (Materials)†	225	10,457

Rotork plc (Capital Goods)†	3,615	11,332

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	790	25,256

Signature Aviation plc (Transportation)†	7,104	17,532

Spirax-Sarco Engineering plc (Capital Goods)†	154	16,946

Standard Chartered plc (Banks)†	2,119	10,890

		330,044

United States - 42.1%

Abbott Laboratories (Health Care Equipment & Services)	390	35,915

AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	152	12,494

Accenture plc, Class A (Software & Services)	70	12,963

Adobe Inc. (Software & Services)*	90	31,828

Air Products and Chemicals Inc. (Materials)	320	72,186

Allegion plc (Capital Goods)	570	57,308

Alphabet Inc., Class A (Media & Entertainment)*	45	60,601

Altair Engineering Inc., Class A (Software & Services)*	403	13,295

Amazon.com Inc. (Retailing)*	14	34,636

AMETEK Inc. (Capital Goods)	770	64,580

Amphenol Corp., Class A (Technology Hardware & Equipment)	144	12,709

ANSYS Inc. (Software & Services)*	78	20,423

Apple Inc. (Technology Hardware & Equipment)	65	19,097

Atlassian Corp plc, Class A (Software & Services)*	117	18,192

Automatic Data Processing Inc. (Software & Services)	418	61,316

Booking Holdings Inc. (Retailing)*	24	35,534

BorgWarner Inc. (Automobiles & Components)	407	11,628

Church & Dwight Co., Inc. (Household & Personal Products)	900	62,991

Cisco Systems Inc. (Technology Hardware & Equipment)	845	35,811

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4% (continued)

United States - 42.1% (continued)

Cognex Corp. (Technology Hardware & Equipment)	270	$14,915

Cognizant Technology Solutions Corp., Class A (Software & Services)	686	39,802

Colgate-Palmolive Co. (Household & Personal Products)	825	57,973

Danaher Corp. (Health Care Equipment & Services)	327	53,451

Deere & Co. (Capital Goods)	200	29,012

eBay Inc. (Retailing)	1,563	62,254

Ecolab Inc. (Materials)	400	77,400

Edwards Lifesciences Corp. (Health Care Equipment & Services)*	282	61,335

Emerson Electric Co. (Capital Goods)	666	37,982

EnerSys (Capital Goods)	200	11,678

EPAM Systems Inc. (Software & Services)*	59	13,033

Estee Lauder Cos., Inc., Class A (Household & Personal Products)	73	12,877

Exxon Mobil Corp. (Energy)	1,474	68,497

Facebook Inc., Class A (Media & Entertainment)*	270	55,272

First Republic Bank (Banks)	660	68,831

Guidewire Software Inc. (Software & Services)*	152	13,808

Healthcare Services Group Inc. (Commercial & Professional Services)	622	15,855

HEICO Corp. (Capital Goods)	290	25,404

Honeywell International Inc. (Capital Goods)	432	61,301

IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	19,432

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	19,142

IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	100	14,259

JPMorgan Chase & Co. (Banks)	641	61,382

Linde plc (Materials)†	169	31,414

McDonald’s Corp. (Consumer Services)	313	58,706

Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	734	58,236

	Shares	Value
COMMON STOCKS - 97.4% (continued)

United States - 42.1% (continued)

Mettler-Toledo International Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	19	$13,679

Microsoft Corp. (Software & Services)	400	71,684

Neurocrine Biosciences Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	139	13,641

NIKE Inc., Class B (Consumer Durables & Apparel)	156	13,600

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	51	14,906

PayPal Holdings Inc. (Software & Services)*	240	29,520

Procter & Gamble Co. (Household & Personal Products)	532	62,707

Proto Labs Inc. (Capital Goods)*	133	13,511

Reinsurance Group of America Inc. (Insurance)	380	39,778

Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	146	16,958

ResMed Inc. (Health Care Equipment & Services)	81	12,581

Rockwell Automation Inc. (Capital Goods)	293	55,518

Rollins Inc. (Commercial & Professional Services)	1,083	43,320

Roper Technologies Inc. (Capital Goods)	208	70,934

salesforce.com Inc. (Software & Services)*	130	21,054

Sensata Technologies Holding plc (Capital Goods)*	328	11,933

ServiceNow Inc. (Software & Services)*	54	18,983

Signature Bank (Banks)	473	50,696

SVB Financial Group (Banks)*	102	19,703

Synopsys Inc. (Software & Services)*	269	42,265

Teradyne Inc. (Semiconductors & Semiconductor Equipment)	213	13,321

Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	115	13,348

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	60	20,081

Tiffany & Co. (Retailing)	106	13,409

UnitedHealth Group Inc. (Health Care Equipment & Services)	230	67,268

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4% (continued)

United States - 42.1% (continued)

Verisk Analytics Inc. (Commercial & Professional Services)	249	$38,055

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	69	17,333

Walt Disney Co. (Media & Entertainment)	471	50,939

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	149	27,863

Workday Inc., Class A (Software & Services)*	140	21,546

Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	261	33,750

		2,670,642

Total Common Stocks (Cost $5,768,779)		$6,180,004

PREFERRED STOCKS - 1.0%

Brazil - 0.3%

Banco Bradesco SA - ADR, 13.89% (Banks)+	2,857	10,057

Itau Unibanco Holding SA - Sponsored ADR, 0.88% (Banks)+	1,644	6,921

		16,978

Germany - 0.5%

Henkel AG & Co. KGaA, 2.34% (Household & Personal Products)+†	141	12,568

Sartorius AG (Health Care Equipment & Services)*†	58	16,339

		28,907

South Korea - 0.2%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.43% (Technology Hardware & Equipment)+†	17	15,067

Total Preferred Stocks (Cost $62,180)		$60,952

SHORT TERM INVESTMENTS - 1.1%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	72,075	72,075

	Shares	Value
SHORT TERM INVESTMENTS - 1.1% (continued)

Total Short Term Investments (Cost $72,075)		$72,075

Total Investments - 99.5%

(Cost $5,903,034)		$6,313,031

Other Assets Less Liabilities - 0.5%		28,656

Net Assets - 100.0%		$6,341,687

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depositary Interest.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.3% of net assets as of April 30, 2020, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

Industry	Percentage of Net Assets

Automobiles & Components	1.1%

Banks	9.0

Capital Goods	13.0

Commercial & Professional Services	2.7

Consumer Durables & Apparel	3.6

Consumer Services	2.3

Diversified Financials	0.2

Energy	2.8

Food & Staples Retailing	2.7

Food Beverage & Tobacco	3.3

Health Care Equipment & Services	6.8

Household & Personal Products	7.4

Insurance	2.2

Materials	6.3

Media & Entertainment	4.9

Pharmaceuticals, Biotechnology & Life Sciences	8.5

Real Estate	0.2

Retailing	4.3

Semiconductors & Semiconductor Equipment	2.0

Software & Services	9.6

Technology Hardware & Equipment	3.4

Telecommunication Services	0.4

Transportation	1.3

Utilities	0.4

Money Market Fund	1.1

Total Investments	99.5

Other Assets Less Liabilities	0.5

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.4%

Argentina - 0.3%

Globant SA (Software & Services)*	478	$55,290

Australia - 0.8%

BHP Group Ltd. (Materials)†	2,319	47,497

Cochlear Ltd. (Health Care Equipment & Services)†	709	84,958

		132,455

Brazil - 1.3%

Ambev SA - ADR (Food Beverage & Tobacco)*	23,444	50,405

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	4,067	49,658

Raia Drogasil SA (Food & Staples Retailing)	2,300	44,317

Ultrapar Participacoes SA - Sponsored ADR (Energy)	16,661	44,485

WEG SA (Capital Goods)	5,000	36,724

		225,589

Canada - 2.1%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	6,000	169,618

Imperial Oil Ltd. (Energy)	11,500	185,808

		355,426

Chile - 0.3%

Banco Santander Chile - ADR (Banks)	2,534	42,622

China - 9.9%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	7,500	35,977

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	265	53,708

Autohome Inc. - ADR (Media & Entertainment)	664	54,548

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	417	42,088

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	1,082	43,248

China Tower Corp., Ltd., Class H (Telecommunication Services)^†	268,000	59,794

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	20,000	38,995

ENN Energy Holdings Ltd. (Utilities)†	7,000	77,806

Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,400	41,257

Glodon Co., Ltd., Class A (Software & Services)†	8,680	63,275

	Shares	Value
COMMON STOCKS - 95.4% (continued)

China - 9.9% (continued)

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	5,400	$41,100

Haitian International Holdings Ltd. (Capital Goods)†	22,400	40,262

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	12,500	56,398

JD.com Inc. - ADR (Retailing)*	950	40,945

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)*†	3,600	46,753

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	2,900	39,816

Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	200	35,261

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	5,400	40,473

NetEase Inc. - ADR (Media & Entertainment)	192	66,232

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	393	50,170

Ping An Insurance Group Co. of

China Ltd., Class A (Insurance)†	5,200	53,940

SF Holding Co., Ltd., Class A (Transportation)†	8,700	57,350

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	13,100	60,389

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	5,770	65,634

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	39,000	57,429

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	13,400	55,609

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,700	37,411

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	18,400	47,884

Tencent Holdings Ltd. (Media & Entertainment)†	1,000	53,053

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.4% (continued)

China - 9.9% (continued)

TravelSky Technology Ltd., Class H (Software & Services)†	22,000	$38,165

Trip.com Group Ltd. - ADR (Retailing)*	2,112	54,405

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	1,103	41,396

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,780	39,803

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	5,000	77,540

		1,708,114

Colombia - 0.6%

Ecopetrol SA - Sponsored ADR (Energy)	3,904	40,797

Grupo Nutresa SA (Food Beverage & Tobacco)	11,532	64,257

		105,054

Denmark - 2.4%

Chr Hansen Holding A/S (Materials)†	1,571	135,533

Coloplast A/S, Class B (Health Care Equipment & Services)†	639	100,911

Novozymes A/S, Class B (Materials)†	3,764	184,642

		421,086

Egypt - 0.2%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	10,198	39,146

Finland - 0.3%

Kone OYJ, Class B (Capital Goods)†	964	58,485

France - 4.2%

Air Liquide SA (Materials)†	1,365	173,833

Dassault Systemes SE (Software & Services)†	307	44,977

EssilorLuxottica SA (Consumer Durables & Apparel)†	1,406	173,772

Kering SA (Consumer Durables & Apparel)†	91	45,957

L’Oreal SA (Household & Personal Products)†	561	163,265

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)*†	297	71,363

	Shares	Value
COMMON STOCKS - 95.4% (continued)

France - 4.2% (continued)

Schneider Electric SE (Capital Goods)†	596	$54,602

		727,769

Germany - 5.6%

adidas AG (Consumer Durables & Apparel)†	597	136,652

Allianz SE, Reg S (Insurance)†	882	163,394

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	685	45,332

Bayerische Motoren Werke AG (Automobiles & Components)†	1,932	114,294

FUCHS PETROLUB SE (Materials)†	4,120	138,273

SAP SE - Sponsored ADR (Software & Services)	1,475	174,846

Symrise AG (Materials)†	1,840	186,784

		959,575

Hong Kong - 3.5%

AIA Group Ltd. (Insurance)†	14,400	131,075

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	16,600	168,007

Budweiser Brewing Co., APAC Ltd. (Food Beverage & Tobacco)*^†	32,700	87,920

Sands China Ltd. (Consumer Services)†	9,200	36,993

Techtronic Industries Co., Ltd. (Capital Goods)†	24,500	181,998

		605,993

India - 4.4%

Asian Paints Ltd. (Materials)†	2,389	55,576

Godrej Consumer Products Ltd. (Household & Personal Products)†	11,080	79,363

HDFC Bank Ltd. - ADR (Banks)	1,314	56,962

Hero MotoCorp Ltd. (Automobiles & Components)†	1,916	55,112

Housing Development Finance Corp., Ltd. (Banks)†	3,774	95,112

ICICI Bank Ltd. - Sponsored ADR (Banks)	4,955	48,361

ITC Ltd. (Food Beverage & Tobacco)†	26,778	64,052

Maruti Suzuki India Ltd. (Automobiles & Components)†	611	43,332

Max Financial Services Ltd. (Insurance)*†	13,094	80,298

Pidilite Industries Ltd. (Materials)†	3,542	71,665

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.4% (continued)

India - 4.4% (continued)

Tata Consultancy Services Ltd. (Software & Services)†	4,010	$106,751

		756,584

Indonesia - 1.4%

Astra International Tbk PT (Automobiles & Components)†	206,800	53,468

Bank Central Asia Tbk PT (Banks)†	26,700	46,360

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	214,200	39,129

Unilever Indonesia Tbk PT (Household & Personal Products)†	178,500	98,735

		237,692

Ireland - 0.5%

Ryanair Holdings plc - Sponsored ADR (Transportation)*	1,238	78,576

Italy - 0.3%

FinecoBank Banca Fineco SpA (Banks)*†	4,160	46,342

Japan - 17.7%

ABC-Mart Inc. (Retailing)†	2,940	150,216

Benefit One Inc. (Commercial & Professional Services)†	3,600	63,401

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,400	166,075

FANUC Corp. (Capital Goods)†	600	98,937

Fast Retailing Co., Ltd. (Retailing)†	220	104,635

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	10,790	120,002

Infomart Corp. (Software & Services)†	8,000	55,699

Kakaku.com Inc. (Media & Entertainment)†	6,400	130,019

Kao Corp. (Household & Personal Products)†	2,000	154,269

Keyence Corp. (Technology Hardware & Equipment)†	180	64,668

Kobayashi Pharmaceutical Co., Ltd. (Household & Personal Products)†	700	64,551

Komatsu Ltd. (Capital Goods)†	2,640	50,330

Kubota Corp. (Capital Goods)†	12,900	160,862

Makita Corp. (Capital Goods)†	3,800	123,638

MISUMI Group Inc. (Capital Goods)†	3,400	81,413

MonotaRO Co., Ltd. (Capital Goods)†	1,800	57,884

Nomura Research Institute Ltd. (Software & Services)†	7,606	185,056

	Shares	Value
COMMON STOCKS - 95.4% (continued)

Japan - 17.7% (continued)

Pigeon Corp. (Household & Personal Products)†	2,700	$95,949

Rinnai Corp. (Consumer Durables & Apparel)†	2,000	151,457

Shimano Inc. (Consumer Durables & Apparel)†	1,100	161,744

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,400	186,569

Shiseido Co., Ltd. (Household & Personal Products)†	1,000	58,990

SMC Corp. (Capital Goods)†	260	118,877

Stanley Electric Co., Ltd. (Automobiles & Components)†	6,115	139,700

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	1,455	87,332

Sysmex Corp. (Health Care Equipment & Services)†	800	55,159

Unicharm Corp. (Household & Personal Products)†	4,500	164,857

		3,052,289

Malaysia - 0.6%

Dialog Group Bhd. (Energy)†	133,900	103,028

Mexico - 1.6%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	818	33,792

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	708	45,546

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	502	50,054

Grupo Financiero Banorte SAB de CV, Series O (Banks)	15,500	42,388

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	41,800	100,541

		272,321

Netherlands - 2.1%

Adyen NV (Software & Services)*^†	63	61,973

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	161	46,437

Koninklijke Vopak NV (Energy)†	2,771	159,901

Prosus NV (Retailing)*†	1,243	94,351

		362,662

Pakistan - 0.7%

Engro Corp., Ltd. (Materials)†	23,710	45,157

MCB Bank Ltd. (Banks)†	50,600	51,577

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.4% (continued)

Pakistan - 0.7% (continued)

Oil & Gas Development Co., Ltd. (Energy)†	47,500	$30,913

		127,647

Panama - 0.6%

Copa Holdings SA, Class A (Transportation)	2,256	99,738

Peru - 0.5%

Alicorp SAA (Food Beverage & Tobacco)	18,253	37,095

Credicorp Ltd. (Banks)	331	49,326

		86,421

Philippines - 2.2%

Bank of the Philippine Islands (Banks)†	43,180	49,440

BDO Unibank Inc. (Banks)†	29,700	58,985

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	62,440	82,587

Security Bank Corp. (Banks)†	19,800	40,157

SM Prime Holdings Inc. (Real Estate)†	131,100	78,232

Universal Robina Corp. (Food Beverage & Tobacco)†	14,230	34,766

Wilcon Depot Inc. (Retailing)†	149,900	42,749

		386,916

Poland - 0.2%

ING Bank Slaski SA (Banks)*†	1,013	32,600

Qatar - 0.2%

Qatar National Bank QPSC (Banks)†	7,769	36,671

Russia - 0.8%

LUKOIL PJSC - Sponsored ADR (Energy)	1,010	65,216

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	3,385	36,120

Yandex NV, Class A (Media & Entertainment)*	1,042	39,367

		140,703

Saudi Arabia - 0.8%

Bupa Arabia for Cooperative Insurance Co. (Insurance)†	1,817	51,840

Jarir Marketing Co. (Retailing)†	1,153	45,219

Mouwasat Medical Services Co. (Health Care Equipment & Services)†	1,895	42,776

		139,835

Singapore - 1.7%

DBS Group Holdings Ltd. (Banks)†	9,970	139,750

Oversea-Chinese Banking Corp. Ltd. (Banks)†	22,784	145,661

		285,411

	Shares	Value
COMMON STOCKS - 95.4% (continued)

South Africa - 0.5%

Clicks Group Ltd. (Food & Staples Retailing)†	4,068	$50,674

Discovery Ltd. (Insurance)†	6,527	34,209

		84,883

South Korea - 1.2%

Amorepacific Corp. (Household & Personal Products)†	302	43,638

Coway Co., Ltd. (Consumer Durables & Apparel)†	841	42,106

LG Household & Health Care Ltd. (Household & Personal Products)†	45	50,898

NAVER Corp. (Media & Entertainment)†	391	63,657

		200,299

Spain - 2.6%

Amadeus IT Group SA (Software & Services)†	2,564	123,548

Banco Bilbao Vizcaya Argentaria SA (Banks)†	29,901	98,031

Banco Santander SA - Sponsored ADR (Banks)	51,431	111,605

Bankinter SA (Banks)†	26,327	108,735

		441,919

Sweden - 2.9%

Alfa Laval AB (Capital Goods)*†	2,963	55,595

Atlas Copco AB, Class A (Capital Goods)†	1,570	54,471

Epiroc AB, Class A (Capital Goods)†	8,954	89,857

Hexagon AB, Class B (Technology Hardware & Equipment)*†	1,700	84,643

Intrum AB (Commercial & Professional Services)†	3,759	57,678

Skandinaviska Enskilda Banken AB, Class A (Banks)*†	19,933	163,790

		506,034

Switzerland - 5.9%

Alcon Inc. (Health Care Equipment & Services)*	3,134	165,506

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	2,114	120,240

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	194	84,789

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	491	170,784

SGS SA, Reg S (Commercial & Professional Services)†	73	165,427

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.4% (continued)

Switzerland - 5.9% (continued)

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	808	$146,047

Temenos AG, Reg S (Software & Services)*†	494	64,372

VAT Group AG (Capital Goods)*^†	329	54,332

Vifor Pharma AG (Pharmaceuticals, Biotechnology & Life Sciences)†	317	47,689

		1,019,186

Taiwan - 2.1%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	10,000	93,925

Airtac International Group (Capital Goods)†	3,000	57,574

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	19,000	48,380

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	420	57,376

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,000	39,752

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,000	70,346

		367,353

Thailand - 0.8%

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	14,600	53,021

Siam Commercial Bank pcl, Reg S (Banks)†	39,300	83,203

		136,224

Turkey - 0.3%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	6,927	54,881

United Arab Emirates - 0.7%

DP World plc (Transportation)†	3,997	63,859

Emaar Properties PJSC (Real Estate)*†	78,581	57,770

		121,629

United Kingdom - 10.6%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	2,783	44,550

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	5,631	143,048

Compass Group plc (Consumer Services)†	8,203	138,206

	Shares	Value
COMMON STOCKS - 95.4% (continued)

United Kingdom - 10.6% (continued)

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	3,147	$109,875

Diageo plc (Food Beverage & Tobacco)†	4,845	167,949

Diploma plc (Capital Goods)†	5,153	112,091

HomeServe plc (Commercial & Professional Services)†	13,422	188,651

Network International Holdings plc (Software & Services)*^†	11,994	62,769

Rathbone Brothers plc (Diversified Financials)†	2,799	53,346

Reckitt Benckiser Group plc (Household & Personal Products)†	2,115	176,733

Rio Tinto plc (Materials)†	3,730	173,358

Rotork plc (Capital Goods)†	12,541	39,312

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	3,948	126,218

Signature Aviation plc (Transportation)†	36,928	91,133

Spirax-Sarco Engineering plc (Capital Goods)†	1,243	136,780

Standard Chartered plc (Banks)†	11,000	56,529

		1,820,548

Total Common Stocks (Cost $17,211,487)		$16,434,996

PREFERRED STOCKS - 2.2%

Brazil - 0.5%

Banco Bradesco SA - ADR, 13.89% (Banks)+	8,863	31,198

Itau Unibanco Holding SA - Sponsored ADR, 0.88% (Banks)+	12,225	51,467

		82,665

Germany - 1.3%

Henkel AG & Co. KGaA, 2.34% (Household & Personal Products)+†	1,957	174,439

Sartorius AG (Health Care Equipment & Services)*†	196	55,212

		229,651

South Korea - 0.4%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.43% (Technology Hardware & Equipment)+†	67	59,382

Total Preferred Stocks (Cost $369,228)		$371,698

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
SHORT TERM INVESTMENTS - 1.3%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	225,850	$225,850

Total Short Term Investments (Cost $225,850)		$225,850

Total Investments — 98.9%

(Cost $17,806,565)		$17,032,544

Other Assets Less Liabilities - 1.1%		187,081

Net Assets — 100.0%		$17,219,625

Summary of Abbreviations
ADR American Depositary Receipt.
CDI Chess Depositary Interest.
GDR Global Depositary Receipt.
Reg S Security sold outside United States without registration under the Securities Act of 1933.
* Non-income producing security.
† Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^  Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.3% of net assets as of April 30, 2020, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+ Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.3%

Banks	10.6

Capital Goods	9.8

Commercial & Professional Services	2.7

Consumer Durables & Apparel	5.9

Consumer Services	1.6

Diversified Financials	0.3

Energy	4.4

Food & Staples Retailing	3.7

Food Beverage & Tobacco	4.9

Health Care Equipment & Services	4.0

Household & Personal Products	7.7

Insurance	3.0

Materials	6.9

Media & Entertainment	3.6

Pharmaceuticals, Biotechnology & Life Sciences	7.1

Real Estate	0.8

Retailing	3.3

Semiconductors & Semiconductor Equipment	1.9

Software & Services	6.1

Technology Hardware & Equipment	3.2

Telecommunication Services	0.7

Transportation	2.6

Utilities	0.5

Money Market Fund	1.3

Total Investments	98.9

Other Assets Less Liabilities	1.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0%

Argentina - 0.7%

Globant SA (Software & Services)*	353	$40,832

Bangladesh - 0.6%

GrameenPhone Ltd. (Telecommunication Services)†	5,493	15,450

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,331	20,888

		36,338

Brazil - 2.9%

Ambev SA - ADR (Food Beverage & Tobacco)*	20,505	44,086

Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	3,548	43,321

Raia Drogasil SA (Food & Staples Retailing)	1,600	30,830

Ultrapar Participacoes SA - Sponsored ADR (Energy)	11,420	30,491

WEG SA (Capital Goods)	3,600	26,441

		175,169

Chile - 0.5%

Banco Santander Chile - ADR (Banks)	1,915	32,210

China - 32.6%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	7,000	33,578

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	615	124,642

Autohome Inc. - ADR (Media & Entertainment)	442	36,310

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	781	78,826

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	1,921	76,782

China Tower Corp., Ltd., Class H (Telecommunication Services)^†	444,000	99,062

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,000	46,794

ENN Energy Holdings Ltd. (Utilities)†	9,000	100,037

Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	3,500	60,166

Glodon Co., Ltd., Class A (Software & Services)†	6,800	49,570

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	4,700	35,772

	Shares	Value
COMMON STOCKS - 95.0% (continued)

China - 32.6% (continued)

Haitian International Holdings Ltd. (Capital Goods)†	15,000	$26,961

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	10,500	47,375

JD.com Inc. - ADR (Retailing)*	1,651	71,158

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)*†	4,500	58,441

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	6,500	89,242

Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	300	52,892

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	4,000	29,980

NetEase Inc. - ADR (Media & Entertainment)	279	96,244

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	558	71,234

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	11,100	115,142

SF Holding Co., Ltd., Class A (Transportation)†	13,000	85,696

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	7,600	35,035

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,000	34,125

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	30,000	44,177

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	10,100	41,914

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	3,100	42,954

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	13,700	35,653

Tencent Holdings Ltd. (Media & Entertainment)†	2,300	122,022

Trip.com Group Ltd. - ADR (Retailing)*	2,134	54,972

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	837	31,413

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0% (continued)

China - 32.6% (continued)

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	3,640	$52,116

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,000	31,016

		2,011,301

Colombia - 0.7%

Ecopetrol SA - Sponsored ADR (Energy)	2,874	30,033

Grupo Nutresa SA (Food Beverage & Tobacco)	2,477	13,802

		43,835

Egypt - 0.7%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	11,703	44,923

India - 9.4%

Asian Paints Ltd. (Materials)†	2,810	65,370

Godrej Consumer Products Ltd. (Household & Personal Products)†	6,336	45,383

HDFC Bank Ltd. - ADR (Banks)	2,433	105,471

Hero MotoCorp Ltd. (Automobiles & Components)†	2,039	58,650

Housing Development Finance Corp., Ltd. (Banks)†	2,710	68,297

ICICI Bank Ltd. - Sponsored ADR (Banks)	4,150	40,504

ITC Ltd. (Food Beverage & Tobacco)†	12,780	30,569

Maruti Suzuki India Ltd. (Automobiles & Components)†	435	30,850

Max Financial Services Ltd. (Insurance)*†	9,910	60,772

Pidilite Industries Ltd. (Materials)†	2,034	41,154

Tata Consultancy Services Ltd. (Software & Services)†	1,278	34,022

		581,042

Indonesia - 3.3%

Astra International Tbk PT (Automobiles & Components)†	189,000	48,865

Bank Central Asia Tbk PT (Banks)†	39,600	68,759

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	152,000	27,767

	Shares	Value
COMMON STOCKS - 95.0% (continued)

Indonesia - 3.3% (continued)

Unilever Indonesia Tbk PT (Household & Personal Products)†	105,000	$58,079

		203,470

Kazakhstan - 0.2%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,610	14,505

Kenya - 0.3%

Safaricom plc (Telecommunication Services)†	62,300	16,542

Kuwait - 0.3%

Mabanee Co. SAK (Real Estate)†	8,845	18,158

Malaysia - 0.8%

Dialog Group Bhd. (Energy)†	63,800	49,090

Mexico - 5.7%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	2,140	88,403

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,393	89,612

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	448	44,670

Grupo Financiero Banorte SAB de CV, Series O (Banks)	11,500	31,450

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	40,300	96,933

		351,068

Morocco - 0.6%

Attijariwafa Bank (Banks)†	446	16,176

Maroc Telecom (Telecommunication Services)†	1,491	19,538

		35,714

Nigeria - 0.9%

Dangote Cement plc (Materials)†	44,096	14,699

Guaranty Trust Bank plc (Banks)†	261,863	14,100

Nestle Nigeria plc (Food Beverage & Tobacco)	5,120	12,080

Zenith Bank plc (Banks)†	414,394	15,197

		56,076

Pakistan - 0.9%

Engro Corp., Ltd. (Materials)†	11,490	21,883

MCB Bank Ltd. (Banks)†	17,600	17,940

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0% (continued)

Pakistan - 0.9% (continued)

Oil & Gas Development Co., Ltd. (Energy)†	27,700	$18,027

		57,850

Panama - 0.5%

Copa Holdings SA, Class A (Transportation)	695	30,726

Peru - 1.7%

Alicorp SAA (Food Beverage & Tobacco)	6,050	12,296

Credicorp Ltd. (Banks)	617	91,945

		104,241

Philippines - 3.2%

Bank of the Philippine Islands (Banks)†	26,900	30,800

BDO Unibank Inc. (Banks)†	19,450	38,628

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,620	14,047

Security Bank Corp. (Banks)†	7,030	14,258

SM Prime Holdings Inc. (Real Estate)†	72,700	43,383

Universal Robina Corp. (Food Beverage & Tobacco)†	15,950	38,968

Wilcon Depot Inc. (Retailing)†	56,500	16,113

		196,197

Poland - 0.2%

ING Bank Slaski SA (Banks)*†	342	11,006

Qatar - 0.8%

Qatar National Bank QPSC (Banks)†	10,447	49,311

Romania - 0.4%

Banca Transilvania SA (Banks)†	32,012	13,801

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	2,060	13,000

		26,801

Russia - 2.8%

LUKOIL PJSC - Sponsored ADR (Energy)	1,444	93,239

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	4,750	50,686

Yandex NV, Class A (Media & Entertainment)*	783	29,582

		173,507

Saudi Arabia - 1.4%

Bupa Arabia for Cooperative Insurance Co. (Insurance)†	685	19,543

Jarir Marketing Co. (Retailing)†	1,292	50,671

Mouwasat Medical Services Co. (Health Care Equipment & Services)†	827	18,668

		88,882

	Shares	Value
COMMON STOCKS - 95.0% (continued)

South Africa - 1.2%

Clicks Group Ltd. (Food & Staples Retailing)†	2,632	$32,786

Discovery Ltd. (Insurance)†	7,600	39,833

		72,619

South Korea - 6.0%

Amorepacific Corp. (Household & Personal Products)†	665	96,091

Coway Co., Ltd. (Consumer Durables & Apparel)†	598	29,940

LG Household & Health Care Ltd. (Household & Personal Products)†	106	119,894

NAVER Corp. (Media & Entertainment)†	755	122,918

		368,843

Taiwan - 8.2%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	5,000	46,963

Airtac International Group (Capital Goods)†	2,300	44,140

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	49,000	124,768

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	950	129,778

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	900	35,777

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	12,000	120,593

		502,019

Thailand - 1.7%

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	10,600	38,495

Siam Commercial Bank pcl, Reg S (Banks)†	32,000	67,748

		106,243

Turkey - 1.4%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	11,148	88,324

United Arab Emirates - 0.9%

DP World plc (Transportation)†	1,045	16,696

Emaar Properties PJSC (Real Estate)*†	53,031	38,987

		55,683

United Kingdom - 1.9%

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,663	67,650

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2020 (unaudited)

	Shares	Value
COMMON STOCKS - 95.0% (continued)

United Kingdom - 1.9% (continued)

Network International Holdings plc (Software & Services)*^†	9,015	$47,179

		114,829

Vietnam - 1.6%

Hoa Phat Group JSC (Materials)*†	61,760	56,689

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	9,842	41,599

		98,288

Total Common Stocks (Cost $6,326,377)		$5,855,642

PREFERRED STOCKS - 3.7%

Brazil - 1.6%

Banco Bradesco SA - ADR, 13.89% (Banks)+	19,936	70,175

Itau Unibanco Holding SA - Sponsored ADR, 0.88% (Banks)+	6,799	28,624

		98,799

South Korea - 2.1%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.43% (Technology Hardware & Equipment)+†	144	127,627

Total Preferred Stocks (Cost $279,305)		$226,426

SHORT TERM INVESTMENTS - 0.1%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.22% (Money Market Funds)	9,031	9,031

Total Short Term Investments (Cost $9,031)		$9,031

Total Investments — 98.8%

(Cost $6,614,713)		$6,091,099

Other Assets Less Liabilities - 1.2%		71,982

Net Assets — 100.0%		$6,163,081

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depositary Interest.

GDR	Global Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.9% of net assets as of April 30, 2020, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.2%

Banks	15.6

Capital Goods	2.2

Consumer Durables & Apparel	2.7

Consumer Services	1.9

Energy	3.8

Food & Staples Retailing	4.9

Food Beverage & Tobacco	10.5

Health Care Equipment & Services	0.9

Household & Personal Products	5.1

Insurance	3.9

Materials	3.2

Media & Entertainment	8.5

Pharmaceuticals, Biotechnology & Life Sciences	4.0

Real Estate	1.6

Retailing	5.1

Semiconductors & Semiconductor Equipment	2.6

Software & Services	2.8

Technology Hardware & Equipment	9.0

Telecommunication Services	3.7

Transportation	2.9

Utilities	1.6

Money Market Fund	0.1

Total Investments	98.8

Other Assets Less Liabilities	1.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2020 (Unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio

ASSETS:
Investments (cost $631,776,307, $12,480,220,132 and $299,140,337, respectively)	$899,989,747	$14,323,601,048	$307,486,876
Dividends and interest receivable	1,034,166	23,464,937	429,617
Foreign currency (cost $0, $3,726,423 and $1,129,687, respectively)	—	3,726,423	1,114,158
Receivable for investments sold	4,114,735	195,419,631	32,076
Receivable for Fund shares sold	1,619,749	29,578,025	1,335,906
Tax reclaims receivable	273,411	20,802,613	135,718
Prepaid expenses	55,271	247,828	93,873
Total Assets:	907,087,079	14,596,840,505	310,628,224

LIABILITIES:
Payable to Investment Adviser	(545,429)	(7,606,110)	(267,471)
Payable for investments purchased	(12,180,600)	(223,023,407)	(3,979,992)
Payable for Fund shares redeemed	(569,586)	(22,392,305)	(265,587)
Payable for directors’ fees and expenses	(6,833)	(112,731)	(2,215)
Payable for distribution fees	—	(224,044)	(41,937)
Deferred capital gains tax	—	—	(1,483)
Other liabilities	(279,467)	(4,430,717)	(143,360)
Total Liabilities	(13,581,915)	(257,789,314)	(4,702,045)
Net Assets	$893,505,164	$14,339,051,191	$305,926,179

ANALYSIS OF NET ASSETS:
Paid in capital	$589,944,432	$13,126,963,087	$309,537,777
Distributable earnings	303,560,732	1,212,088,104	(3,611,598)
Net Assets	$893,505,164	$14,339,051,191	$305,926,179

Net Assets:
Institutional Class	$601,104,389	$12,191,480,903	$258,058,521
Institutional Class Z	249,752,549	1,827,511,917	—
Investor Class	—	320,058,371	47,867,658
Advisor Class	42,648,226	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 500,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	17,181,602	601,509,974	18,562,400
Institutional Class Z (200,000,000, 200,000,000 and —, respectively, $.001 par value shares authorized)	7,144,472	90,193,727	—
Investor Class (—, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	15,803,165	3,479,145
Advisor Class (400,000,000, — and —, respectively, $.001 par value shares authorized)	1,218,280	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$34.99	$20.27	$13.90
Institutional Class Z	34.96	20.26	—
Investor Class	—	20.25	13.76
Advisor Class	35.01	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2020 (Unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio

ASSETS:
Investments (cost $4,442,814,856, $2,896,376,199 and $185,176,255, respectively)	$4,730,985,565	$3,369,735,088	$183,907,056
Dividends and interest receivable	6,112,370	4,492,822	1,047,881
Foreign currency (cost $0, $2,098,173 and $3,070,591, respectively)	—	2,098,173	3,049,042
Receivable for investments sold	1,498,753	10,705,489	448,769
Receivable for Fund shares sold	15,785,998	3,387,189	561,888
Tax reclaims receivable	155,451	72,421	41,222
Capital gain tax refund receivable	1,031	—	—
Prepaid expenses	136,322	79,661	72,113
Total Assets:	4,754,675,490	3,390,570,843	189,127,971

LIABILITIES:
Payable to Investment Adviser	(4,146,621)	(3,043,208)	(205,951)
Payable for investments purchased	(1,919)	(6,987)	(582,578)
Payable for Fund shares redeemed	(13,614,368)	(6,366,959)	(946,175)
Payable for directors’ fees and expenses	(40,011)	(31,275)	(1,912)
Payable for distribution fees	—	—	(15,262)
Deferred capital gains tax	—	—	(376,964)
Other liabilities	(1,567,172)	(2,102,452)	(211,496)
Total Liabilities	(19,370,091)	(11,550,881)	(2,340,338)
Net Assets	$4,735,305,399	$3,379,019,962	$186,787,633

ANALYSIS OF NET ASSETS:
Paid in capital	$4,755,014,405	$3,056,540,708	$321,291,483
Distributable earnings	(19,709,006)	322,479,254	(134,503,850)
Net Assets	$4,735,305,399	$3,379,019,962	$186,787,633

Net Assets:
Institutional Class	$4,169,086,065	$—	$—
Institutional Class I	—	—	74,995,589
Institutional Class II	—	—	100,591,520
Institutional Class Z	566,219,334	—	—
Investor Class	—	—	11,200,524
Advisor Class	—	3,379,019,962	—
Total Shares Outstanding:
Institutional Class (500,000,000, — and —, respectively, $.001 par value shares authorized)	235,025,885	—	—
Institutional Class I (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	12,572,630
Institutional Class II (—, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	16,812,144
Institutional Class Z (400,000,000, — and —, respectively, $.001 par value shares authorized)	31,874,597	—	—
Investor Class (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	1,884,540
Advisor Class (—, 500,000,000 and —, respectively, $.001 par value shares authorized)	—	72,922,858	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$17.74	$—	$—
Institutional Class I	—	—	5.96
Institutional Class II	—	—	5.98
Institutional Class Z	17.76	—	—
Investor Class	—	—	5.94
Advisor Class	—	46.34	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2020 (Unaudited)

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio

ASSETS:
Investments (cost $5,903,034, $17,806,565 and $6,614,713, respectively)	$6,313,031	$17,032,544	$6,091,099
Dividends and interest receivable	9,037	32,565	10,612
Foreign currency (cost $22,140, $55,886 and $31,019, respectively)	22,142	55,909	30,985
Receivable for investments sold	10,942	98,476	39,580
Receivable for Fund shares sold	—	6,452	—
Tax reclaims receivable	1,974	9,128	—
Capital gain tax refund receivable	—	204	107
Prepaid expenses	25,468	34,918	25,562
Total Assets:	6,382,594	17,270,196	6,197,945

LIABILITIES:
Payable to Investment Adviser	(3,433)	(9,434)	(4,826)
Payable for investments purchased	—	—	(19)
Payable for Fund shares redeemed	—	(725)	—
Payable for directors’ fees and expenses	(58)	(128)	(44)
Other liabilities	(37,416)	(40,284)	(29,975)
Total Liabilities	(40,907)	(50,571)	(34,864)
Net Assets	$6,341,687	$17,219,625	$6,163,081

ANALYSIS OF NET ASSETS:
Paid in capital	$5,896,839	$18,249,278	$6,761,037
Distributable earnings	444,848	(1,029,653)	(597,956)
Net Assets	$6,341,687	$17,219,625	$6,163,081

Net Assets:
Institutional Class	$6,341,687	$17,219,625	$6,163,081
Total Shares Outstanding:
Institutional Class (300,000,000, 300,000,000 and 300,000,000, respectively, $.001 par value shares authorized)	578,840	1,677,804	657,051
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$10.96	$10.26	$9.38

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2020 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $279,228, $18,401,050, $136,269, $5,403,702 and $4,074,341, respectively)	$4,548,895	$142,428,830	$2,529,565	$41,625,956	$31,526,015
Total investment income	4,548,895	142,428,830	2,529,565	41,625,956	31,526,015

EXPENSES
Investment advisory fees (Note 3)	3,699,449	52,669,543	1,867,993	29,764,217	22,901,831
Administration fees (Note 3)	149,076	2,459,184	55,619	839,248	642,729
Distribution fees, Investor Class	—	468,429	69,165	—	—
Custody and accounting fees (Note 3)	68,575	874,307	80,196	774,842	619,003
Directors’ fees and expenses	13,888	234,695	4,826	81,401	63,420
Transfer agent fees and expenses (Note 3)	6,810	280,777	4,692	27,316	289,121
Printing and postage fees	18,625	463,992	9,884	137,237	183,596
State registration filing fees	25,167	119,188	18,532	41,049	35,213
Professional fees	23,979	129,774	26,431	60,977	56,589
Shareholder servicing fees (Note 3)	313,429	5,512,844	120,819	1,991,988	3,213,532
Compliance officers’ fees and expenses (Note 3)	1,313	22,199	455	7,670	5,989
Other fees and expenses	19,246	214,228	7,650	74,551	57,748
Total Expenses	4,339,557	63,449,160	2,266,262	33,800,496	28,068,771
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(329,103)	(233,020)	—
Net expenses	4,339,557	63,449,160	1,937,159	33,567,476	28,068,771
Net investment income	209,338	78,979,670	592,406	8,058,480	3,457,244

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	49,381,727	(498,983,805)	(5,242,685)	(90,164,878)	(95,007,922)
Foreign currency transactions	(9,000)	(1,013,961)	(68,933)	(998,791)	(987,668)
Net realized gain (loss)	49,372,727	(499,997,766)	(5,311,618)	(91,163,669)	(95,995,590)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $(7,377), $(1,713,830) and $(942,836), respectively)	(53,791,285)	(1,096,614,616)	(30,522,875)	(785,961,751)	(569,097,745)
Translation of assets and liabilities denominated in foreign currencies	8,454	140,378	(27,813)	1,975	8,628
Net change in unrealized depreciation	(53,782,831)	(1,096,474,238)	(30,550,688)	(785,959,776)	(569,089,117)
Net realized and unrealized loss	(4,410,104)	(1,596,472,004)	(35,862,306)	(877,123,445)	(665,084,707)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,200,766)	$(1,517,492,334)	$(35,269,900)	$(869,064,965)	$(661,627,463)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2020 (unaudited)

	Frontier Emerging Markets Portfolio	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $538,551, $3,668, $16,093 and $7,915, respectively)	$4,086,962	$55,662	$189,874	$58,850
Total investment income	4,086,962	55,662	189,874	58,850

EXPENSES
Investment advisory fees (Note 3)	1,752,849	23,581	65,437	34,937
Administration fees (Note 3)	45,431	6,022	7,887	6,061
Distribution fees, Investor Class	20,024	—	—	—
Custody and accounting fees (Note 3)	202,615	7,069	11,099	9,528
Directors’ fees and expenses	4,126	108	282	114
Transfer agent fees and expenses (Note 3)	3,441	242	302	252
Printing and postage fees	9,024	85	257	89
State registration filing fees	13,246	7,041	5,520	7,120
Professional fees	22,068	20,100	19,696	20,302
Shareholder servicing fees (Note 3)	63,903	—	9,717	—
Compliance officers’ fees and expenses (Note 3)	395	10	27	11
Other fees and expenses	10,676	2,927	2,074	2,869
Total Expenses	2,147,798	67,185	122,298	81,283
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(147,431)	(40,235)	(52,186)	(41,105)
Net expenses	2,000,367	26,950	70,112	40,178
Net investment income	2,086,595	28,712	119,762	18,672

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(5,742,512)	19,211	(308,608)	(75,261)
Foreign currency transactions	(177,797)	(1,060)	(7,280)	(1,244)
Net realized gain (loss)	(5,920,309)	18,151	(315,888)	(76,505)
Change in unrealized appreciation (depreciation) Investments (net of increase (decrease) in deferred foreign taxes of $(342,158), $—, $— and $(1,236), respectively)	(56,225,381)	(600,126)	(2,354,626)	(982,963)
Translation of assets and liabilities denominated in foreign currencies	(22,194)	51	186	188
Net change in unrealized depreciation	(56,247,575)	(600,075)	(2,354,440)	(982,775)
Net realized and unrealized loss	(62,167,884)	(581,924)	(2,670,328)	(1,059,280)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,081,289)	$(553,212)	$(2,550,566)	$(1,040,608)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2020 (unaudited) and the Fiscal Year Ended October 31, 2019

	Global Equity Portfolio		International Equity Portfolio		International Small Companies Portfolio
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$209,338	$2,497,705	$78,979,670	$201,056,232	$592,406	$1,698,992
Net realized gain (loss) on investments and foreign currency transactions	49,372,727	(6,375,697)	(499,997,766)	(33,612,658)	(5,311,618)	(5,697,615)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(53,782,831)	107,273,674	(1,096,474,238)	1,425,393,239	(30,550,688)	26,188,769
Net increase (decrease) in net assets resulting from operations	(4,200,766)	103,395,682	(1,517,492,334)	1,592,836,813	(35,269,900)	22,190,146
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(4,316,797)	(64,234,872)	(230,105,320)	(167,443,933)	(1,807,612)	(8,346,534)
Institutional Class Z	(1,747,501)	(15,391,303)	(34,291,239)	(20,898,599)	—	—
Investor Class	—	—	(5,139,836)	(3,656,420)	(315,070)	(3,593,042)
Advisor Class	(135,973)	(9,454,857)	—	—	—	—
Total distributions to shareholders	(6,200,271)	(89,081,032)	(269,536,395)	(191,998,952)	(2,122,682)	(11,939,576)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	(75,326,875)	57,694,848	(48,064,416)	566,865,141	16,284,994	112,439,750
Institutional Class Z	21,924,343	82,448,223	108,018,216	437,598,452	—	—
Investor Class	—	—	(34,852,370)	(54,430,541)	(2,312,690)	(2,538,877)
Advisor Class	(4,991,261)	(42,431,140)	—	—	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	(58,393,793)	97,711,931	25,101,430	950,033,052	13,972,304	109,900,873
NET INCREASE (DECREASE) IN NET ASSETS	(68,794,830)	112,026,581	(1,761,927,299)	2,350,870,913	(23,420,278)	120,151,443
NET ASSETS
At beginning of period	962,299,994	850,273,413	16,100,978,490	13,750,107,577	329,346,457	209,195,014
At end of period	$893,505,164	$962,299,994	$14,339,051,191	$16,100,978,490	$305,926,179	$329,346,457

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2020 (unaudited) and the Fiscal Year Ended October 31, 2019

	Institutional Emerging Markets Portfolio		Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,058,480	$59,373,616	$3,457,244	$43,088,333	$2,086,595	$6,718,383
Net realized gain (loss) on investments and foreign currency transactions	(91,163,669)	(13,326,874)	(95,995,590)	4,685,180	(5,920,309)	(25,803,298)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(785,959,776)	673,738,997	(569,089,117)	498,976,801	(56,247,575)	36,007,690
Net increase (decrease) in net assets resulting from operations	(869,064,965)	719,785,739	(661,627,463)	546,750,314	(60,081,289)	16,922,775
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(76,149,087)	(37,840,245)	—	—	—	—
Institutional Class I	—	—	—	—	(2,815,426)	(2,317,415)
Institutional Class II	—	—	—	—	(2,717,574)	(2,370,233)
Institutional Class Z	(9,138,401)	(4,685,232)	—	—	—	—
Investor Class	—	—	—	—	(292,150)	(193,925)
Advisor Class	—	—	(63,406,862)	(29,768,361)	—	—
Total distributions to shareholders	(85,287,488)	(42,525,477)	(63,406,862)	(29,768,361)	(5,825,150)	(4,881,573)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	141,674,230	273,614,078	—	—	—	—
Institutional Class I	—	—	—	—	(38,336,586)	(79,791,087)
Institutional Class II	—	—	—	—	2,717,574	(42,137,950)
Institutional Class Z	125,357,188	101,847,677	—	—	—	—
Investor Class	—	—	—	—	(5,731,311)	(5,615,597)
Advisor Class	—	—	(170,259,514)	298,174,837	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	267,031,418	375,461,755	(170,259,514)	298,174,837	(41,350,323)	(127,544,634)
NET INCREASE (DECREASE) IN NET ASSETS	(687,321,035)	1,052,722,017	(895,293,839)	815,156,790	(107,256,762)	(115,503,432)
NET ASSETS
At beginning of period	5,422,626,434	4,369,904,417	4,274,313,801	3,459,157,011	294,044,395	409,547,827
At end of period	$4,735,305,399	$5,422,626,434	$3,379,019,962	$4,274,313,801	$186,787,633	$294,044,395

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2020 (unaudited) and the Fiscal Year Ended October 31, 2019

	Global Equity Research Portfolio		International Equity Research Portfolio		Emerging Markets Research Portfolio
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$28,712	$74,449	$119,762	$187,025	$18,672	$89,493
Net realized gain (loss) on investments and foreign currency transactions	18,151	295,892	(315,888)	143,404	(76,505)	207,059
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(600,075)	494,170	(2,354,440)	1,381,496	(982,775)	638,030
Net increase (decrease) in net assets resulting from operations	(553,212)	864,511	(2,550,566)	1,711,925	(1,040,608)	934,582
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(379,881)	(466,964)	(374,600)	(728,939)	(299,718)	(473,739)
Investor Class*	—	(48,022)	—	(85,106)	—	(45,468)
Total distributions to shareholders	(379,881)	(514,986)	(374,600)	(814,045)	(299,718)	(519,207)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	379,881	1,078,763	687,207	9,225,741	305,718	1,090,834
Investor Class*	—	(547,730)	—	(1,044,838)	—	(560,346)
Net Increase in net assets from portfolio share transactions	379,881	531,033	687,207	8,180,903	305,718	530,488
NET INCREASE (DECREASE) IN NET ASSETS	(553,212)	880,558	(2,237,959)	9,078,783	(1,034,608)	945,863
NET ASSETS
At beginning of period	6,894,899	6,014,341	19,457,584	10,378,801	7,197,689	6,251,826
At end of period	$6,341,687	$6,894,899	$17,219,625	$19,457,584	$6,163,081	$7,197,689
*

Effective March 1, 2019, the Investor Class shares of the Global Equity Research, International Equity Research and Emerging Markets Research Portfolios were closed and their balances were transferred to the Institutional Class (See Note 7).

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2020 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Global Equity Portfolio–Institutional Class
04/30/20	$35.38	$0.01	$(0.16)	$(0.15)	$(0.24)	$ —	$(0.24)	$34.99	(0.47	)(A)%	$601,104	0.94	(B)%	0.94	(B)%	0.04	(B)%	21	(A)%
10/31/19	35.68	0.09	3.45	3.54	(0.12)	(3.72)	(3.84)	35.38	11.86		684,764	0.93		0.93		0.28		39
10/31/18	40.84	0.13	(0.13)	—	(0.14)	(5.02)	(5.16)	35.68	(0.35)		619,347	0.94		0.94		0.34		42
10/31/17	32.53	0.09	8.74	8.83	(0.13)	(0.39)	(0.52)	40.84	27.58		790,097	0.93		0.93		0.25		33
10/31/16	32.44	0.13	0.92	1.05	(0.12)	(0.84)	(0.96)	32.53	3.43		779,020	0.92		0.92		0.42		24
10/31/15	32.98	0.13	0.68	0.81	(0.12)	(1.23)	(1.35)	32.44	2.51		805,291	0.92		0.92		0.41		45
Global Equity Portfolio–Institutional Class Z
04/30/20	35.36	0.02	(0.16)	(0.14)	(0.26)	—	(0.26)	34.96	(0.43	)(A)	249,753	0.87	(B)	0.87	(B)	0.12	(B)	21	(A)
10/31/19	35.67	0.11	3.44	3.55	(0.14)	(3.72)	(3.86)	35.36	11.89		229,355	0.88		0.88		0.32		39
10/31/18	40.84	0.17	(0.15)	0.02	(0.17)	(5.02)	(5.19)	35.67	(0.26)		140,359	0.91		0.90		0.43		42
10/31/17(2)(3)	39.33	(0.01)	1.52	1.51	—	—	—	40.84	3.80	(A)	46,493	1.21	(B)	0.90	(B)	(0.05	)(B)	33	(A)
Global Equity Portfolio–Advisor Class
04/30/20	35.30	(0.04)	(0.15)	(0.19)	(0.10)	—	(0.10)	35.01	(0.55	)(A)	42,648	1.21	(B)	1.21	(B)	(0.23	)(B)	21	(A)
10/31/19	35.60	0.03	3.43	3.46	(0.04)	(3.72)	(3.76)	35.30	11.60		48,181	1.12		1.12		0.09		39
10/31/18	40.78	0.07	(0.15)	(0.08)	(0.08)	(5.02)	(5.10)	35.60	(0.57)		90,567	1.14		1.14		0.18		42
10/31/17	32.47	0.01	8.73	8.74	(0.04)	(0.39)	(0.43)	40.78	27.28		75,244	1.14		1.14		0.02		33
10/31/16	32.38	0.05	0.91	0.96	(0.03)	(0.84)	(0.87)	32.47	3.12		56,698	1.19		1.19		0.15		24
10/31/15	32.92	0.04	0.68	0.72	(0.03)	(1.23)	(1.26)	32.38	2.28		64,726	1.18		1.18		0.13		45
International Equity Portfolio–Institutional Class
04/30/20	22.72	0.11	(2.18)	(2.07)	(0.38)	—	(0.38)	20.27	(9.35	)(A)	12,191,481	0.81	(B)	0.81	(B)	1.00	(B)	12	(A)
10/31/19	20.74	0.29	1.98	2.27	(0.29)	—	(0.29)	22.72	11.19		13,766,876	0.81		0.81		1.35		30
10/31/18	22.64	0.31	(1.83)	(1.52)	(0.20)	(0.18)	(0.38)	20.74	(6.86)		11,995,592	0.81		0.81		1.34		10
10/31/17	18.37	0.23	4.22	4.45	(0.18)	—	(0.18)	22.64	24.47		11,107,736	0.82		0.82		1.22		12
10/31/16	17.69	0.21	0.64	0.85	(0.17)	—	(0.17)	18.37	4.91		6,354,810	0.84		0.84		1.20		22
10/31/15	18.30	0.20	(0.63)	(0.43)	(0.18)	—	(0.18)	17.69	(2.40)		4,591,802	0.85		0.85		1.11		12
International Equity Portfolio–Institutional Class Z
04/30/20	22.72	0.12	(2.19)	(2.07)	(0.39)	—	(0.39)	20.26	(9.34	)(A)	1,827,512	0.73	(B)	0.73	(B)	1.09	(B)	12	(A)
10/31/19	20.75	0.30	1.98	2.28	(0.31)	—	(0.31)	22.72	11.29		1,938,763	0.75		0.75		1.42		30
10/31/18	22.64	0.40	(1.90)	(1.50)	(0.21)	(0.18)	(0.39)	20.75	(6.79)		1,342,804	0.74		0.74		1.77		10
10/31/17(3)(4)	21.35	0.02	1.27	1.29	—	—	—	22.64	6.00	(A)	166,923	0.99	(B)	0.80	(B)	0.33	(B)	12	(A)
International Equity Portfolio–Investor Class
04/30/20	22.66	0.07	(2.18)	(2.11)	(0.30)	—	(0.30)	20.25	(9.50	)(A)	320,058	1.14	(B)	1.14	(B)	0.65	(B)	12	(A)
10/31/19	20.65	0.22	1.98	2.20	(0.19)	—	(0.19)	22.66	10.79		395,339	1.13		1.13		1.03		30
10/31/18	22.55	0.21	(1.80)	(1.59)	(0.13)	(0.18)	(0.31)	20.65	(7.16)		411,712	1.14		1.14		0.92		10
10/31/17	18.30	0.19	4.18	4.37	(0.12)	—	(0.12)	22.55	24.04		644,243	1.14		1.14		0.95		12
10/31/16	17.62	0.14	0.66	0.80	(0.12)	—	(0.12)	18.30	4.63		433,765	1.15		1.15		0.83		22
10/31/15	18.23	0.15	(0.64)	(0.49)	(0.12)	—	(0.12)	17.62	(2.76)		405,101	1.17		1.17		0.83		12

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from August 1, 2017 (commencement of class operations) through October 31, 2017.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).
(4)	For the period from July 17, 2017 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2020 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
International Small Companies Portfolio–Institutional Class
04/30/20	$15.64	$0.03	$(1.66)	$(1.63)	$(0.11)	$ —	$(0.11)	$13.90	(10.57	)(A)%	$258,059	1.34	(B)%	1.15	(B)%	0.41	(B)%	14	(A)%
10/31/19	15.29	0.12	1.24	1.36	(0.13)	(0.88)	(1.01)	15.64	10.14		272,252	1.38		1.15		0.78		37
10/31/18	16.67	0.13	(1.30)	(1.17)	(0.06)	(0.15)	(0.21)	15.29	(7.15)		151,283	1.39		1.15		0.75		52
10/31/17	13.72	0.11	3.41	3.52	(0.16)	(0.41)	(0.57)	16.67	26.98		144,170	1.41		1.15		0.72		19
10/31/16	13.40	0.20	0.34	0.54	(0.09)	(0.13)	(0.22)	13.72	4.15		62,785	1.60		1.25		1.51		49
10/31/15	13.85	0.11	(0.25)	(0.14)	(0.05)	(0.26)	(0.31)	13.40	(0.98)		47,276	1.64		1.30		0.79		38
International Small Companies Portfolio–Investor Class
04/30/20	15.48	0.01	(1.64)	(1.63)	(0.09)	—	(0.09)	13.76	(10.65	)(A)	47,868	1.67	(B)	1.40	(B)	0.14	(B)	14	(A)
10/31/19	15.16	0.09	1.21	1.30	(0.10)	(0.88)	(0.98)	15.48	9.82		57,095	1.70		1.40		0.63		37
10/31/18	16.55	0.10	(1.29)	(1.19)	(0.05)	(0.15)	(0.20)	15.16	(7.35)		57,912	1.75		1.40		0.58		52
10/31/17	13.64	0.05	3.42	3.47	(0.15)	(0.41)	(0.56)	16.55	26.71		50,292	1.80		1.40		0.37		19
10/31/16	13.33	0.16	0.35	0.51	(0.07)	(0.13)	(0.20)	13.64	3.92		44,363	1.90		1.50		1.18		49
10/31/15	13.80	0.08	(0.26)	(0.18)	(0.03)	(0.26)	(0.29)	13.33	(1.29)		50,164	1.93		1.55		0.58		38
Institutional Emerging Markets Portfolio–Institutional Class (Formerly Class I)
04/30/20	21.25	0.03	(3.21)	(3.18)	(0.33)	—	(0.33)	17.74	(15.28	)(A)	4,169,086	1.27	(B)	1.27	(B)	0.28	(B)	10	(A)
10/31/19	18.43	0.24	2.76	3.00	(0.18)	—	(0.18)	21.25	16.43		4,864,702	1.27		1.27		1.18		17
10/31/18	21.94	0.19	(3.53)	(3.34)	(0.17)	—	(0.17)	18.43	(15.33)		3,978,321	1.27		1.27		0.84		24
10/31/17	17.65	0.19	4.20	4.39	(0.10)	—	(0.10)	21.94	25.08		4,386,511	1.28		1.28		0.97		17
10/31/16	16.04	0.14	1.56	1.70	(0.09)	—	(0.09)	17.65	10.74		3,051,419	1.29		1.29		0.88		20
10/31/15	18.60	0.13	(2.56)	(2.43)	(0.13)	—	(0.13)	16.04	(13.14)		1,876,495	1.31		1.30		0.77		23
Institutional Emerging Markets Portfolio–Institutional Class Z (Formerly Class II)
04/30/20	21.28	0.05	(3.22)	(3.17)	(0.35)	—	(0.35)	17.76	(15.24	)(A)	566,219	1.19	(B)	1.11	(B)	0.46	(B)	10	(A)
10/31/19	18.45	0.27	2.76	3.03	(0.20)	—	(0.20)	21.28	16.61		557,924	1.19		1.11		1.34		17
10/31/18	21.94	0.22	(3.52)	(3.30)	(0.19)	—	(0.19)	18.45	(15.21)		391,583	1.20		1.11		1.00		24
10/31/17(2)	17.71	0.22	4.21	4.43	(0.20)	—	(0.20)	21.94	25.43		458,288	1.23		1.12		1.12		17
10/31/16(2)	16.14	0.16	1.59	1.75	(0.18)	—	(0.18)	17.71	11.06		381,031	1.24		1.13		0.96		20
10/31/15(2)	18.81	0.16	(2.60)	(2.44)	(0.23)	—	(0.23)	16.14	(13.06)		241,425	1.27		1.14		0.96		23
Emerging Markets Portfolio–Advisor Class
04/30/20	55.65	0.05	(8.53)	(8.48)	(0.83)	—	(0.83)	46.34	(15.55	)(A)	3,379,020	1.37	(B)	1.37	(B)	0.17	(B)	11	(A)
10/31/19	48.21	0.58	7.28	7.86	(0.42)	—	(0.42)	55.65	16.46		4,274,314	1.37		1.37		1.10		19
10/31/18	57.46	0.42	(9.24)	(8.82)	(0.40)	(0.03)	(0.43)	48.21	(15.47)		3,459,157	1.40		1.40		0.73		24
10/31/17	46.27	0.43	11.02	11.45	(0.26)	—	(0.26)	57.46	24.93		4,014,977	1.42		1.42		0.84		17
10/31/16	42.02	0.30	4.17	4.47	(0.22)	— (3)	(0.22)	46.27	10.73		2,998,484	1.42		1.42		0.72		26
10/31/15	50.88	0.26	(6.80)	(6.54)	(0.39)	(1.93)	(2.32)	42.02	(13.17)		2,381,671	1.45		1.45		0.57		30

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).
(3)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2020 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Frontier Emerging Markets Portfolio–Institutional Class I
04/30/20	$7.80	$0.05	$(1.73)	$(1.68)	$(0.16)	$ —	$(0.16)	$5.96	(21.92	)(A)%	$74,996	1.67	(B)%	1.67	(B)%	1.34	(B)%	11	(A)%
10/31/19	7.62	0.14	0.14	0.28	(0.10)	—	(0.10)	7.80	3.73		144,742	1.63		1.63		1.72		31
10/31/18	8.50	0.11	(0.82)	(0.71)	(0.17)	—	(0.17)	7.62	(8.47)		220,367	1.62		1.62		1.24		20
10/31/17	7.35	0.05	1.17	1.22	(0.07)	—	(0.07)	8.50	16.82		266,844	1.71		1.71		0.69		28
10/31/16	7.62	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	7.35	(2.43)		342,114	1.79		1.79		1.41		47
10/31/15	9.50	0.11	(1.84)	(1.73)	(0.05)	(0.10)	(0.15)	7.62	(18.35)		451,646	1.79		1.79		1.29		38
Frontier Emerging Markets Portfolio–Institutional Class II
04/30/20	7.82	0.07	(1.74)	(1.67)	(0.17)	—	(0.17)	5.98	(21.92	)(A)	100,592	1.59	(B)	1.35	(B)	1.95	(B)	11	(A)
10/31/19	7.63	0.17	0.13	0.30	(0.11)	—	(0.11)	7.82	4.01		128,742	1.55		1.35		2.19		31
10/31/18	8.50	0.14	(0.83)	(0.69)	(0.18)	—	(0.18)	7.63	(8.31)		163,794	1.56		1.35		1.51		20
10/31/17(2)(3)	7.43	0.08	0.99	1.07	—	—	—	8.50	14.40	(A)	166,698	1.58	(B)	1.35	(B)	1.47	(B)	28	(A)
Frontier Emerging Markets Portfolio–Investor Class
04/30/20	7.75	0.03	(1.72)	(1.69)	(0.12)	—	(0.12)	5.94	(22.15	)(A)	11,201	2.08	(B)	2.00	(B)	1.07	(B)	11	(A)
10/31/19	7.57	0.11	0.13	0.24	(0.06)	—	(0.06)	7.75	3.24		20,560	2.00		2.00		1.38		31
10/31/18	8.43	0.07	(0.79)	(0.72)	(0.14)	—	(0.14)	7.57	(8.75)		25,388	2.06		2.00		0.87		20
10/31/17	7.28	0.04	1.15	1.19	(0.04)	—	(0.04)	8.43	16.40		30,981	2.13		2.00		0.48		28
10/31/16	7.55	0.07	(0.30)	(0.23)	(0.04)	—	(0.04)	7.28	(3.01)		32,771	2.23		2.23		1.02		47
10/31/15	9.41	0.06	(1.80)	(1.74)	(0.02)	(0.10)	(0.12)	7.55	(18.64)		45,622	2.20		2.20		0.75		38
Global Equity Research Portfolio–Institutional Class
04/30/20	12.57	0.05	(0.97)	(0.92)	(0.15)	(0.54)	(0.69)	10.96	(7.96	)(A)	6,342	2.00	(B)	0.80	(B)	0.85	(B)	25	(A)
10/31/19	12.06	0.14	1.40	1.54	(0.09)	(0.94)	(1.03)	12.57	14.36		6,895	1.96		0.83		1.18		44
10/31/18	12.23	0.10	0.23	0.33	(0.18)	(0.32)	(0.50)	12.06	2.74		5,452	2.64		0.90		0.76		45
10/31/17(4)	10.00	0.08	2.15	2.23	—	—	—	12.23	22.30	(A)	5,308	3.49	(B)	0.90	(B)	0.80	(B)	36	(A)
International Equity Research Portfolio–Institutional Class
04/30/20	12.03	0.07	(1.61)	(1.54)	(0.14)	(0.09)	(0.23)	10.26	(13.10	)(A)	17,220	1.31	(B)	0.75	(B)	1.28	(B)	26	(A)
10/31/19	11.59	0.18	1.17	1.35	(0.13)	(0.78)	(0.91)	12.03	12.93		19,458	1.42		0.79		1.62		44
10/31/18	13.11	0.14	(0.93)	(0.79)	(0.14)	(0.59)	(0.73)	11.59	(6.43)		9,305	1.78		0.90		1.07		43
10/31/17	11.10	0.12	2.26	2.38	(0.17)	(0.20)	(0.37)	13.11	22.26		9,479	2.26		0.90		0.99		55
10/31/16(5)	10.00	0.14	0.96	1.10	—	—	—	11.10	11.00	(A)	6,244	3.54	(B)	0.90	(B)	1.51	(B)	33	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from March 1, 2017 (commencement of class operations) through October 31, 2017.
(3)	All per share amounts and net asset values have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017. (See Note 1).
(4)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.
(5)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2020 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Emerging Markets Research Portfolio–Institutional Class
04/30/20	$11.42	$0.03	$(1.60)	$(1.57)	$(0.14)	$(0.33)	$(0.47)	$ 9.38	(14.49	)(A)%	$6,163	2.33	(B) %	1.15	(B)%	0.53	(B)%	35	(A)%
10/31/19	10.82	0.15	1.35	1.50	(0.09)	(0.81)	(0.90)	11.42	15.05		7,198	2.29		1.19		1.35		58
10/31/18	13.01	0.12	(1.34)	(1.22)	(0.23)	(0.74)	(0.97)	10.82	(10.24)		5,702	2.90		1.30		0.93		55
10/31/17(2)	10.00	0.10	2.91	3.01	—	—	—	13.01	30.10	(A)	5,880	3.72	(B)	1.30	(B)	1.04	(B)	46	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2020 (unaudited)

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has nine separate diversified Portfolios, all of which were active as of April 30, 2020 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I: May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class***: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class***: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class***: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

** Effective March 1, 2019, the Institutional Emerging Markets and Emerging Markets Portfolios’ shares are generally available for purchase by new and existing shareholders, subject to certain limitations that may apply at the Fund’s discretion.

*** Effective March 1, 2019, the Investor Class shares of the Global Equity Research, International Equity Research and Emerging Markets Research Portfolios were closed and their balances were transferred to the Institutional Class (See Note 7) .

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board of Directors of the Fund (the “Board”) has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value per share (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Level 1	unadjusted quoted prices in active markets for identical assets
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2020. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Equity
Common Stocks	$611,260,751	$235,758,788	$—	$847,019,539
Preferred Stocks	8,326,235	—	—	8,326,235
Short Term Investments	44,643,973	—	—	44,643,973
Total Investments	$664,230,959	$235,758,788	$—	$899,989,747
International Equity
Common Stocks	$3,418,850,922	$10,101,286,680	$—	$13,520,137,602
Preferred Stocks	188,925,004	310,978,703	—	499,903,707
Short Term Investments	303,559,739	—	—	303,559,739
Total Investments	$3,911,335,665	$10,412,265,383	$—	$14,323,601,048
International Small Companies
Common Stocks	$30,483,318	$268,961,286	$—	$299,444,604
Short Term Investments	8,042,272	—	—	8,042,272
Total Investments	$38,525,590	$268,961,286	$—	$307,486,876
Institutional Emerging Markets
Common Stocks	$1,329,810,737	$3,056,655,760	$—	$4,386,466,497
Preferred Stocks	152,174,740	50,438,400	—	202,613,140
Short Term Investments	141,905,928	—	—	141,905,928
Total Investments	$1,623,891,405	$3,107,094,160	$—	$4,730,985,565
Emerging Markets
Common Stocks	$955,751,336	$2,196,761,301	$—	$3,152,512,637
Preferred Stocks	109,363,709	36,095,421	—	145,459,130
Short Term Investments	71,763,321	—	—	71,763,321
Total Investments	$1,136,878,366	$2,232,856,722	$—	$3,369,735,088
Frontier Emerging Markets
Common Stocks	$37,330,246	$139,359,298	$—	$176,689,544
Preferred Stocks	5,844,808	—	—	5,844,808
Short Term Investments	1,372,704	—	—	1,372,704
Total Investments	$44,547,758	$139,359,298	$—	$183,907,056
Global Equity Research
Common Stocks	$3,195,621	$2,984,383	$—	$6,180,004
Preferred Stocks	16,978	43,974	—	60,952
Short Term Investments	72,075	—	—	72,075
Total Investments	$3,284,674	$3,028,357	$—	$6,313,031

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
International Equity Research
Common Stocks	$2,602,295	$13,832,701	$—	$16,434,996
Preferred Stocks	82,665	289,033	—	371,698
Short Term Investments	225,850	—	—	225,850
Total Investments	$2,910,810	$14,121,734	$—	$17,032,544
Emerging Markets Research
Common Stocks	$1,700,538	$4,155,104	$—	$5,855,642
Preferred Stocks	98,799	127,627	—	226,426
Short Term Investments	9,031	—	—	9,031
Total Investments	$1,808,368	$4,282,731	$—	$6,091,099

As of April 30, 2020, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Redemption Fees

Prior to February 28, 2020, the Fund had established fees on short-term redemptions to discourage frequent trading in Portfolio shares. Redemptions of Portfolio shares made within 90 days of purchase may have been subject to a redemption fee equal to 2% of the amount redeemed. For the period or year ended April 30, 2020 and October 31, 2019, the Portfolios received the following redemption fees. These amounts are netted against “Payments for Shares Redeemed” in Note 7 - Capital Share Transactions.

	Institutional Class		Institutional Class I		Institutional Class II
Portfolio	Period Ended April 30, 2020	Year Ended October 31, 2019	Period Ended April 30, 2020	Year Ended October 31, 2019	Period Ended April 30, 2020	Year Ended October 31, 2019
Global Equity	$8,245	$79,336	$—	$—	$—	$—
International Equity	121,951	905,862	—	—	—	—
International Small Companies	974	7,219	—	—	—	—
Institutional Emerging Markets	23,826 *	182,069 *	—	—	—	—
Emerging Markets	—	—	—	—	—	—
Frontier Emerging Markets	—	—	1,446	12,856	—	—
Global Equity Research	—	—	—	—	—	—
International Equity Research	—	—	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—

* Formerly Class I

	Investor Class		Advisor Class		Institutional Class Z
Portfolio	Period Ended April 30, 2020	Year Ended October 31, 2019	Period Ended April 30, 2020	Year Ended October 31, 2019	Period Ended April 30, 2020	Year Ended October 31, 2019
Global Equity	$—	$—	$1,561	$7,472	$—	$9,100
International Equity	3,986	31,086	—	—	26	12,652
International Small Companies	1,538	2,312	—	—	—	—
Institutional Emerging Markets	—	—	—	—	—	—
Emerging Markets	—	—	30,908	79,727	—	—
Frontier Emerging Markets	1,192	4,961	—	—	—	—
Global Equity Research	—	—	—	—	—	—
International Equity Research	—	—	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

3. Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with Harding Loevner LP (the “Investment Adviser”). Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2020. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit*
Global Equity–Institutional Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.95%
Global Equity–Institutional Class Z	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.90%
Global Equity–Advisor Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	1.25%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies–Institutional Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
International Small Companies–Investor Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.40%
Institutional Emerging Markets–Institutional Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.30%
Institutional Emerging Markets–Institutional Class Z	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.15%	**
Emerging Markets–Advisor Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.75%
Frontier Emerging Markets–Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
Emerging Markets Research–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%

*	Effective through February 28, 2021.

**

The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Institutional Class Z shares for their other operating expenses to the extent that the aggregate operating expenses of Institutional Class Z exceed the applicable contractual management fee, currently 1.15% on the first $1 billion of average daily net assets, 1.13% on the next $1 billion, 1.11% on the next $1 billion and 1.09% for average daily net assets over $3 billion.

For the period ended April 30, 2020, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Advisor
International Small Companies–Institutional Class	$255,118
International Small Companies–Investor Class	73,985
Institutional Emerging Markets–Institutional Class Z	233,020
Frontier Emerging Markets–Institutional Class II	141,124
Frontier Emerging Markets–Investor Class	6,307
Global Equity Research–Institutional Class	40,235
International Equity Research–Institutional Class	52,186
Emerging Markets Research–Institutional Class	41,105

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

3. Transactions with Affiliates and Significant Agreements (continued)

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Management Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2020. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the period ended April 30, 2020, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4. Class Specific Expenses

The class level expenses for the period ended April 30, 2020, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
Global Equity–Institutional Class	$—	$10,853	$6,801	$3,506	$247,839
Global Equity–Institutional Class Z	—	9,681	2,897	649	—
Global Equity–Advisor Class	—	4,633	8,927	2,655	65,590
International Equity–Institutional Class	—	73,017	403,662	257,948	5,229,683
International Equity–Institutional Class Z	—	34,609	39,723	10,070	—
International Equity–Investor Class	468,429	11,562	20,607	12,759	283,161
International Small Companies–Institutional Class	—	12,561	6,566	3,019	87,397
International Small Companies–Investor Class	69,165	5,971	3,318	1,673	33,422
Institutional Emerging Markets–Institutional Class	—	29,156	130,219	22,551	1,991,988
Institutional Emerging Markets–Institutional Class Z	—	11,893	7,018	4,765	—
Frontier Emerging Markets–Institutional Class I	—	5,240	5,726	2,325	48,898
Frontier Emerging Markets–Institutional Class II	—	4,604	1,634	249	—
Frontier Emerging Markets–Investor Class	20,024	3,402	1,664	867	15,005
Global Equity Research–Institutional Class	—	7,041	85	242	—
International Equity Research–Institutional Class	—	5,520	257	302	9,717
Emerging Markets Research–Institutional Class	—	7,120	89	252	—

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2020, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$188,666,069	$262,286,067
International Equity	1,894,219,528	1,811,569,683
International Small Companies	64,028,361	42,678,526
Institutional Emerging Markets	710,476,138	485,292,004
Emerging Markets	411,054,547	594,764,602
Frontier Emerging Markets	27,899,011	73,726,168
Global Equity Research	1,684,499	1,684,982
International Equity Research	5,269,246	4,762,065
Emerging Markets Research	2,412,212	2,385,997

6. In-Kind Redemptions

During the period ended April 30, 2020, the Global Equity Portfolio delivered portfolio securities rather than cash in exchange for the redemption of shares for certain investors (in-kind redemptions). These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Portfolio’s NAV per share. The Global Equity Portfolio had in-kind redemptions of approximately $38,788,196. The redemption amounts are included in “Net increase (decrease) in net assets from portfolio share transactions” on the Statements of Changes in Net Assets. Net gain of approximately $17,420,766 on the securities resulting from such in-kind redemptions are included in “Net realized gain (loss) on investments and foreign currency transactions” in the Statements of Changes in Net Assets. For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7. Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2020, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	2,320,055	$78,112,371	99,937	$3,750,633	(4,594,538)	$(157,189,879)	(2,174,546)	$(75,326,875)
Institutional Class Z	665,540	22,152,392	34,033	1,275,910	(41,197)	(1,503,959)	658,376	21,924,343
Advisor Class	118,899	4,146,809	3,494	131,272	(268,880)	(9,269,342)	(146,487)	(4,991,261)
International Equity
Institutional Class	98,717,641	2,082,507,133	7,739,005	182,950,087	(110,770,657)	(2,313,521,636)	(4,314,011)	(48,064,416)
Institutional Class Z	12,702,799	278,242,902	1,367,636	32,317,240	(9,201,151)	(202,541,926)	4,869,284	108,018,216
Investor Class	2,641,808	56,410,965	213,471	5,048,578	(4,496,164)	(96,311,913)	(1,640,885)	(34,852,370)
International Small Companies
Institutional Class	4,301,235	60,535,949	98,894	1,656,470	(3,242,426)	(45,907,425)	1,157,703	16,284,994
Investor Class	478,405	7,392,239	18,570	308,083	(705,325)	(10,013,012)	(208,350)	(2,312,690)
Institutional Emerging Markets
Institutional Class	43,454,400	836,860,683	2,860,129	63,923,895	(40,235,296)	(759,110,348)	6,079,233	141,674,230
Institutional Class Z	6,602,389	142,185,571	364,763	8,156,096	(1,314,237)	(24,984,479)	5,652,915	125,357,188
Emerging Markets
Advisor Class	9,470,546	477,024,004	963,747	56,465,950	(14,311,692)	(703,749,468)	(3,877,399)	(170,259,514)
Frontier Emerging Markets
Institutional Class I	2,411,799	16,408,290	272,402	2,132,906	(8,666,332)	(56,877,782)	(5,982,131)	(38,336,586)
Institutional Class II	—	—	346,188	2,717,574	—	—	346,188	2,717,574
Investor Class	482,643	2,963,304	35,821	279,761	(1,286,835)	(8,974,376)	(768,371)	(5,731,311)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

7. Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity Research
Institutional Class	—	$—	30,488	$379,881	—	$—	30,488	$379,881
International Equity Research
Institutional Class	115,060	1,265,328	30,406	374,600	(85,300)	(952,721)	60,166	687,207
Emerging Markets Research
Institutional Class	660	6,000	25,882	299,718	—	—	26,542	305,718

Transactions in capital shares for the year ended October 31, 2019, were as follows for each Portfolio:

	Shares Sold		Proceeds From Shares Sold		Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	6,480,898		$214,724,441		1,984,043	$59,461,782	(6,465,537)	$(216,491,375)	1,999,404	$57,694,848
Institutional Class Z	2,700,167		89,388,860		514,072	15,391,303	(663,559)	(22,331,940)	2,550,680	82,448,223
Advisor Class	693,636		21,687,688		310,232	9,294,552	(2,183,139)	(73,413,380)	(1,179,271)	(42,431,140)
International Equity
Institutional Class	220,376,972		4,642,294,048		6,889,755	133,385,649	(199,780,919)	(4,208,814,556)	27,485,808	566,865,141
Institutional Class Z	30,574,387		653,016,988		1,030,494	19,929,755	(11,009,003)	(235,348,291)	20,595,878	437,598,452
Investor Class	7,439,378		157,313,694		185,567	3,594,437	(10,116,759)	(215,338,672)	(2,491,814)	(54,430,541)
International Small Companies
Institutional Class	11,740,090		174,939,842		483,963	6,368,951	(4,710,546)	(68,869,043)	7,513,507	112,439,750
Investor Class	942,433		13,279,661		271,646	3,544,980	(1,346,337)	(19,363,518)	(132,258)	(2,538,877)
Institutional Emerging Markets
Institutional Class*	68,282,636		1,374,367,156		1,735,602	31,674,733	(56,911,201)	(1,132,427,811)	13,107,037	273,614,078
Institutional
Class Z**	7,607,526		154,213,357		223,763	4,083,688	(2,833,432)	(56,449,368)	4,997,857	101,847,677
Emerging Markets
Advisor Class	23,245,944		1,254,356,568		546,892	26,141,428	(18,740,314)	(982,323,159)	5,052,522	298,174,837
Frontier Emerging Markets
Institutional Class I	3,651,239		28,143,602		243,399	1,798,720	(14,243,297)	(109,733,409)	(10,348,659)	(79,791,087)
Institutional Class II	196,850		1,500,000		320,735	2,370,233	(5,514,982)	(46,008,183)	(4,997,397)	(42,137,950)
Investor Class	836,407		6,382,046		25,247	186,071	(1,564,483)	(12,183,714)	(702,829)	(5,615,597)
Global Equity Research
Institutional Class	52,369	***	612,560	***	43,929	466,964	(45)	(761)	96,253	1,078,763
Investor Class	—		—		4,535	48,021	(51,332)	(595,751)	(46,797)	(547,730)
International Equity Research
Institutional Class	758,015	***	8,659,313	***	70,702	728,938	(14,045)	(162,510)	814,672	9,225,741
Investor Class	1,057		12,337		8,319	85,106	(102,743)	(1,142,281)	(93,367)	(1,044,838)
Emerging Markets Research
Institutional Class	56,179	***	617,645	***	47,469	473,739	(48)	(550)	103,600	1,090,834
Investor Class	—		—		4,579	45,469	(55,566)	(605,815)	(50,987)	(560,346)

*	Formerly Class I
**	Formerly Class II
***

Includes shares of 51,332, 99,550, 55,566 and proceeds of $595,962, $1,109,987, $605,671 for the Global Equity Research Portfolio, International Equity Research Portfolio and Emerging Markets Research Portfolio, respectively, which were transferred due to the liquidation of the Investor Class. The transfer was completed on March 1, 2019.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

8. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2020, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$296,555,962	$(29,485,544)	$267,070,418	$632,919,329
International Equity	2,865,184,450	(1,040,357,330)	1,824,827,120	12,498,773,928
International Small Companies	50,419,192	(42,107,732)	8,311,460	299,175,416
Institutional Emerging Markets	913,952,599	(634,603,574)	279,349,025	4,451,636,540
Emerging Markets	846,484,974	(380,461,554)	466,023,420	2,903,711,668
Frontier Emerging Markets	32,189,796	(33,458,995)	(1,269,199)	185,176,255
Global Equity Research	974,474	(564,477)	409,997	5,903,034
International Equity Research	1,392,203	(2,166,224)	(774,021)	17,806,565
Emerging Markets Research	609,834	(1,133,448)	(523,614)	6,614,713

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2020, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2017; October 31, 2018; October 31, 2019) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and 2018 were as follows:

	Distributions From
Portfolio	Ordinary Income 2019	Long-Term Capital Gains 2019	Ordinary Income 2018	Long-Term Capital Gains 2018
Global Equity	$5,039,201	$84,041,831	$12,438,660	$89,283,118
International Equity	191,998,952	—	109,614,020	89,572,490
International Small Companies	1,400,782	10,538,794	1,712,845	890,383
Institutional Emerging Markets	42,525,477	—	38,761,437	—
Emerging Markets	29,768,361	—	28,497,360	1,842,865
Frontier Emerging Markets	4,881,573	—	9,138,364	—
Global Equity Research	231,465	283,521	242,035	—
International Equity Research	306,053	507,992	345,365	248,978
Emerging Markets Research	175,404	343,803	480,970	—

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

8. Income Tax (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2019, capital losses incurred that will be carried forward indefinitely under provisions of the Act were as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Global Equity	$—	$(1,713,943)
International Equity	(132,716,245)	—
International Small Companies	(3,791,115)	—
Institutional Emerging Markets	(45,085,901)	(113,613,590)
Emerging Markets	(14,198,703)	—
Frontier Emerging Markets	(16,639,343)	(107,570,370)

9. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2020.

10. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

11. Concentration of Ownership

At April 30, 2020, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	1	21.75	%*
International Equity	3	42.06	%*
International Small Companies	3	43.29	%*
Institutional Emerging Markets	2	55.97	%*

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2020 (unaudited)

11. Concentration of Ownership (continued)

	No. of Shareholders	% Ownership
Emerging Markets	3	63.00	%*
Frontier Emerging Markets	3	38.14	%*
Global Equity Research	2	83.35%
International Equity Research	3	73.74	%*
Emerging Markets Research	2	74.52%

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

12. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At April 30, 2020, the Portfolio’s investment in the Banking industry amounted to 29.82% of its total assets.

13. Line of Credit

The Fund has a $150 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2020, Frontier Emerging Markets had an outstanding balance for thirteen days with a maximum balance of $3,500,000 at an average weighted interest rate of 1.79%.

14. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Liquidity Risk Management Program

(unaudited)

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), Harding, Loevner Funds, Inc. (the “Fund”) has adopted a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Fund (each, a “Portfolio” and together, the “Portfolios”), based on factors specific to the circumstances of each Portfolio.

The Board of Directors (the “Board”) of the Fund approved the Program and designated Harding Loevner LP as the administrator of the Program, acting through its Brokerage and Trading Advisory Committee (the “Administrator”). The Liquidity Rule and the Program require the Administrator to assess and review, at least annually, the liquidity risk of each Portfolio, and to consider whether any new or additional steps need to be taken or recommended to manage liquidity risk.

Pursuant to the Liquidity Rule, at the December 6, 2019 Board meeting, the Administrator provided the Board with an annual report that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation and any material changes to the Program (the “Liquidity Report”).

The Liquidity Report described the operation of the Program, including the process for categorizing portfolio securities into one of four liquidity categories, as defined in the Liquidity Rule, noting that the process is supervised by the Administrator. In addition, the Liquidity Report discussed the role of the Fund’s third-party liquidity classification data provider (the “Liquidity Data Provider”) in the classification process, including the techniques used and assumptions applied by the Liquidity Data Provider to analyze portfolio holdings and the quality and timeliness of the liquidity classification data provided to the Administrator by the Liquidity Data Provider.

The Liquidity Report then discussed the annual assessment and review of the Program undertaken by the Administrator. In its assessment and review of each Portfolio’s liquidity risk, the Administrator considered such information as it deemed appropriate, which included, among other factors:

● The Portfolios’ investment strategies and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the investment strategy and liquidity of each Portfolio during both normal and reasonably foreseeable stressed conditions, including whether each strategy involves a relatively more concentrated portfolio or large position sizes in particular issuers and whether, or to what extent, the investment strategy is appropriate for an open-end fund.

● Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the short- and long-term cash flow projections of each Portfolio during normal and reasonably foreseeable stressed conditions.

● Holdings of cash and cash equivalents, as well as borrowing arrangements.

The Administrator reviewed holdings of cash and cash equivalents as well as borrowings, including the credit facility applicable to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Portfolios.

The Administrator’s consideration of the foregoing information among other factors, as part of its assessment and review of each Portfolio’s liquidity risk, suggested to the Administrator there would be sufficient cash to satisfy redemption requests under both normal conditions, and under reasonably foreseeable stressed conditions.

Finally, the Liquidity Report noted that the Fund had not adopted an highly liquid investment minimum (“HLIM”) because each Portfolio is invested primarily in highly liquid securities, and that the Administrator continues to believe, based on the composition of each Portfolio over the first year of the Program, that an HLIM is not needed.

The Liquidity Report concluded by stating that there were no material changes made to the Program since its inception, and that the Administrator had determined based on its assessment that the Program was effectively implemented and appropriately tailored to the nature and degree of the Fund’s liquidity risk, both under normal and reasonably foreseeable stressed conditions.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Portfolio Schedules of Investments

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Portfolios filed complete portfolios of investment with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to the Fund’s Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter that are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUNDS

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn N. Ainslie

Director

Christine C. Carsman

Director

Jill R. Cuniff

Director

R. Kelly Doherty

Director

Charles W. Freeman, III

Director

Samuel R. Karetsky

Director

Eric Rakowski

Director

Richard T. Reiter

President

Tracy L. Dotolo

Chief Financial Officer and Treasurer

Brian D. Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Marcia Y. Lucas

Secretary

Aaron J. Bellish

Assistant Treasurer

Ryan Bowles

Assistant Treasurer

Derek A. Jewusiak

Assistant Treasurer

Lisa R. Price

Assistant Secretary

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Act are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 2, 2020

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo
(Principal Financial Officer)

Date: July 2, 2020